SCHEDULE 14A
                                 (RULE 14A-101)
                     Information Required In Proxy Statement
                            Schedule 14a Information
                Proxy Statement Pursuant To Section 14(a) Of The
                         Securities Exchange Act Of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          HOMECOM COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|_|  No fee required.
|X|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A
     ---------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
     N/A
     ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     $3,000
     ---------------------------------------------------------------------------

(5)  Total fee paid:

     -0-, because fee is less than the de minimis fee amount
     ---------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:
2)   Form, Schedule or Registration Statement No.:
3)   Filing Party:
4)   Date Filed:

                          HOMECOM COMMUNICATIONS, INC.
                               3495 Piedmont Road
                             Building 12, Suite 110
                             Atlanta, Georgia 30305
                             Telephone: 404-237-4646

                             _____________ __, 2002

To Our Stockholders:


     As you know, we announced our intention to wind down the operations of our company, HomeCom Communications, Inc., in March of 2001. In furtherance of our plan to wind down our operations, we are having a Special Meeting of Stockholders of HomeCom Communications, Inc. to be held at the Company's offices at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 on _________ __, 2002, at 10:00 a.m. local time. You are cordially invited to attend this meeting.


     We are seeking your approval of several proposals at the Special Meeting.

     First, we will ask you to consider and vote upon a proposal to sell our remaining hosting and web site maintenance business to Tulix Systems, Inc., a company in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both the Company and Tulix, are the principal shareholders. The sale of this business, which is our only operating business, will constitute a sale of substantially all of our operating assets and will leave us without any operating business with which to generate revenues or profits.

     We will also ask you to consider several amendments to our Certificate of Incorporation. First, we will ask you to consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Prospect Technologies, Inc." Second, we will ask you to consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 100,000,000. Third, we will ask you to consider and vote upon a proposal to amend the Company's Certificate of Incorporation to allow corporate actions requiring stockholder approval to be approved without a stockholder meeting by fewer than all of the stockholders (currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting). And, fourth, we will ask you to consider and vote upon a proposal to effect a reverse split of the Company's common stock in a ratio of between 5-for-1 and 15-for-1, if and when the Board of Directors determines that such a reverse split is in the best interests of the Company.

     Finally, we will ask you to consider the election of David Danovitch, Larry Shatsoff, Michael Sheppard and Nino Doijashvili to the Board of Directors.

     We urge you to carefully review the enclosed materials, which explain the reasons for the proposals to be voted upon at the Special Meeting and contain other important information. Whether or not you plan to attend the Special Meeting, we ask that you read the information on the following pages and promptly submit your proxy card in the postage-paid envelope provided. If you attend the Special Meeting, you may vote in person if you wish, even though you have previously returned your proxy.


     Your vote is very important, and we appreciate your cooperation in considering and acting on the matters presented.

                                        Sincerely,


                                        -----------------------------
                                        Timothy R. Robinson
                                        Executive Vice President and
                                        Chief Financial Officer

                          HOMECOM COMMUNICATIONS, INC.
                               3495 Piedmont Road
                             Building 12, Suite 110
                             Atlanta, Georgia 30305
                             Telephone: 404-237-4646

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON _______ __, 2002

To the Stockholders of HomeCom Communications, Inc.:

     Notice is hereby given that a Special Meeting of Stockholders of HomeCom Communications, Inc., a Delaware corporation (the "Company"), will be held on the ____ day of ________, 2002 at 10:00 a.m., local time, at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 (the "Special Meeting") for the following purposes:

1. To consider and vote upon the sale of substantially all of the assets of the Company to Tulix Systems, Inc., an entity that is owned by Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are directors and officers of both the Company and Tulix.

2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Prospect Technologies, Inc."

3. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 100,000,000.

4. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve corporate actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting.

5. To consider and vote upon a proposal to effect a reverse split of the Company's common stock in a ratio between 5-for-1 and 15-for-1, if and when the Board of Directors determines that such a reverse split is in the best interests of the Company.

6. To elect David Danovitch, Larry Shatsoff, Michael Sheppard and Nino Doijashvili to the Board of Directors.

7. To transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

     The disinterested members of the board of directors recommend that you vote "FOR" approval of the sale of assets, notwithstanding the fact that owners of Tulix include three of our directors and officers, and the entire Board of Directors recommends that you vote "FOR" approval of each of the amendments to the Certificate of Incorporation, "FOR" approval of the proposed reverse split of the Company's common stock, and "FOR" election of the nominees to the Board of Directors.

     You do not have the right, under Delaware law, to dissent from the proposed actions.


     A Proxy Statement describing the matters to be considered at the Special Meeting is attached to this notice. Only Stockholders of record at the close of business on ___________, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. A list of Stockholders entitled to vote at the Special Meeting will be located at the offices of the Company at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305, no later than _________ __, 2002. That list will remain available for inspection at the offices of the Company until the Special Meeting, and will also be available for inspection at the Special Meeting.


     To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Special Meeting. Since proxies may be revoked at any time, you may attend the Special Meeting and vote in person even if you have previously returned a proxy.


                                           By Order of the Board of Directors,


                                           -----------------------------
                                           Timothy R. Robinson
                                           Executive Vice President and
                                           Chief Financial Officer


                                           ________ ___, 2002

     PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

                          HOMECOM COMMUNICATIONS, INC.

                                   ----------

                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON ________ __, 2002

                                   ----------

     The Board of Directors of HomeCom Communications, Inc., a Delaware corporation ("HomeCom," the "Company," "we" or "us"), is furnishing this Proxy Statement to you in connection with its solicitation of proxies to be voted at the Special Meeting of Stockholders to be held on the ____ day of _______, 2002 at 10:00 a.m., local time, at the offices of the Company, at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 and at any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement and the enclosed proxy are first being sent to Stockholders on or about _________ __, 2002.

     At the Special Meeting, we will ask you to:

     (1) consider and vote upon a proposal to sell substantially all of the assets of the Company to Tulix Systems, Inc. ("Tulix"), an entity in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are directors and officers of both the Company and Tulix, own all of the outstanding shares of capital stock (the "Asset Sale").

     (2) consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Prospect Technologies, Inc."

     (3) consider and vote upon a proposal to amend the Company's Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue from 15,000,000 to 100,000,000.

     (4) consider and vote upon a proposal to amend the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting.

     (5) consider and vote upon a proposal to effect a reverse split of the Company's common stock at a ratio of between 5-for-1 and 15-for-1, if and when the Board of Directors determines that such a reverse split is in the best interests of the Company.

     (6)  elect the following persons to serve on the Board of Directors of the
          Company: David Danovitch, Larry Shatsoff, Michael Sheppard and Nino Doijashvili.

     (7) transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

     The disinterested members of the Board of Directors recommend that you vote in favor of the Asset Sale, and the entire Board of Directors recommends that you vote for each of the other proposals. Except for procedural matters, we do not know of any matters other than those listed above that will be brought before the Special Meeting. If, however, other matters are properly brought before the Special Meeting, we will vote your proxy on those matters as determined by the person identified on the proxy card as your proxy.

     The principal executive offices of the Company are located at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305 and the telephone number is 404-237-4646.

                       - - - - - - - - - - - - - - - - - -

     YOU SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED IN THIS PROXY STATEMENT AND ITS ATTACHMENTS BEFORE RETURNING YOUR PROXY.

                       - - - - - - - - - - - - - - - - - -


             THE DATE OF THIS PROXY STATEMENT IS ________ ___, 2002.

                               SUMMARY TERM SHEET
                           FOR PROPOSED SALE OF ASSETS

     We have prepared a summary term sheet that highlights the material terms of the Asset Sale. We have included page references to direct you to more complete information which appears elsewhere in this document. A copy of the Asset Purchase Agreement governing the Asset Sale is attached to this Proxy Statement as Exhibit A (the "Sale Agreement"). You should read the Proxy Statement, the Sale Agreement and the other documents attached to this Proxy Statement in their entirety to fully understand the Asset Sale and its consequences to you.

     o    Parties to the Asset Sale (see page 4)

          Tulix Systems, Inc. is a newly-formed Georgia corporation that has been created by Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both the Company and Tulix and who own all of the outstanding stock of Tulix, for the purpose of acquiring our hosting and web site maintenance business.

     o    Assets being sold (see page 4)

          We intend to sell the assets used in our hosting and web site maintenance business to Tulix. These assets represent substantially all of our operating assets, and we will be left without any operating business upon completion of the sale of these assets.

     o    Payments by Tulix (see page 4)

          Tulix will not pay us any cash to acquire these assets. Instead, Tulix will:

          (1) issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix; and,

          (2) assume certain obligations of ours, including certain accounts payable related to ongoing operations, that are likely to amount to between approximately $1,000 and $50,000 depending on when the Asset Sale is completed.

     o    Tulix (see page 10)

          Tulix has no assets other than the $20,000 initial capitalization that it received from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, and Tulix has no liabilities or business history.

     o    Indirect Interest in Tulix (see page 5)

          Upon completion of the Asset Sale, HomeCom stockholders will continue to hold stock in HomeCom. HomeCom, in turn, will own 15% of the outstanding stock of Tulix. Therefore, the Asset Sale will result in HomeCom stockholders owning:

          (1) a 15% indirect interest in the assets used in the hosting and web site maintenance business, in which they now have a 100% direct interest, and

          (2) an indirect interest in $3,000, which is 15% of the $20,000 with which Tulix has been capitalized.

     o    Illiquidity of Interest in Tulix (see page 5)

          Tulix is not a public company, and our 15% equity interest in Tulix will be illiquid.

     o    Business of Tulix following the Asset Sale (see page 11)

          At the close of the transaction, Tulix's operating assets will be assets that are currently owned by us.

     o    No Operating Business of the Company following the Sale (see page 7)


          We will not have any ongoing business operations if we sell our hosting and web site maintenance business to Tulix. Our primary assets will be the shares of Tulix common stock issued to us in the Asset Sale and cash. Consequently, we will not be able to generate revenue, and we have no expectation of generating profits. We will, however, remain obligated for all of our debts other than those that will be assumed by Tulix. The total amount of these debts is approximately $1.5 million, including approximately $900,000 of accrued interest payable to the holders of our preferred stock.


     o    Management of the Company following the Sale (see page 7)

          Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have indicated their intent to resign their positions with us upon completion of the Asset Sale. We will pay Mr. Robinson $67,500 and Mr. Bokuchava $78,500 as severance payments upon their resignations. If the Asset Sale is completed and all of our current officers resign, we will be left without any officers or employees. The Board may seek to hire new officers, although there will be no business to manage and the primary responsibility of the new management team will be to keep the Company current in its reporting obligations under the securities laws.

     o    Reasons for the Sale (see page 5)

          We have been exploring the possible sale of the assets used in our hosting and web site maintenance business for several years. In 1999, we hired a professional advisor to assist us in our efforts, and we have contacted hundreds of potential buyers. Until Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, on behalf of Tulix, expressed an interest in purchasing these assets from us, however, our efforts had not yielded any offers. We seek to complete the Asset Sale to Tulix because the Board of Directors believes (1) that the hosting and web site maintenance business is unprofitable and that its future is uncertain and (2) that the Company may have greater opportunities without these assets.

          The Board of Directors believes that the business is unprofitable because it has generated losses for the past several years. The Board of Directors believes that the future of this business is uncertain because our contract with our largest customer has expired and our relationship with that customer can be terminated at any time. In addition, the business is dependent on a small number of key employees, namely Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, and the departure of any of those key employees could have a significant adverse impact on the business.

          The Board of Directors believes that, if the Company disposes of this business and remains current in its reporting obligations under the securities laws, the Company may become an attractive merger candidate to private companies that seek to avail themselves of the benefits of being publicly-traded. The Company does not know of any proposals to pursue any such transactions, but the Board of Directors believes that it is in the best interests of the stockholders of the Company to position the Company to take advantage of such opportunities if they were to arise. Obviously, we would only be able to recognize value from this strategy if we were able to complete such a transaction on favorable terms, and we can give you no assurance that we will ever be able to complete such a transaction at all or, if we are able to complete such a transaction, that we will be able to do so on favorable terms. Nevertheless, we believe that the likelihood of completing such a transaction is greater if the Company disposes of the hosting and web site maintenance business.

     o    Valuation of Transaction (see page 8)

          The terms of the Asset Sale are being negotiated for Tulix by Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili and are being negotiated for HomeCom by representatives of our Series C and Series E preferred stock. We did not feel that it was economically feasible to obtain a fairness opinion, and parties from whom we solicited offers to purchase our assets have declined to respond to us. As such, we are relying on the negotiations of the parties, the approval of the independent members of the Board of Directors and the approval of our stockholders to ensure that the transaction is fair.

     o    No Payments or Distributions to Stockholders (see page 5)

          You will not receive anything for the Asset Sale. We hope that through the Asset Sale we will be able to preserve some value in the Company and correspondingly some value in your shares, although we cannot offer you any assurances that we will be able to achieve these objectives.

     o    Conditions of the Asset Sale (see page 5)


          There are several conditions that, unless waived, the parties must satisfy in order to complete the Asset Sale. These include:


          o Stockholders who hold a majority of our outstanding shares of common stock must approve the Asset Sale;
          o Third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment; and
          o    Other standard closing conditions must be satisfied or waived.

          Our largest customer, Roadrunner, has indicated to us that it will transfer its business to Tulix upon completion of the Asset Sale, although our contract with Roadrunner has expired and there is no written agreement binding Roadrunner to do so. Roadrunner accounts for approximately 90% of our revenue.

     o    Completion of the Asset Sale (page 5)

          If the stockholders approve the Asset Sale at the Special Meeting, if the closing conditions are satisfied or waived, we intend to complete the Asset Sale as soon as possible following the Special Meeting.

     o    U.S. federal income tax consequences of the Asset Sale to you (see
          Page 7)

          Since you will not be receiving anything in the Asset Sale, there will not be any tax effect to you.

                          PROXY AND VOTING INFORMATION


Who May Vote


     Holders of record of HomeCom's common stock at the close of business on _______________, 2002 may vote at the meeting or any adjournment or postponement of the meeting. On _______________, 2002, 14,999,156 shares of our common stock were issued and outstanding and held of record by approximately 111 stockholders. Each stockholder is entitled to one vote per share.


How Do You Vote

     You may vote by proxy or in person at the meeting. To vote by proxy, please complete, sign, date and return your proxy card in the postage-paid envelope that we have provided.

How Do Proxies Work

     Giving your proxy means that you authorize us to vote your shares at the Special Meeting in the manner you direct. If you sign, date and return the enclosed proxy card but do not specify how to vote, we will vote your shares for the sale of substantially all of our assets, for each amendment to the Certificate of Incorporation, for authorization of the Board of Directors to effect the proposed reverse stock split and for the election of the four nominees of the Board of Directors as directors. We do not know of any other matters that will be brought before the Special Meeting. If, however, other matters are properly brought before the Special Meeting, we will vote your proxy on those matters as determined by a majority of the Board of Directors.

How Do You Revoke a Proxy

     You may revoke your proxy before it is voted by submitting a new proxy with a later date, or by written notice to such effect to our Secretary at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305.

What is a Quorum

     In order to carry on the business of the meeting, we must have a quorum. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting. We count abstentions and broker non-votes as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares that your broker holds on your behalf in a nominee name, which is commonly referred to as holding your shares in "street name." Under those circumstances, your broker may be authorized to vote for you on some routine items but is prohibited from voting on other items. Those items for which your broker cannot vote result in broker non-votes.

How Many Votes Are Required to Approve Each Proposal

     The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is necessary for approval of the Asset Sale and each proposed amendment to the Certificate of Incorporation, including the proposed reverse stock split. For this purpose, if you vote to "abstain" on these proposals, your shares will have the same effect as if you voted against the proposal. Broker non-votes also will have the same effect as a vote against the proposal.

     The four nominees for director receiving the greatest number of votes at the meeting will be elected as directors. Abstentions and broker non-votes are not counted for this purpose.

     For all other matters that the stockholders vote upon at the meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for approval. Accordingly, an abstention from voting or a broker non-vote on the proposal by a stockholder present in person or represented by proxy at the Special Meeting will have the same legal effect as a vote against the matter, even though the stockholder may interpret an abstention or broker non-vote differently.

Some Stockholders have Indicated their Intention to Vote


     Brittany Capital Management Limited, which owns 5,640,000 shares, or 37.6%, of our common stock, has indicated that it intends to vote in favor of each of the proposals. This means that we will need the approval of 1,859,579 of the other 9,359,156 shares of common stock to approve all of the matters being submitted for your approval.


Who will Tabulate the Votes

     Persons appointed by the chairman of the Special Meeting to act as inspectors of election for the Special Meeting will tabulate stockholders' votes. The inspectors of election will count all shares represented and entitled to vote on a proposal, whether voted for or against the proposal, or abstaining from voting, as present and entitled to vote on the proposal.

Who Pays for This Proxy Solicitation

     Your proxy is being solicited by the Board of Directors. HomeCom will pay the expenses of soliciting proxies. We expect that legal and printing expenses will be our primary expenses in connection with the solicitation. In addition to solicitation by mail, our officers may solicit proxies in person or by telephone. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. We will reimburse these persons for their reasonable expenses.

Dissenters' Rights

     You do not have the right, under Delaware law, to dissent from the proposed actions.

How Can You Submit a Stockholder Proposal for Next Year's Meeting

     We provide all stockholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next annual meeting of stockholders. We have not held an annual meeting since June 29, 2000. Under the Delaware General Corporation Law, our failure to hold an annual meeting for thirteen months gives our stockholders a right to appeal to a Delaware court to compel us to hold an annual meeting. This could place a financial burden on us. Assuming that our next annual meeting will be held in May 2003, in order to enable us to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in next year's proxy statement, you must submit your proposal to us no later than December 31, 2002, to the attention of our Secretary, at our principal place of business in Atlanta, Georgia. You may also submit the names of individuals whom you wish to be considered by the Board of Directors as nominees for directors. For each matter you intend to bring before the meeting, your notice must include a brief description of the business you wish to be considered, any material interest you have in that business and the reasons for conducting that business at the meeting. The notice must also include your name and address and the number of shares of our stock that you own. Any proposal for presentation at our next annual meeting which is outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 will be considered untimely for purposes of Rules 14a-4 and 14a-5 if we receive it after December 31, 2002, to the attention of our Secretary, at our principal place of business in Atlanta, Georgia.

Where Can You Find More Information About Us

     We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the Securities and Exchange Commission. You may inspect and copy our reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information about the public reference rooms. You may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a world-wide web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system.

              PROPOSAL 1 - SALE OF SUBSTANTIALLY ALL OF THE ASSETS

     If the Asset Sale is approved, we intend to complete the sale of our remaining hosting and web site maintenance business to Tulix, pursuant to the terms of the Sale Agreement. The description of the Sale Agreement in this Proxy Statement is a summary, remains subject to change, and it is qualified in its entirety by the Sale Agreement, which is attached to this Proxy Statement as Exhibit A.


Contact Information

     HomeCom and Tulix are the parties to the proposed Asset Sale. The contact information for us and Tulix, as of any time prior to the completion of the Asset Sale, are set forth below:

                        HomeCom Communications, Inc.
                        3495 Piedmont Road
                        Building 12, Suite 110
                        Atlanta, Georgia  30305
                        Attention:  Timothy R. Robinson
                        (404) 237-4646

                        Tulix Systems, Inc.
                        3495 Piedmont Road
                        Building 12, Suite 110
                        Atlanta, Georgia  30305
                        Attention:  Timothy R. Robinson
                        (404) 237-4646


Business Conducted

     Our ongoing business operations consist solely of our hosting and web site maintenance business. Currently, this business unit represents our entire business and is our sole source of revenue. If you approve, and if we subsequently complete, the Asset Sale, we will sell this business to Tulix.

Description of Transaction

     Under the Sale Agreement, Tulix will purchase all of the assets used in the operation of our hosting and web site maintenance business, including intangible assets (including intellectual property), machinery, equipment, contracts, receivables, and prepaid expenses. Tulix will not pay us any cash to acquire these assets. Instead, Tulix will:

     o issue to us shares of Tulix common stock that will represent 15% of the outstanding shares of Tulix; and,


     o assume certain obligations of ours, including certain accounts payable related to ongoing operations. These obligations would include such things as telephone, utilities, internet connectivity charges, security, maintenance contracts and general office administrative costs. Depending on when the transaction closes, the aggregate amount of these accounts payable could range from approximately $1,000 to $50,000. Additionally, we intend to assign to Tulix the lease for our primary office space at 3495 Piedmont Road, Building 12, Suite 100, Atlanta, Georgia 30305. This lease expires in October 2002 and provides for a monthly lease payment of $13,600.

     The Sale Agreement will be between the Company and Tulix. The Stockholders will not receive anything in connection with the Asset Sale. Upon completion of the Asset Sale, HomeCom stockholders will continue to own shares of HomeCom. In turn, HomeCom will own 15% of the outstanding stock of Tulix. Therefore, the Asset Sale will result in HomeCom's stockholders owning (1) a 15% indirect interest in the assets used in our hosting and web site maintenance business, in which they now hold a 100% direct interest, and (2) an indirect interest in $3,000, which is 15% of the $20,000 with which Tulix has been capitalized. Because Tulix is not a publicly-traded company, this 15% interest in Tulix will be illiquid. At the present time, we do not have any plan to sell, distribute to our stockholders or otherwise transfer this interest in Tulix. For a description of the business of Tulix, please see "- Information about Tulix" at page 10.

     The parties intend to complete the Asset Sale if it is approved by the Stockholders as required under Delaware law and the other conditions to closing set forth in the Sale Agreement are satisfied or waived. These conditions include, among others, the requirement that all third parties who have a contractual right to approve the assignment of their contracts to Tulix must consent to such assignment. If the Stockholders approve the Asset Sale, and if the conditions to closing are satisfied or waived, we expect to close the Asset Sale promptly after the Special Meeting. We intend to use the cash remaining after the Asset Sale to pay the expenses required to remain in existence and to comply with our ongoing reporting obligations as a public company under the Exchange Act. Consequently, we do not anticipate any distributions to Stockholders in the foreseeable future.


     The Sale Agreement provides that HomeCom will receive 50% of any proceeds that Tulix receives if Tulix liquidates within six months after the completion of the Asset Sale. This provision is intended to provide an additional incentive for Tulix to operate the business successfully. If we were to liquidate HomeCom instead of completing the Asset Sale, we would receive 100% of the liquidation proceeds.


Background of the Sale, Reasons for Engaging in the Sale and Past Contacts, Transactions or Negotiations

Intent to Wind Down our Operating Businesses

     On March 23, 2001, we issued a press release to announce our intention to wind down our operations and, to the extent possible, sell our remaining assets. In our press release, we stated, "HomeCom also announced that it has decided to wind down its operations... HomeCom has been unable to obtain additional financing and has insufficient assets to completely satisfy its obligations to creditors and the liquidation preferences of its preferred stock." The press release went on to state: "HomeCom continues to explore other possibilities, which may include the sale of other assets." We sold our Internet banking operations in March 2001 and our InsureRate division in January 2001. We have been trying to sell our sole remaining business, our hosting and web site maintenance business, for approximately two years.

Reasons for Selling the Hosting and Web Site Maintenance Business

     We seek to complete the Asset Sale to Tulix because the Board of Directors believes:

     (1) that the hosting and web site maintenance business is unprofitable and that its future is uncertain and

     (2)  that the Company may have greater opportunities without these assets.

     The hosting and web site maintenance business has generated net losses to the Company for the past several years. In addition to the failure of this business to generate a profit in the past, the Board of Directors believes that the future of this business is uncertain because our contract with the primary customer of this business, Roadrunner, has expired. Roadrunner accounts for approximately 90% of our revenues. While Roadrunner has indicated that it intends to continue to do business with us and that it intends to do business with Tulix upon completion of the Asset Sale, we do not have written agreements with Roadrunner to that effect. As such, without a contract, our relationship with Roadrunner can be terminated at any time. In addition, the dependence of the business on the retention of Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili contributes to the uncertainty of the business. If any of these employees were to leave, their departure could have a material adverse effect on our ability to operate the business. Moreover, we believe that competition in the hosting and web site maintenance business will lead to a decline in prices and margins. Given these considerations, the Board believes that it is in the best interests of the Company to dispose of the business. So far, however, we have been unsuccessful in our numerous efforts to do so. Consequently, the Board has determined that the sale of the business to Tulix is the best course of action for the Company at this time.

     While the Asset Sale would leave us without any source of revenues or profits, the Board of Directors believes that the Company, if it remains current in its reporting obligations under the securities laws, may become an attractive merger candidate to private companies that seek to avail themselves of the benefits of being publicly-traded. The Company does not know of any proposals to pursue any such transactions, but the Board of Directors believes that it is in the best interests of the stockholders of the Company to position the Company to take advantage of such opportunities if they were to arise. Obviously, we would only be able to recognize value from this strategy if we were able to complete such a transaction on favorable terms, and we can give you no assurance that we will ever be able to complete such a transaction at all or, if we are able to complete such a transaction, that we will be able to do so on favorable terms. Nevertheless, we believe that the likelihood of completing such a transaction is greater if the Company disposes of the hosting and web site maintenance business.

Past Contacts, Transactions or Negotiations

     In late 1999, we engaged Raymond James & Associates, Inc. to assist us in locating persons willing to provide financing to the Company or interested in acquiring the Company. During 1999 and 2000, Raymond James & Associates, Inc. contacted over 100 potential investors and acquirors and explored various options to finance or sell the Company. These efforts did not result in any offers to purchase all or part of the Company or to provide financing to the Company. Given our lack of success, we terminated our relationship with Raymond James in November 2000.


     In August 2000, we announced an agreement to sell our InsureRate division (formerly First Institutional Marketing, Inc., or "FIMI") to a management group composed of FIMI principals and other investors. In late September 2000, we announced that this transaction was being terminated due to the failure of the acquiring group to raise the required financing. Simultaneously, we also announced that we had entered into a new agreement to sell the InsureRate division to OneShield, Inc. In November of 2000, OneShield terminated the agreement to purchase FIMI. Ultimately, the FIMI operations were sold in February 2001 to Digital Insurance, Inc. for cash and the assumption of certain liabilities, resulting in net proceeds to the Company of $458,000.

     After we terminated Raymond James, we independently contacted several hundred potential investors and acquirors and explored various options to sell all or part of the remaining business or to obtain financing for the Company. These contacts resulted in numerous telephone discussions and led to actual meetings in person with representatives from seven different companies. None of these meetings, however, led to any offers to purchase the Company or provide any additional financing. While these efforts led to the sale of our Internet banking operations, the proceeds of $406,000 from that disposition did not provide a significant amount of operating capital.

     During this time, members of our board of directors began to resign from the board. Mr. Walker resigned in September 2000, and Messrs. Thomas and Delity resigned in November of 2000. Mr. Ellsworth resigned in December 2000 and Mr. Nebel resigned in February 2001. Finally, in March of 2001, Mr. Sax resigned. Mr. Robinson was not elected to the board until March 2001 to fill the vacancy created by Mr. Nebel's departure, and Ms. Doijashvili was not elected until April 2001, to fill the vacancy left by Mr. Thomas.


     By March of 2001, our continued inability to locate an acquiror or obtain financing led the Board of Directors to conclude that it was highly unlikely that any party would provide capital or acquire the remaining assets of the Company. The Board of Directors concluded that the orderly winding down of the Company was the course of action that was in the best interests of the stockholders. This conclusion was based on several considerations. First, the Company had tried unsuccessfully for more than a year to either raise capital or sell the business. Second, the general market conditions for companies in our market place were very unfavorable. Lastly, the Company did not have sufficient resources to continue actively pursuing a viable business strategy. The Board of Directors also believed, and still believes, that there may be some value in keeping the Company current in its reporting obligations under the securities laws. Please be advised, however, that we cannot give you any assurance that we will ever be able to recognize this value.

     After we announced that we were winding down operations, Roadrunner, our largest customer (representing approximately 90% of our revenues or approximately $90,000 per month), contacted us and conveyed its concern about our viability and our ability to perform under our contract. We indicated to Roadrunner that we would perform our obligations under the contract and that there would be no disruption in service. As part of our discussions with Roadrunner, Roadrunner indicated to us that it was unwilling to consent to the assignment of its contract with us unless we could assure Roadrunner that the application that we were hosting and supporting would not be impacted in any manner. Due to the complexity of the application and the necessity that the application keep running without interruption, it would be very difficult to transition these services without interruption unless our principal officers and employees would continue to provide the services that they were providing with HomeCom. This requirement, together with the fact that our contract with Roadrunner allowed Roadrunner to terminate upon 30 days' notice and would expire at the end of December 2001, further restricted our ability to sell the remaining hosting and web site maintenance business.


     During this same time period, we began discussions with Southridge Capital, an entity that sometimes acts as an intermediary between us and the holders of our Series C and E preferred stock. Southridge Capital informed us that holders of our Series C and Series E preferred stock shared our beliefs that: (1) it was advisable to try to sell our remaining hosting and web site maintenance business and (2) there may be some value in keeping the Company current in its reporting obligations under the Exchange Act after the sale of the business. Currently, these persons are the beneficial owners of 90.479 shares of Series C preferred stock and 106.35 shares of Series E preferred stock. (For illustration purposes only, assuming a market price of $.01 per share of Common Stock, these shares of preferred stock would be convertible into approximately 445,500,000 shares of our Common Stock, although our Certificate of Incorporation contains a restriction that prevents a holder of either Series C or Series E preferred stock from beneficially owning more than 4.9% of the outstanding shares of our common stock at any one time). Holders of shares of our preferred stock do not have the right to vote on the Asset Sale.

     During the course of our discussions with the preferred stockholders, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili expressed an interest in acquiring the remaining assets of the Company. Accordingly, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, on the one hand, and the representatives of the preferred stockholders, on the other hand, began discussions about a possible sale of the assets to Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili or an entity controlled by them. The management group proposed a sale of the assets for cash, but the representatives of the preferred stockholders indicated that they thought that the Company should maintain an equity interest in the business rather than sell it for cash. This would enable the Company to benefit from any success that Tulix may have. The management group expressed its belief that the fair value of the assets was between $50,000 and $75,000, based on a survey of the used equipment market for like kind equipment. While the Company has attempted to obtain an outside valuation for the equipment and has sent a list of equipment to five different vendors, all have declined to make an offer. In addition, we have attempted to liquidate certain office furniture by contacting three used furniture dealers. These liquidators informed us that they were not interested in purchasing the furniture, however, that if we paid them, they would remove the furniture.


Recommendation of the Board of Directors to Stockholders

     The independent members of the Board of Directors have approved the Asset Sale and the Sale Agreement and have recommended the Asset Sale to the stockholders of the Company for their approval. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili did not vote on the proposed Asset Sale, the Sale Agreement or other related matters when the Board of Directors approved the Asset Sale, the Sale Agreement and other related matters.

Valuation of Transaction

     The terms of the Asset Sale are being negotiated for Tulix by Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili and are being negotiated for HomeCom by representatives of our Series C and Series E preferred stock. We did not feel that it was economically feasible to obtain a fairness opinion regarding the Asset Sale, and parties from whom we solicited offers to purchase our assets have declined to respond to us. As such, we are relying on the negotiations of the parties, the approval of the independent members of the Board of Directors and the approval of our stockholders to ensure that the transaction is fair.

Fairness To Stockholders

     We will not obtain a fairness opinion with respect to the Asset Sale, given that the cost of obtaining such an opinion would be significant when viewed in light of our overall resources.

Conflicts of Interest; Interests of Certain Persons in Matters to be Acted Upon


     As of March 12, 2002, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili (each a director and officer of the Company) beneficially owned an aggregate of 136,763 shares of Common Stock of the Company (excluding options to purchase shares of common stock that have not yet vested), or approximately 1% of the outstanding shares of Common Stock of the Company. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili also beneficially own 100% of the outstanding capital stock of Tulix. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili are also directors and officers of both the Company and Tulix. In addition, we will pay Mr. Robinson $67,500 and Mr. Bokuchava $78,500 in severance payments if the Asset Sale is completed. The Board of Directors has agreed to pay these amounts to Mr. Robinson and Mr. Bokuchava because it might have become necessary to terminate them, and therefore pay them these amounts, if we did not think that we would be able to complete the Asset Sale. In addition, Messrs. Robinson and Bokuchava have performed valuable services to the Company by agreeing to remain with the Company through the Asset Sale.


     As such, the Asset Sale raises a number of potential conflicts of interest. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, as officers and directors of both the Company and Tulix, have negotiated and will continue to participate in the negotiation of the terms of the Asset Sale for both parties. Because these officers and directors have a significant economic interest in Tulix, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili recused themselves from the vote of the Board of Directors on the approval of the Asset Sale. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili will abstain from voting the shares of Common Stock beneficially owned by them with respect to the approval of the Asset Sale, as well.

Tax Consequences of the Asset Sale

     For tax purposes, the Company believes that the assets will be sold to Tulix at the Company's book value for those assets. If, however, there is any gain upon the sale, the Company believes that it will be able to apply tax loss carry forwards to offset any taxable income. Consequently, the Company does not expect that the Asset Sale will result in any taxes to the Company. Since the stockholders will not be receiving anything directly in this transaction, there should be no tax consequences to them from this sale.

Operation of the Company after the Asset Sale


     Because Tulix will acquire all of our ongoing operations, we will not have any ongoing business operations upon completion of the sale. Tulix will assume certain of our accounts payable, but we will retain approximately $1.5 million of liabilities. This amount includes approximately $900,000 of accrued interest payable to the holders of our preferred stock. We expect that all of our employees, including Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili, will resign from their positions with the Company upon completion of the sale in order to work full-time for Tulix. The Board of Directors may search for new executive officers, but we will have no business to operate and the primary responsibility of any officer that we may hire will be to keep the Company current in its reporting obligations under the Exchange Act. Our financial resources will limit our ability to hire new officers, and we expect to be able to pay them a salary commensurate with the types of services that they will perform; namely, keeping the Company current in its reporting obligations.

     If we are able to complete the Asset Sale, our primary assets will be cash and our shares of Tulix stock. As such, we may need to seek an exemption from registration under, or comply with, the Investment Company Act of 1940, as amended. Our Board of Directors intends to take the actions necessary to avail the Company of an exemption from registration under the Investment Company Act, including, if the Board determines that it is appropriate, the temporary exemption provided by Rule 3a-2 promulgated under the Investment Company Act. If we are unable to claim an exemption from the Investment Company Act and therefore become subject to the Act, we could incur significant costs and expenses.

Regulatory Approvals

     To the best of our knowledge, the Company is not required to comply with any federal or state regulatory requirements or obtain approval from any federal or state agency in connection with the sale of assets described in this Proxy Statement. The Company has not made any inquiries as to whether Tulix or any of its principals is required to comply with any such requirements or obtain approval from any such agencies.

Reports, Opinions Appraisals

     The Company has not received any report, opinion or appraisal materially relating to this transaction from an outside party. We did not seek any such reports, opinions or appraisals because of our limited financial resources.

Information About Tulix

Description of Tulix


     Tulix was incorporated under the laws of the State of Georgia in January 2002 for the purpose of acquiring the assets used in our hosting and web site maintenance business. Timothy R. Robinson was the incorporator of Tulix and serves as its registered agent. Tulix has informed the Company that as of the Record Date (and on the date it signs the Sale Agreement), Tulix had assets of $20,000 in cash. This amount was contributed by Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to capitalize Tulix. Tulix has informed us that it has no liabilities or business history and has been formed for the purpose of acquiring the Assets. If the Asset Sale is completed, Tulix will own and operate the hosting and web site maintenance business that we now own and operate. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have advised the Company that as of the Record Date (and on the date Tulix signs the Sale Agreement), they own in the aggregate 100% of the outstanding capital stock of Tulix. Each will also be a director and officer of Tulix. Mr. Robinson is also a director of the Company and serves our Executive Vice President and Chief Financial Officer. Mr. Bokuchava serves as a director and the President of Tulix. He is also a director of the Company and our Chief Technical Officer. Ms. Doijashvili serves as a director and vice president of Tulix. She is also a director of the Company and our Director of Technical Services. Mr. Robinson does not own any shares of Common Stock of the Company, although he holds options to acquire 150,000 shares of our Common Stock (although options to acquire 112,500 of those 150,000 shares will not become exercisable for more than 60 days after the date hereof). Mr. Bokuchava beneficially owns 64,559 shares of Common Stock of the Company, and Ms. Doijashvili owns 34,704 shares of Common Stock of the Company. Each of Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili has advised the Company that he or she intends to abstain from voting on the Asset Sale. We expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from their positions with the Company upon completion of the Asset Sale. If the Asset Sale is completed, we have been informed that our other employees also intend to resign from the Company and go to work for Tulix.


Description of Property

     At this time, Tulix does not have any office space. If the Asset Sale is completed, we intend to assign to Tulix our lease for approximately 7,000 square feet at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305. This lease expires in October 2002.

Legal Proceedings

     Tulix has informed us that it is not a party to any material legal proceedings. From time to time, it may become involved in various routine legal proceedings incidental to the conduct of our business.

Tulix Financial Statements

     Tulix is a Georgia corporation that has been recently formed for the purpose of acquiring the assets used in the hosting and web site maintenance business of HomeCom. Because Tulix is a newly-formed entity, we have not provided any financial information for Tulix. Tulix has been capitalized with a total of $20,000 from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili and, if the Asset Sale is completed, will have assets consisting of the assets acquired from HomeCom and $20,000.

Description of the Tulix Business Following the Asset Sale

     The hosting and web site maintenance business currently consists of a small number of hosting clients, minimal hourly maintenance work, and the administration and maintenance of the Roadrunner application. These operations will be used to establish a new small business, aimed at a new marketplace and offering a new product not previously offered by HomeCom. Tulix plans to develop and offer a new internet-based community software system ("Community"). The Community will be offered and targeted toward small to medium-sized internet service providers ("ISP"). The system will allow ISP's to offer their users a community that has features such as a message board and chat and that also allows them to build their own web sites. Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili have indicated that they do not have any reason to believe that they will be more successful running the hosting and website maintenance business than the Company has been. However, given that the Board of Directors has determined that it is in the best interests of the Company to dispose of this business, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili are willing to invest an aggregate of $20,000 in Tulix and are willing to devote their time to Tulix in order to determine whether it is viable as a stand-alone business.

     The resources necessary for Tulix to produce and successfully market the Community product are: the principals of Tulix and their skills and willingness to take the financial risk necessary to develop and market the product, the experience of technicians and business personnel acquainted with the principals, and the network operations facility assumed from HomeCom.

     The principals of Tulix do not feel that Tulix will be a viable business without Roadrunner as a customer. Even if Roadrunner remains a customer, Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili believe that additional measures will be needed for the business to survive. By operating the business as a private company rather than a public company, they hope to reduce the legal and accounting costs associated with the business because Tulix will not be required to comply with the securities laws. In addition, the principals expect to take pay reductions and may seek new sources of capital.

Information About the Company

Description of Business

     On March 23, 2001, we announced our intentions to wind down our operations. If the stockholders approve the Asset Sale and we complete the Asset Sale, we will sell our remaining operating assets to Tulix. Upon completion of the sale, we will have no operating assets and no source of revenue or profits.

History

     HomeCom was organized in 1994 to provide complex web-based software applications and integration services to businesses seeking to take advantage of the Internet. Over time, we evolved into a Web design, financial applications and solutions provider to the financial services market, including banking, insurance, securities brokerage firms and other financially oriented web portals.

     Prior to and during 2000, we derived revenue from, among other sources, professional web development services, software licensing, application development, insurance and securities sales commissions, and hosting and transactions fees. However, following our various divestitures, including the sales of our InsureRate division and our Internet banking operations during 2001, we now derive revenue only from hosting and web site maintenance services.

     On April 16, 1998, we acquired all of the outstanding capital stock of The Insurance Resource Center, Inc. ("IRC") for 351,391 shares of our common stock. IRC provides Internet development and hosting services to the insurance industry and was incorporated into our FAST group. We wrote off the remaining goodwill for IRC during 1999.

     On June 9, 1998, we sold substantially all of the assets of our HostAmerica Internet network outsourcing services division to Sage Acquisition Corp. ("Sage") for cash of $4,250,000 and Sage's assumption of approximately $250,000 of unearned revenue. We recorded a gain on the sale of approximately $4,402,000. This transaction allowed us to further consolidate our business focus on the financial services market.


     On March 24, 1999, we acquired all of the outstanding shares of First Institutional Marketing, Inc. ("FIMI") and certain of its affiliates for 1,252,174 shares of common stock. In addition, we entered into employment agreements for an initial term of three years with the three principals of FIMI, calling for them to continue in their roles for the acquired companies. Prior to the closing of the acquisition, we loaned the shareholders of FIMI $370,000 ("FIMI notes"). The FIMI notes were to be repaid in either cash or common stock and were collateralized by common stock. We also granted these FIMI shareholders 300,000 warrants to acquire shares of our common stock at an exercise price of $3.74 per share. Vesting of the warrants was contingent upon FIMI meeting certain operating goals.

     On April 23, 1999, we acquired all the outstanding shares of Ganymede Corporation for total consideration of 185,342 shares of common stock and $100,000 cash. Ganymede was a Chicago-based web site developer for financial institutions. In addition, we entered into employment agreements with the three principals of Ganymede, calling for them to continue in their current roles for the acquired company.

     On October 1, 1999 we sold our security consulting and integration service operations in exchange for $200,000 in cash, certain security audit rights and shares of a non-public entity originally valued at approximately $823,000, and entered into a joint marketing program with the acquirer.

     On January 31, 2001, we sold substantially all of the assets of FIMI and its affiliates to Digital Insurance, Inc. ("Digital") for approximately $458,000 in cash and the assumption of certain liabilities. In connection with the sale, the FIMI principals surrendered the shares of common stock that collateralized the FIMI notes and forfeited their warrants.

     On March 15, 2001, we sold substantially all of the assets used in our Internet banking operations to Netzee, Inc. The sale generated net proceeds to HomeCom of approximately $407,000.


Products and Services

     Following the sale of our Internet Banking operations and our InsureRate division, we had only one remaining operating business, our hosting and web site maintenance business.

Sales and Marketing

     We currently have no active marketing strategies or plans.

Intellectual Property Rights


     In accordance with industry practice, we have relied primarily on a combination of copyright, patent and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect our proprietary rights. We have sought to protect our software, documentation and other written materials principally under trade secret and copyright laws, which afford only limited protection. We have tried to use non-disclosure and confidentiality agreements with employees, vendors, contractors, consultants and customers to address these concerns.

     We do not believe that any of our products infringe the proprietary rights of third parties. There can be no assurance, however, that third parties will not claim infringement by us with respect to our products. In addition, Web site developers such as ours face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the United States, various states and foreign jurisdictions.

Employees

     As of March 12, 2002, we had eight full-time employees. If we sell our assets to Tulix, we expect that all of these employees will resign from their positions with us and go to work for Tulix. Such being the case, the Board of Directors intends to search for new executive officers if the Asset Sale is completed.

Customers


     We have one principal customer, Roadrunner. During 2001, Roadrunner accounted for approximately 82% of our sales. Our contract with Roadrunner expired in December 2001 and we currently are performing services for Roadrunner without a contract. Roadrunner has indicated that it will continue to do business with Tulix after the Asset Sale is completed, although it has not committed formally to doing so. We expect that our other customers also will become customers of Tulix after the Asset Sale is completed. Consequently, we will not have any customers following completion of the Asset Sale.

     During 1999, two customers each accounted for more than 10% of our total revenue. During 2000, two customers again accounted for over 10% of our total revenue each, with one of those customers accounting for over 40%. Our sales to our five largest customers represented approximately 51%, 76% and 89% of total revenues for 1999, 2000 and 2001, respectively.


Insurance

     We maintain liability and other insurance that we believe to be customary and generally consistent with industry practice. We believe that such insurance is adequate to cover potential claims relating to our existing business activities.

Government Regulation

     Except with regard to insurance and securities sales, as discussed below, we do not believe that we are currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally, and also believe that there are currently few laws or regulations directly applicable to Web site service companies. The Federal Communications Commission is studying the possible regulation of the Internet. Any such regulations adopted by the Federal Communications Commission may adversely impact the manner in which we conduct our business, our financial condition and our operating results. Moreover, the applicability to the Internet of existing laws governing issues such as property ownership, libel, and personal privacy is uncertain. We cannot predict the impact, if any, that future regulation or regulatory changes may have on our business. In addition, Web site developers such as us face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the U.S., various states and foreign jurisdictions. Any imposition of liability could have a material adverse effect on us.

     In addition, our network services are transmitted to our customers over dedicated and public telephone lines. These transmissions are governed by regulatory policies establishing charges and terms for communications. Changes in the regulatory environment relating to the telecommunications and media industry could have an effect on our business, including regulatory changes which directly or indirectly affect use or access of the Internet or increase the likelihood or scope of competition from regional telephone companies, could have a material adverse effect on us.

     Of course, if the Asset Sale is completed, the matters discussed in this section could adversely affect the value of our stock in Tulix.


     We own, and prior to January 31, 2001, operated a subsidiary named "FIMI Securities, Inc." FIMI Securities was a NASD regulated broker/dealer and was affiliated with various insurance agencies until it terminated its membership in the NASD on December 29, 2000. We still own FIMI Securities, but it no longer conducts any broker/dealer activities and is a dormant company.

Properties


     As of March 15, 2002, we occupy approximately 7,000 square feet in one office building in Atlanta, Georgia under a lease expiring in October 2002. This facility serves as our headquarters and computer center. We intend to assign this lease to Tulix if the Asset Sale is completed. Our landlord has indicated that it will allow Tulix to assume our lease, although it has not formally consented to an assignment of the lease. If, however, Tulix were to default under the lease, we will be liable for payments under the lease. We believe that we will be able to find suitable facilities following the completion of the Asset Sale with no material adverse effect on the Company.

     We have abandoned an office in New York City where we used to occupy approximately 3,400 square feet under a lease expiring in January 2003. We have accrued a real estate disposition liability of approximately $240,000 at December 31, 2001, which we believe will be sufficient to settle all obligations related to the closing and abandonment of our offices in New York and Atlanta.


Legal Proceedings

     On or about February 8, 2002, we received a complaint filed by Properties Georgia OBJLW One Corporation in the state court of Fulton County, Georgia on December 6, 2001 alleging that we defaulted on our lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint seeks damages in the amount of $141,752 plus interest of $23,827 plus attorneys' fees and court costs.

     On or about January 14, 2002, Creditors Adjustment Bureau, Inc., a California corporation and the assignee of the claims of Siemens ICN, filed a complaint against us alleging, among other things, that we breached our contract with Siemens. The complaint seeks damages of $18,058.08 plus interest at a rate of 18% from January 26, 2001, plus expenses and attorneys' fees. The complaint was filed in the Superior Court of California, County of Santa Clara, California.

     We are not a party to any other material legal proceedings. From time to time, we are involved in various routine legal proceedings incidental to the conduct of our business.

SELECTED HISTORICAL FINANCIAL STATEMENTS


     Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001. The financial statements included in this report are incorporated in, and constitute a part of, this Proxy Statement.

SELECTED FINANCIAL DATA

     The following selected financial data of HomeCom should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes, all of which are included in the copy of our Annual Report on Form 10-K for the year 2001 enclosed herewith.

                                                                         Year Ended December 31,
                                              ----------------------------------------------------------------------------
                                                  1997            1998            1999            2000            2001
                                              ------------    ------------    ------------    ------------    ------------
Statement of Operations Data:
-----------------------------
Revenues                                      $  2,503,185    $  2,481,905    $  3,907,282    $  4,509,977    $  1,279,486
Cost of revenues                                 2,139,982       2,085,598         951,406       2,722,309       1,007,430
                                              ------------    ------------    ------------    ------------    ------------
Gross profit                                       363,203         396,307       2,955,876       1,787,668         272,056
                                              ------------    ------------    ------------    ------------    ------------
Operating expenses:
  Sales and marketing                            1,440,002       1,142,222       2,878,302       1,944,020             858
  Product development                              514,655         633,268         315,809         321,259            --
  General and administrative                     2,538,229       2,896,287       3,765,514       1,182,192         770,659
  Depreciation and amortization                    238,537         542,269       1,757,124       1,605,345            --
  Asset Impairment                                    --              --              --         1,436,078         493,905
                                              ------------    ------------    ------------    ------------    ------------
      Total operating expenses                   4,731,423       5,214,046       8,716,749       6,488,894       1,265,422
                                              ------------    ------------    ------------    ------------    ------------
Operating loss                                  (4,368,220)     (4,817,739)     (5,760,873)     (4,701,226)       (993,366)
Other expenses (income):
  Gain on sale of division                            --        (4,402,076)           --              --              --
  Interest expense                                 543,420         445,216          32,583          (5,981)           --
  Other expense (income), net                      (93,298)       (166,917)       (103,175)        (90,793)       (146,362)
                                              ------------    ------------    ------------    ------------    ------------
Loss from continuing operations before
  income taxes                                  (4,818,342)       (693,962)     (5,690,281)     (4,604,452)       (847,004)
Income tax provision (benefit)                        --              --              --              --              --
                                              ------------    ------------    ------------    ------------    ------------
Loss from continuing operations                 (4,818,342)       (693,962)     (5,690,281)     (4,604,452)       (847,004)
Loss from discontinued operations                  (62,839)       (510,178)     (4,630,508)     (1,755,898)           --
Gain (loss) on disposal of business segment           --              --         1,144,591      (3,000,377)        394,543
                                              ------------    ------------    ------------    ------------    ------------
Loss                                            (4,881,181)     (1,204,140)     (9,176,198)     (9,360,727)       (452,461)
Deemed preferred stock dividend                       --          (666,667)     (2,557,466)     (1,526,728)       (708,778)
                                              ------------    ------------    ------------    ------------    ------------
Loss applicable to common shareholders        $ (4,881,181)   $ (1,870,807)   $(11,733,664)   $(10,887,455)   $ (1,161,239)
                                              ============    ============    ============    ============    ============
Loss per common share--basic and diluted
  Continuing operations                       $      (1.86)   $      (0.16)   $      (0.90)   $      (0.72)   $      (0.16)
  Discontinued operations                            (0.02)          (0.28)          (0.96)          (0.55)           0.04
                                              ------------    ------------    ------------    ------------    ------------
      Total                                   $      (1.88)   $      (0.44)   $      (1.86)   $      (1.27)   $      (0.12)
                                              ============    ============    ============    ============    ============
Weighted average common shares outstanding       2,602,515       4,287,183       6,324,791       8,549,693       9,869,074
                                              ============    ============    ============    ============    ============



                                 --------------------------------------------------------------------
                                     1997          1998          1999          2000           2001
                                 -----------   -----------   -----------   -----------    -----------
Balance Sheet Data:
-------------------
Working capital (deficit)        $ 2,721,930   $ 2,265,725   $ 1,033,802   $  (823,406)      (960,154)
Total assets                       4,664,779     4,565,490    10,535,718     2,528,973        665,391
Long-term obligations              1,652,009        88,242       315,275       357,757           --
Total liabilities                  2,708,007     1,117,041     2,930,600     2,298,013      1,533,124
Redeemable Preferred Stock              --            --       1,624,920       251,750        251,750
Stockholders' equity (deficit)     1,956,772     3,448,449     5,980,198       (20,790)    (1,119,483)

                                       16



PRO-FORMA FINANCIAL STATEMENTS

     The tables below set forth the historical balance sheets and results of operations for the Company for the fiscal years ended December 31, 2000, and 2001 and the balance sheet and results of operations of the Company as of those dates on a pro-forma basis. These unaudited pro-forma financial statements are not necessarily indicative of results that actually would have occurred if the transaction had been in effect as of and for the periods presented or the results that may be achieved in the future. The adjustments related to the pro-forma balance sheet assume the transaction was consummated at December 31, 2001, while adjustments to the pro-forma statements of operations assume the transaction was consummated at January 1, 2000. These statements should be read in conjunction with the description of the proposed sale described elsewhere in this Proxy Statement, and the financial statements of the Company included in the company's Form 10-K for the year ended December 31, 2001, included as a part of Exhibit C to this Proxy Statement.


                                                 HOMECOM COMMUNICATIONS, INC.
                                Unaudited Historical and Pro-forma Statements of Operations

                                                                        Year Ended December 31,
                                        --------------------------------------------------------------------------------------
                                                          2000                                          2001
                                        -----------------------------------------    -----------------------------------------
                                                        Pro-forma                                    Pro-forma
                                         HOMECOM       Adjustments      HOMECOM       HOMECOM       Adjustments      HOMECOM
                                        Historical         (1)         Pro-forma     Historical         (1)         Pro-forma
                                        -----------    -----------    -----------    -----------    -----------    -----------
Revenues                                $ 4,509,977    $ 4,509,977    $      --      $ 1,279,486    $ 1,279,486    $      --
Cost of Revenues                          2,722,309      2,722,309           --        1,007,430      1,007,430           --
                                        -----------    -----------    -----------    -----------    -----------    -----------
GROSS PROFIT                              1,787,668      1,787,668           --          272,056        272,056           --
                                        -----------    -----------    -----------    -----------    -----------    -----------

OPERATING EXPENSES:
   Sales and marketing                    1,944,020      1,633,481        310,539            858            858           --
   Product development                      321,259           --          321,259           --             --             --
   General and administrative             1,182,192        521,147        661,045        770,659        404,557        366,102
   Depreciation and amortization          1,605,345      1,605,345           --             --             --             --
   Asset Impairment Charge                1,436,078      1,106,808        329,270        493,905           --          493,905
                                        -----------    -----------    -----------    -----------    -----------    -----------
     Total operating expenses             6,488,894      4,866,781      1,622,113      1,265,422        405,415        860,007
                                        -----------    -----------    -----------    -----------    -----------    -----------
OPERATING LOSS                           (4,701,226)    (3,079,113)    (1,622,113)      (993,366)      (133,359)      (860,007)
OTHER EXPENSES (INCOME)
   Interest expense                          (5,981)          --           (5,981)          --             --             --
   Other income, net                        (90,793)          --          (90,793)      (146,362)          --         (146,362)
                                        -----------    -----------    -----------    -----------    -----------    -----------
LOSS FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                    (4,604,452)    (3,079,113)    (1,525,339)      (847,004)      (133,359)      (713,645)
                                        ===========    ===========    ===========    ===========    ===========    ===========

LOSS PER SHARE - BASIC AND DILUTED      $     (0.54)   $     (0.36)   $     (0.18)   $     (0.08)   $     (0.01)   $     (0.07)

WEIGHTED NUMBER OF SHARES OUTSTANDING     8,549,693      8,549,693      8,549,693      9,869,074      9,869,074      9,869,074


Notes to Pro-forma Statements of Operations:

1.   Historically, the Company was organized into five separate business units.
     The Company's reportable segments were: custom Web development (FAST), Internet outsourcing services (HostAmerica), Internet security services
     (HISS), internet banking, and InsureRate/FIMI. On June 9, 1998, the Company sold substantially all of the assets of its HostAmerica internet outsourcing services business unit to Sage Acquisition Corp. On October 1,
     1999 the Company sold all of its HISS unit to Infrastructure Defense, Inc.
     On January 31, 2001 the Company sold all of the assets of its InsureRate/FIMI unit to Digital Insurance, Inc. On March 15, 2001 the company sold the remaining assets of its internet banking unit to Netzee, Inc. As such the only remaining business represents hosting and web site maintenance services (formerly included in FAST), with all other business units being reported as discontinued operations. These Pro-forma
     Adjustments represent the sale of the remaining business unit, FAST, leaving only corporate general expenses, which were incurred to sustain public corporate operations and were unrelated to FAST.

                                       17

                                                HOMECOM COMMUNICATIONS, INC.
                               Historical and Pro-forma Balance Sheets as of December 31, 2001

                                                                                                  Pro-forma       HOMECOM
                                                                                   HOMECOM       Adjustments     Pro-forma
                                                                                  Historical         (1)            (2)
                                                                                 ------------    ------------   ------------
                                                           ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                     $    413,346    $       --     $    413,346
   Accounts receivable, net                                                           154,144         154,144           --
                                                                                 ------------    ------------   ------------
     Total current assets                                                             567,490         154,144        413,346
Furniture, fixtures and equipment held for sale                                        97,901          97,901           --
                                                                                 ------------    ------------   ------------
     Total assets                                                                $    665,391    $    252,045   $    413,346
                                                                                 ============    ============   ============

                                            LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                         $  1,527,644    $       --     $  1,527,644
                                                                                 ------------    ------------   ------------
     Total current liabilities                                                      1,527,644            --        1,527,644
Other liabilities                                                                       5,480           5,480           --
                                                                                 ------------    ------------   ------------
     Total liabilities                                                              1,533,124           5,480      1,527,644
                                                                                 ------------    ------------   ------------
   Redeemable Preferred stock, Series B $.01 par value, 125 shares authorized,
     125 shares issued at December 31 2000 and 2001, respectively and 17.8 shares outstanding at December 31, 2000 and 2001, respectively, convertible, participating, $405,637 liquidation value as of December
     31, 2001                                                                         251,750            --          251,750
                                                                                 ------------    ------------   ------------
STOCKHOLDER'S EQUITY (DEFECIT)
   Common stock, $.0001 par value, 15,000,000 shares
     authorized, 9,359,157 and 14,999,156 shares issued and
     outstanding at December 31, 2000 and 2001, respectively                            1,500            --            1,500
   Preferred stock, Series C, $.01 par value, 175 shares
     issued and authorized, 92.1 and 90.5 shares outstanding at December 31,
     2000 and 2001, respectively, convertible, participating; $2,073,419
     liquidation value at December 31, 2001                                                 1            --                1
   Preferred stock, Series D, $.01 par value, 75 shares issued and authorized, 1.3 shares outstanding at December 31,
     2000 and  2001, respectively; convertible, participating;
     $29,322 liquidation value at December 31, 2001                                         1            --                1
   Preferred stock, Series E, $.01 par value, 106.4 shares issued and outstanding as of December 31, 2001, convertible, participating;
     $2,418,836 liquidation value at December 31, 2001                                      1            --                1
   Treasury stock, 123,695 shares at December 31, 2001                                 (8,659)           --           (8,659)
   Additional paid-in capital                                                      24,587,964            --       24,587,964
   Accumulated deficit                                                            (25,700,291)        246,565    (25,946,856)
                                                                                 ------------    ------------   ------------
     Total stockholder's equity (deficit)                                          (1,119,483)        246,565     (1,366,048)
                                                                                 ------------    ------------   ------------
     Total liabilities and stockholder's equity                                  $    665,391    $    252,045   $    413,346
                                                                                 ============    ============   ============

Notes to Pro-forma Balance Sheet:

1. Historically, the Company was organized into five separate business units. The Company's reportable segments were: custom Web development (FAST), Internet outsourcing services (HostAmerica), Internet security services
     (HISS), internet banking, and InsureRate/FIMI. On June 9, 1998, the Company sold substantially all of the assets of its HostAmerica internet outsourcing services business unit to Sage Acquisition Corp. On October 1, 1999 the Company sold all of its HISS unit to Infrastructure Defense, Inc. On January 31, 2001 the Company sold all of the assets of its InsureRate/FIMI unit to Digital Insurance, Inc. On March 15, 2001 the company sold the remaining assets of its internet banking unit to Netzee, Inc. As such the only remaining business represents hosting and web site maintenance services (formerly included in FAST), with all other business units being reported as discontinued operations. The Pro-forma Adjustments represent the sale of the remaining business unit, FAST.

                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement contains certain statements, such as statements regarding HomeCom's future plans, that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities and Exchange Act of 1934, as amended, including certain statements concerning our expectations, beliefs, or strategies regarding future revenues and operations, and certain statements concerning our future business plans. When used in this Proxy Statement, the words "expects", "believes," "intends," "anticipates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. Such risks and uncertainties include things such as changes in the value and condition of our assets, the loss of key personnel, whether we are able to complete the proposed transactions described in the Proxy Statement, a change in control of the Company or changes in financial markets and general, economic conditions. Reference is also made in particular to the discussion set forth in our Registration Statements on Forms S-1 (File Nos. 333-12219, 333-42599, 333-45383, 333-8637, 333-88491, and 333-56795) and S-3 (333-73123 and 333-81581).

          PROPOSAL 2: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY

     The Board of Directors has adopted a resolution and recommends to the Stockholders for their adoption and approval an amendment to the Company's Certificate of Incorporation to change the name of the Company from "HomeCom Communications, Inc." to "Prospect Technologies, Inc."

Purpose of Proposed Change of Name

     Because the Asset Sale will result in the disposition of all of our remaining operations, we will no longer conduct any business that is associated with the "HomeCom Communications" name. Moreover, the business that is currently associated with the HomeCom name will be owned and operated by Tulix, and we believe that confusion would likely result if we continued to call our company "HomeCom Communications" while another company owned and operated the business associated with the "HomeCom Communications" name. Thus, while we do not have a business plan other than to keep the Company current in its reporting obligations as a public company, we believe the proposed name change will lessen the likelihood of confusion that could result if we do not change our name. Accordingly, management believes that a change of the corporate name to "Prospect Technologies, Inc." is appropriate and recommends a vote for the adoption of the amendment to the Certificate Incorporation.

Amendment to Certificate of Incorporation

     If approved, Article I of our Certificate of Incorporation would be restated in its entirety as follows:

                                       "I.

           The name of the Corporation is Prospect Technologies, Inc."

     The form of amendment to the Certificate of Incorporation to amend Article I of our Certificate of Incorporation changing the name from "HomeCom Communications, Inc." to "Prospect Technologies, Inc." is included in Exhibit B attached hereto.

Vote Required and Board Recommendation

     The adoption and approval of the amendment to the Certificate of Incorporation requires approval by a vote of the holders of a majority of all of the outstanding shares of capital stock of the Company entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of the Common Stock). If the amendment is approved by the Stockholders, the Board of Directors intends to make the change effective at the earliest appropriate time consistent with an orderly transition to the new name.

     Upon the effective date of the name change we will take action to change the stock trading symbol for our Common Stock. Stock certificates representing the Common Stock issued prior to the effective date of the change in the corporate name to "Prospect Technologies, Inc." will continue to represent the same number of shares, remain authentic, and will not be required to be returned to us or to our transfer agent for reissuance. New stock certificates issued upon transfer of shares of Common Stock after the name change will bear the name "Prospect Technologies, Inc.", and will have a new CUSIP number. Delivery of existing stock certificates will continue to be accepted in transactions made by a Stockholder after the corporate name is changed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDEMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

          PROPOSAL 3: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has approved, and is recommending to the Stockholders for approval at the Special Meeting of Stockholders, an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock which we are authorized to issue from fifteen million (15,000,000) shares to one hundred million (100,000,000) shares. The Board of Directors has determined that this amendment is advisable and should be considered at the Special Meeting of Stockholders.

Purposes and Effects of Proposed Increase in the Number of Shares of Common
Stock.


     The proposed amendment would increase the number of shares of Common Stock which we are authorized to issue from 15,000,000 shares to 100,000,000 shares. The additional 85,000,000 shares would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares Common Stock presently issued and outstanding. At March 12, 2002, 14,999,156 shares of Common Stock were outstanding.

     The Board of Directors believes it is desirable to increase the number of shares of Common Stock we are authorized to issue by an additional 85,000,000 shares for several reasons. First, we currently do not have available a sufficient number of authorized but unissued shares of common stock to support conversion of our outstanding shares of Preferred Stock, including shares of series B preferred stock that were supposed to convert into shares of common stock on March 24, 2002, and the exercise of outstanding options and warrants. As of December 31, 2001, the aggregate liquidation value of the outstanding shares of our preferred stock was approximately $4,927,214. If these outstanding shares of preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 492,720,000 shares of common stock upon such conversions. Such being the case, if our stock price were to remain at $.01 per share, we will have insufficient authorized but unissued shares of common stock available even if the proposed amendment is approved. Obviously, we cannot predict how our stock price may change in the future, and we therefore cannot predict how many shares of common stock will be issuable upon conversion of our preferred stock. Nevertheless, the Board of Directors believes that it is important to increase the number of shares of common stock that we are authorized to issue above 15,000,000.


     If the additional shares of common stock are not used for the purpose of supporting conversions of the outstanding shares of our preferred stock, they will provide us with additional authorized but unissued shares of Common Stock to issue in connection with such corporate purposes as the Board of Directors may, from time to time, consider advisable. Having such shares available for issuance in the future will give the Company greater flexibility and will allow the Board of Directors to issue such shares without the delay and expense of a special meeting of Stockholders to authorize such issuance. The Company could issue shares in connection with acquisitions, stock splits, stock dividends, the exercise of options granted under various stock option and other employee benefit plans, equity financings or other transactions. There are at present no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of its Common Stock.

     The increase in the number of shares of Common Stock that we are authorized to issue will not have any immediate effect on the rights of existing Stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future Stockholder approval of such issuances, except as may be required by the Certificate of Incorporation and applicable law and regulations. To the extent that the additional authorized shares of Common Stock are issued in the future, they will decrease the existing Stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing Stockholders for their shares, could be dilutive to our existing Stockholders. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the Stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares of Common Stock could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board of Directors has not presented this proposal with the intention that the increase in the authorized shares of Common Stock be used as a type of antitakeover device.


     During 2002, the following automatic conversions of the outstanding shares of our preferred stock have occurred or will occur:

     o In March, the outstanding shares of our Series B preferred stock were scheduled to convert automatically into shares of common stock, pursuant to the Certificate of Designations governing our Series B preferred stock; however, because we did not have a sufficient number of authorized shares of Common Stock available for issuance upon conversion of these shares of Series B preferred stock, no shares of Series B preferred stock have been converted, and we remain obligated to convert the remaining shares of Series B preferred stock into shares of common stock.


     o In July, the outstanding shares of our Series C preferred stock will convert automatically into shares of common stock; and,

     o In September, the outstanding shares of our Series D preferred stock will convert automatically into shares of common stock.

Amendment to Certificate of Incorporation.

     If approved, the first sentence of Article IV of our Certificate Incorporation would be amended and restated in its entirety as follows:

                                      "IV.

          The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred One Million (101,000,000), divided into two classes as follows:

     (1) One Hundred Million (100,000,000) shares of common stock, $.0001 par value per share ("Common Stock"); and

     (2) One Million (1,000,000) shares of preferred stock, $.01 par-value ("Preferred Stock")."

The Certificate of Incorporation will remain the same in all other respects. The form of the amendment to the Certificate of Incorporation is included in Exhibit B attached hereto.

Vote Required and Board Recommendation.

     The affirmative vote of holders of a majority of the outstanding shares of Capital Stock of the Company entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of our Common Stock) is required to approve the proposed amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

Description of Capital Stock


     Our authorized capital stock consists of 15,000,000 shares of common stock, $.0001 par value, and 1,000,000 shares of preferred stock, $.01 par value. As of March 12, 2002, there were outstanding 14,999,156 shares of common stock held of record by 111 record holders. Of the authorized preferred stock, 20,000 shares have been designated series A convertible preferred stock, none of which are presently outstanding, 125 shares have been designated series B convertible preferred stock, 17.813 shares of which are presently outstanding and held by three record holders, 175 shares have been designated series C convertible preferred stock, 90.479 shares of which are presently outstanding and are held by one record holder, and 75 shares have been designated series D convertible preferred stock, 1.291 of which are presently outstanding and are held by one record holder, and 107 shares have been designated series E convertible preferred stock, 106.35 of which are presently outstanding and are held by one record holder.


Common Stock

     Holders of shares of common stock are entitled to one vote per share for the election of directors and all matters to be submitted to a vote of the stockholders. Subject to the rights of any holders of preferred stock, the holders of shares of common stock are entitled to share ratably in any dividends as may be declared by the board of directors out of legally available funds. In the event of our dissolution, liquidation or winding up, holders of shares of common stock are entitled to share ratably in all assets remaining after payment of all liabilities and the aggregate liquidation preference of outstanding shares of preferred stock. Holders of shares of common stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of common stock are duly authorized, validly issued, fully paid and nonassessable.

Preferred Stock

     Our restated certificate of incorporation authorizes the issuance of preferred stock with designations, rights and preferences determined from time to time by the board of directors. Accordingly, the board of directors is empowered, without stockholder approval, to issue preferred stock with dividends, liquidation, conversion, voting and other rights that could adversely affect the voting power or other rights of the holders of common stock.

Series B Convertible Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 125 shares of preferred stock as series B convertible preferred stock with the rights, preferences, privileges and terms set forth in the certificate of designations filed with the State of Delaware. Of the 125 shares authorized by the board, 17.813 are currently outstanding. The stated value per share of the series B preferred stock is $20,000. All shares of common stock are of junior rank to all series B preferred shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the series B preferred shares. The series B preferred shares will be of greater rank than any series of common or preferred stock issued by us in the future. Without the prior express written consent of the holders of at least a majority of the then outstanding series B preferred shares, we will not authorize or issue capital stock that is of senior or equal rank to the series B preferred shares regarding the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding series B preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or impair the rights or relative priority of the holders of the series B preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the series B preferred shares will maintain their relative powers, designations, and preferences, and no merger may result that is inconsistent with this provision.

     Holders of the series B preferred stock are not entitled to receive dividends. If any series B preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding series B preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the series B preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we pay simultaneously to each holder of series B preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's series B preferred shares been converted to common stock one business day before the record date for the dividend, and after giving effect to the payment of any dividend and any other required payments, including required payments to the holders of the series B preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet; and

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the series B preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the series B preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per series B preferred share equal to the sum of (i) $20,000 and (ii) a premium of 5% per year of the stated value from the date of issuance of the series B preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of series B preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the series B preferred shares as to payments of this type, then each holder of series B preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of series B preferred shares have no voting rights, except as required by law, including the General Corporation Law of the State of Delaware.

     Each share of series B preferred stock is convertible into the number of shares of our common stock, equal to the stated value, or $20,000, plus a premium of 5% per year of the stated value from the date of issuance of the series B preferred stock, divided by the conversion price. The conversion price is equal to the lesser of:

          (1) the average closing bid prices of the common stock for any four consecutive trading days during the twenty-five consecutive trading day period ending on the day prior to the conversion; or

          (2) $5.23.


     As of December 31, 2001, the aggregate liquidation value of the shares of Series B preferred stock outstanding was approximately $405,637. If these shares of Series B preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 40,000,000 shares of common stock upon such conversions.


     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of series B preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of series B preferred stock continues to increase.

     Under the conversion price formula, the series B preferred stock may, from time to time, be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of series B preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of series B preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of series B preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the series B preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of series B preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of series B preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.


     The series B preferred stock is subject to redemption at our option at 120% of the principal amount of the stock being redeemed. Our Certificate of Incorporation required that any shares of series B preferred stock that were outstanding on March 24, 2002 be automatically converted into common stock on that date. However, because we did not have a sufficient number of authorized shares of common stock available for issuance upon conversion of these shares of series B preferred stock, no shares of series B preferred stock have been converted, and we remain obligated to convert the remaining shares of series B preferred stock into common stock.


     No shares of the series B preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460(i), we have agreed with the holders of the series B preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the series B preferred stock was issued upon conversion of the series B preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or

     o    a waiver by NASDAQ of the provisions of that rule.

     We issued series B preferred stock totaling $2,500,000 on March 25, 1999. The series B preferred stock investors were issued 125 shares of preferred stock, having a stated value of $20,000 per share, and 225,000 warrants to purchase common stock at $5.70 per share. We paid offering costs of $216,250 cash plus 25,000 warrants to purchase common stock at $5.70 per share, resulting in net proceeds to us of $2,283,750 for the preferred shares and warrants.

Series C Convertible Preferred Stock

     Pursuant to our certificate of incorporation, the Board has classified 175 shares of preferred stock as series C convertible preferred stock with the rights, preferences, privileges and terms set forth in the certificate of designations filed with the State of Delaware. Of the 175 shares authorized by the Board, 90.479 shares are currently outstanding. The stated value per share of the series C preferred stock is $20,000. All shares of common stock are to be of junior rank to all series C preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the series C preferred shares. Except for the series B preferred stock, the series C preferred shares will be of greater rank than any series of common or preferred stock issued by us in the future. Without the prior express written consent of the holders of not less than a majority of the then outstanding series C preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the series C preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding series C preferred shares, we will not hereafter authorize or make any amendment to the our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the series C preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the series C preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the series C preferred stock are not entitled to receive dividends. If any series C preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding series C preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice has been given to holders of the series C preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of series C preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's series C preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the series C preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the series C preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to its stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the series C preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per series C preferred share equal to the sum of (i) $20,000 and (ii) a premium of 6% per year of the stated value from the date of issuance of the series C preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of series C preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the series C preferred shares as to payments of this type, then each holder of series C preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of series C preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware.

     The series C preferred stock has an initial stated value of $20,000 per share, which increases at the rate of 6% per year. Each series C preferred share is convertible, beginning 120 days following the date of issuance, at the option of the holder, into the number of shares of common stock determined dividing the stated value by the lower of (a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days prior to the date of conversion. Any series C preferred stock outstanding on July 22, 2002 will automatically be converted into common stock at the conversion price then in effect.

     As of December 31, 2001, the aggregate liquidation value of the shares of Series C preferred stock outstanding was approximately $2,073,419. If these shares of Series C preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 207,000,000 shares of common stock upon such conversions.


     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of series C preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of series C preferred stock continues to increase.

     Under the conversion price formula, the series C preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of series C preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of series C preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of series C preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the series C preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of series C preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of series C preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     Through July 22, 2001, we had the right, under specified circumstances, to prohibit holders of the Series C preferred stock from exercising any conversion rights for up to 90 days. On August 2, 2000, we exercised that right by notice to the holder of the series C preferred stock. We were required to compensate the holders of the series C preferred stock in cash or in shares of common stock.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the series C preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price.

     No shares of the series C preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460 (i), we have agreed with the holders of the series C preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the series C preferred stock was issued upon conversion of the series C preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or
     o    a waiver by NASDAQ of the provisions of that rule.

     On July 28, 1999, we completed a private placement of $3,500,000 principal amount of our series C convertible preferred stock and related warrants to purchase up to 59,574 shares of common stock. The series C preferred stock and warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act.

Series D Convertible Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 75 shares of preferred stock as Series D Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the certificate of designations filed with the State of Delaware. Of the 75 shares authorized by the board, 1.291 shares are currently outstanding. The stated value per share of the series D preferred stock is $20,000. All shares of common stock are to be of junior rank to all series D preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the series D preferred shares. Except for the series B preferred stock and the series C preferred stock, the series D preferred shares will be of greater rank than any series of common or preferred stock issued by us in the future. Without the prior express written consent of the holders of not less than a majority of the then outstanding series D preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the series D preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding series D preferred shares, we will not hereafter authorize or make any amendment to our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the series D preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into another corporation, the series D preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the series D preferred stock are not entitled to receive dividends. If any series D preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding series D preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the series D preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of series D preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's series D preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the series D preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the series D preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the series D preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per series D preferred share equal to the sum of (a) $20,000 and (b) a premium of 6% per year of the stated value from the date of issuance of the series D preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of series D preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the series D preferred shares as to payments of this type, then each holder of series D preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of series D preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware.

     The series D preferred stock has an initial stated value of $20,000 per share, which increases at the rate of 6% per year. Each series D preferred share is convertible, at the option of the holder, into the number of shares of common stock determined by dividing the stated value by the lower of (a) $5.875, and
(b) 82.5% of the average of the closing bid prices for the five trading days prior to the date of conversion. Any series D preferred stock outstanding on September 27, 2002 will automatically be converted into common stock at the conversion price then in effect.


     As of December 31, 2001, the aggregate liquidation value of the shares of Series D preferred stock outstanding was approximately $29,322. If these shares of Series D preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 2,930,000 shares of common stock upon such conversions.


     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of series D preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of series D preferred stock continues to increase.

     Under the conversion price formula, the series D preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of series D preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of series D preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of series D preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the series D preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of series D preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of series D preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     Through September 27, 2001, we had the right, under specified circumstances, to prohibit holders of the series D preferred stock from exercising any conversion rights for up to 90 days. If we had exercised that right, we would have been required to compensate the holders of the series D preferred stock in cash or in shares of common stock.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the series D preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price after 120 days from the issuance date.

     No shares of the series D preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460 (i), we have agreed with the holders of the series D preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the series D preferred stock was issued upon conversion of the series D preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or

     o    a waiver by NASDAQ of the provisions of that rule.

     On September 28, 1999, we completed a private placement of $1,500,000 principal amount of our series D convertible preferred stock and related warrants to purchase up to 25,000 shares of common stock. The series D preferred stock and warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act.

Series E Convertible Preferred Stock

     Pursuant to our certificate of incorporation, the board has classified 107 shares of preferred stock as Series E Convertible Preferred Stock with the rights, preferences, privileges and terms set forth in the certificate of designations filed with the State of Delaware. Of the 107 shares authorized by the board, 106.35 shares are currently outstanding. The stated value per share of the series E preferred stock is $20,000. All shares of common stock are to be of junior rank to all series E preferred shares in respect to the preferences as to distributions and payments upon our liquidation, dissolution, and winding up. The rights of the shares of common stock are subject to the preferences and relative rights of the series E preferred shares. Except for the series B preferred stock, the series C preferred stock, and the series D preferred stock, the series E preferred shares will be of greater rank than any series of common or preferred stock issued by us in the future. Without the prior express written consent of the holders of not less than a majority of the then outstanding series E preferred shares, we will not hereafter authorize or issue additional or other capital stock that is of senior or equal rank to the series E preferred shares in respect of the preferences as to distributions and payments upon our liquidation, dissolution and winding up. Without the prior express written consent of the holders of not less than a majority of the then outstanding series E preferred shares, we will not hereafter authorize or make any amendment to the our certificate of incorporation or bylaws, or make any resolution of the board of directors with the Delaware Secretary of State containing any provisions which would materially and adversely affect or otherwise impair the rights or relative priority of the holders of the series E preferred shares relative to the holders of the common stock or the holders of any other class of capital stock. In the event of our merger or consolidation with or into anther corporation, the series E preferred shares will maintain their relative powers, designations, and preferences provided for herein, and no merger may result that is inconsistent with this provision.

     Holders of the series E preferred stock are not entitled to receive dividends. If any series E preferred shares are outstanding, we may not, without the prior express written consent of the holders of a majority of the then outstanding series E preferred shares, directly or indirectly declare, pay or make any dividends or other distributions upon any of the common stock unless written notice thereof has been given to holders of the series E preferred shares at least thirty days prior to the earlier of (a) the record date taken for or (b) the payment of the dividend or other distribution. We may declare and pay a dividend in cash with respect to the common stock so long as we: (i) pay simultaneously to each holder of series E preferred shares an amount in cash equal to the amount the holder would have received had all of the holder's series E preferred shares been converted to common stock one business day prior to the record date for the dividend, and after giving effect to the payment of any dividend and any other payments required in connection therewith, including to the holders of the series E preferred shares, we have in cash or cash equivalents an amount equal to the aggregate of:

     o all of our liabilities reflected on our most recently available balance sheet;

     o the amount of any indebtedness incurred by us or any of our subsidiaries since our most recent balance sheet;

     o 120% of the amount payable to all holders of any shares of any class of preferred stock assuming a liquidation as the date of our most recently available balance sheet.

     In the event of any voluntary or involuntary liquidation, dissolution, or winding up, the holders of the series E preferred shares will be entitled to receive in cash out of our assets, whether from capital or from earnings available for distribution to our stockholders, before any amount will be paid to the holders of any of our capital stock of any class junior in rank to the series E preferred shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up, an amount per series E preferred share equal to the sum of (i) $20,000 and (ii) a premium of 8% per year of the stated value from the date of issuance of the series E preferred stock; provided that, if the funds are insufficient to pay the full amount due to the holders of series E preferred shares and holders of shares of other classes or series of preferred stock that are of equal rank with the series E preferred shares as to payments of this type, then each holder of series E preferred shares and other preferred shares will share equally in the available funds in accordance with their respective liquidation preferences. The purchase or redemption by us of stock of any class in any manner permitted by law will not be regarded as a liquidation, dissolution or winding up. Neither our consolidation or merger with or into any other person, nor the sale or transfer by us of less than substantially all of its assets will be deemed to be a liquidation, dissolution or winding up.

     The holders of Series E preferred shares have no voting rights, except as required by law, including, but not limited to, the General Corporation Law of the State of Delaware.

     The series E preferred stock has an initial stated value of $20,000 per share, which increases at the rate of 8% per year. Each series E preferred share is convertible, at the option of the holder, into the number of shares of common stock determined by dividing the stated value by the lower of (a) $3.53, and (b) 82.5% of the average of the closing bid prices for the five trading days prior to the date of conversion. Any series E preferred stock outstanding on April 14, 2003 will automatically be converted into common stock at the conversion price then in effect.


     As of December 31, 2001, the aggregate liquidation value of the shares of Series E preferred stock outstanding was approximately $2,418,836. If these shares of Series E preferred stock were to be converted into shares of common stock as of such date, we would be obligated to issue in excess of 241,900,000 shares of common stock upon such conversions.


     Under the conversion price formula, there is no ceiling on the number of shares of common stock into which the outstanding shares of series E preferred stock can be converted. As a result, as the price of the common stock decreases, the number of shares of common stock underlying the outstanding shares of series E preferred stock continues to increase.

     Under the conversion price formula, the series E preferred stock will be convertible at a rate at or below the common stock's market price. The lower the common stock's market price at the time a holder converts his outstanding shares of series E preferred stock, the more shares of common stock the holder will get in the conversion. To the extent a holder of shares of series E preferred stock converts and then sells the shares of common stock, the common stock's market price may decrease due to the additional shares in the market, allowing the selling holder to convert other shares of series E preferred stock into greater amounts of common stock, the sale of which could further depress the market price for the common stock. The downward pressure on the market price of the common stock as a holder of the series E preferred stock converts and sells material amounts of common stock could encourage short sales by other holders or others, placing further downward pressure on the market price of the common stock. The conversion of the outstanding shares of series E preferred stock may result in substantial dilution to the interest of other common stockholders, since each holder of the outstanding shares of series E preferred stock may ultimately convert and sell the full amount of common stock issuable upon conversion.

     Through April 14, 2002, we have the right, under specified circumstances, to prohibit holders of the series E preferred stock from exercising any conversion rights for up to 90 days. If we exercise that right, we are required to compensate the holders of the series E preferred stock in cash or in shares of common stock.

     At any time after the issuance date, we have the right, in our sole discretion, to redeem, from time to time, any or all of the series E preferred stock provided that specified conditions are met, including that we have cash, credit or standby underwriting facilities available to fund the redemption. The redemption price is 120% of the original purchase price.

     No shares of the series E preferred stock may be converted if, following such conversion, the holder of the shares would beneficially own in excess of 4.9% of the outstanding shares. Pursuant to the terms of the NASDAQ National Market's Market Place Rule 4460 (i), we have agreed with the holders of the series E preferred stock that so long as we are subject to this rule or any rule substantially similar to this rule, we will not issue more than 19.99% of the common stock outstanding on the date the series E preferred stock was issued upon conversion of the series E preferred stock in the absence of:

     o    the approval of the issuance by our stockholders; or

     o    a waiver by NASDAQ of the provisions of that rule.

     On April 14, 2000, we completed a private placement of $2,127,000 principal amount of our series E convertible preferred stock and related warrants to purchase up to 66,667 shares of common stock. The series E preferred stock and warrants were sold in reliance on Rule 506 of the Securities Act, which provides an exemption from registration for sales to accredited investors, as defined by Rule 501 under Regulation D of the Securities Act.

     Pursuant to certain registration rights granted to the investors in the private placement, we are obligated to file under the Securities Act the registration statement of which this prospectus forms a part.

Warrants

     In connection with the completion with the our initial public offering, we granted Ladenburg Thalmann & Co. Inc., the underwriter, warrants to acquire 100,000 shares of the common stock at an exercise price of $7.20 per share. The exercise price is subject to adjustment under specified circumstances. The underwriter warrants expire on May 12, 2002, if not earlier exercised.

     In connection with the completion of the sale of series B convertible preferred stock, we issued series B convertible preferred stock warrants to the holders of our Series B Preferred Stock. These warrants represent the right to acquire an aggregate of 250,000 shares of common stock, each with an exercise price per share equal to $5.70 per share. The exercise price of these warrants is subject to adjustment under specified circumstances. The series B convertible preferred stock warrants will expire on March 24, 2004, if not earlier exercised.

     In connection with the sale of the series C convertible preferred stock, we issued series C preferred stock warrants to the holders of our Series C Preferred Stock. These warrants represent the right to acquire an aggregate of up to 59,574 shares of common stock. The warrants expire on July 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment. We also issued warrants to acquire an aggregate of 77,000 shares of common stock having an exercise price per share equal to $5.813, subject to adjustment. These warrants will expire on July 30, 2004.

     In connection with the sale of the series D convertible preferred stock, we issued series D preferred stock warrants to the holders of our Series D preferred stock. These warrants represent the right to acquire an aggregate of up to 25,000 shares of common stock. The warrants expire on September 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment.

     In connection with the sale of the series E convertible preferred stock, we issued series E preferred stock warrants to the holders of our Series E preferred stock. These warrants represent the right to acquire an aggregate of up to 66,667 shares of common stock. The warrants expire on April 14, 2005 and have an exercise price of $3.35 per share, subject to adjustment.

          PROPOSAL 4: AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO
                  CHANGE THE STOCKHOLDER APPROVAL REQUIREMENTS

     The Board of Directors has adopted a resolution and recommends to the stockholders for their adoption and approval an amendment to the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve corporate actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting.

Purpose of Proposed Amendment


     Currently, our Amended and Restated Certificate of Incorporation allows our stockholders to take action in one of two ways: (1) at an annual or special meeting of the stockholders, or (2) without a meeting, by the written consent of all of the stockholders. Obtaining the written consent of all of our stockholders is very difficult. There were 111 holders of record of our common stock as of March 12, 2002, and a number of those holders of record hold shares in "street name" for the beneficial owners of those shares (and therefore may not be authorized to take action on all matters on behalf of those beneficial owners). Such being the case, holding a meeting of the stockholders is our only practical mechanism for obtaining stockholder approval. We believe that the proposed amendment would allow us, in situations where stockholders holding the requisite number of shares have approved an action in writing, to take that action without the delay and expense of convening a stockholder meeting for the purpose of approving the action. The Board of Directors believes that the time and expense saved by the proposed amendment could be better utilized for other corporate purposes.


Amendment to Certificate of Incorporation

     If approved, Article IX of our Certificate of Incorporation would be restated in its entirety as follows:

                                      "IX.

     Action required to be taken or which may be taken at any Annual Meeting or Special Meeting of the Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State of Delaware, to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded."

     The form of amendment to the Certificate of Incorporation to amend Article IX of our Certificate of Incorporation is included in Exhibit B attached hereto.

Vote Required and Board Recommendation

     The adoption and approval of the amendment to the Certificate of Incorporation requires approval by a vote of the holders of a majority of all of the outstanding shares of capital stock of the Company entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of the Common Stock). If the amendment is approved by the Stockholders, the Board of Directors intends to make the change effective at the earliest appropriate time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDEMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

         PROPOSAL 5: AUTHORIZATION FOR THE BOARD OF DIRECTORS TO CAUSE
                  A REVERSE SPLIT OF THE COMPANY'S COMMON STOCK

Proposed Amendment

     Our Board of Directors has adopted a proposal, subject to Stockholder approval, to amend our Certificate of Incorporation to effect a reverse stock split in which the outstanding shares of Common Stock, referred to as "Old Common Stock," will be combined and reconstituted as a smaller number of shares of Common Stock, referred to as "New Common Stock," in a ratio of between five
(5) and fifteen (15) shares of Old Common Stock for each share of New Common Stock. Our Board of Directors believes that, because it is not possible to predict market conditions at the time the reverse stock split is to be effectuated, it would be in the best interests of the Stockholders if the Board of Directors were able to determine, within specified limits approved in advance by the Stockholders, the appropriate reverse stock split ratio. Therefore, the exact ratio will be determined by the Board of Directors based on prevailing market conditions at the time the reverse stock split is effected. Stockholders are being asked to approve a separate amendment to the Certificate of Incorporation corresponding to each of the possible reverse split ratios between 5-for-1 and 15-for-1, with the Board of Directors, having the authority to give its final approval to only one of such amendments. The form of the amendment to the Certificate of Incorporation is included in Exhibit B attached hereto.

     By approving the proposed amendment, the Stockholders will authorize the Board of Directors to implement the reverse split at any time on or before December 31, 2002 or to abandon the reverse split at any time. If the amendment has not been filed with the Delaware Secretary of State by the close of business on the foregoing date, the Board of Directors will either resolicit Stockholder approval or abandon the reverse split.

Purposes and Effects of the Reverse Stock Split.


     The purposes of the reverse stock split are to reduce the number of shares of our Common Stock outstanding and, potentially, to increase the per share bid price of our Common Stock, although it is possible that this effect may not be realized and that the aggregate value of the common stock will, in fact, decrease. The Company's Common Stock is traded on the OTC Bulletin Board. As of March 12, 2002, the Company had 14,999,156 outstanding shares of Common Stock and the bid price of the Company's Common Stock was .005. The immediate effect of the reverse stock split will be to decrease the number of shares of Common Stock outstanding from approximately 15,000,000 shares to between approximately 3,000,000 shares and approximately 1,000,000 shares. In addition, the reverse split will result in a proportionate decrease in the number of shares authorized for issuance under our stock option plans and the number of shares of Common Stock issuable upon exercise of outstanding options, and a proportionate increase in the exercise prices of outstanding options. The reverse stock split will also effect a similar proportionate reduction in the number of shares issuable upon exercise of outstanding warrants and a proportionate increase in the exercise prices of outstanding warrants, and a proportionate reduction in the number of shares of common stock into which our preferred stock is convertible.


     Stockholders should note that a 5-for-1 through 15-for-1 reverse stock split of the Company's Common Stock will not guarantee that the bid price of the company's Common Stock, after the reverse split will be higher than the present bid price. In fact, it is possible that the aggregate market value of the common stock could decrease following the reverse split. In addition, stockholders who will own less than 100 shares of the Company's Common Stock after the reverse stock split may incur higher brokerage costs if they sell their shares.

     As of March 12, 2002, the Company estimates that it has approximately 111 holders of record of its Common Stock, which amount includes shares of Common Stock held by central securities depositories and broker firms which typically hold securities as nominees for their customers.


     The reverse split will not alter the number of shares of common stock that we are authorized to issue, but will only reduce the number of shares of common stock issued and outstanding.

     The shares of New Common Stock will be fully paid and non-assessable. The amendment will not change the terms of our Common Stock. The shares of New Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. If a reverse stock split is implemented, the number of shares of the Company's Common Stock owned by each Stockholder would be reduced in the same proportion as the reduction in the total number of shares of Common Stock outstanding. Therefore, no Stockholder's percentage ownership of Common Stock will be altered, except for the effect of rounding fractional shares.

     Also, because the reverse split will result in fewer shares of our common stock outstanding, the per share loss, per share book value, and other "per share" calculations will be increased.

Amendment to Certificate of Incorporation

     If approved the following paragraph would be inserted at the end of the second paragraph of Article IV of the Amended and Restated Certificate of
Incorporation:

          "Each ( ) shares of the Common Stock issued as of the date and time immediately preceding [INSERT DATE UPON WHICH ARTICLES OF AMENDMENT ARE FILED], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of the Common Stock; provided, however, that any fractional interest resulting from such change and reclassification shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent separately bargained for consideration. Each holder of record of a certificate or certificates which immediately prior to the Split Effective Date represents outstanding shares of Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of Common Stock into and for which the shares of the Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Split Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof."

Vote Required and Board of Directors' Recommendation.

     The affirmative vote of the holders of a majority of the outstanding Capital Stock entitled to vote at the Special Meeting of Stockholders (or the holders of a majority of our Common Stock) is required to approve the proposed amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

ASSUMING THE PROPOSAL IS APPROVED BY THE STOCKHOLDERS, THE COMPANY'S BOARD OF DIRECTORS INTENDS TO IMPLEMENT THE PROPOSAL IF, IN ITS DISCRETION, IT DETERMINES IT TO CONTINUE TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. NOTWITHSTANDING STOCKHOLDER APPROVAL OF THE REVERSE STOCK SPLIT, THE BOARD OF DIRECTORS MAY, IN ITS DISCRETION, DELAY IMPLEMENTATION OF THE REVERSE STOCK SPLIT OR ABANDON IT ALTOGETHER IF IT DEEMS SUCH ACTION TO BE IN THE BEST INTEREST OF THE COMPANY.

Effectiveness of the Reverse Stock Split.


     If this proposal is approved by Stockholders, and if the Board determines to proceed with the reverse split, management intends to file the amendment to our Certificate of Incorporation with the Delaware Secretary of State promptly after the Board of Directors approves the final conversion ratio and complies with applicable requirements, upon which the reverse split will become effective. Upon the filing of the amendment, all the Old Common Stock will be converted into New Common Stock as set forth in the amendment. Even if the reverse stock split is approved by Stockholders, our Board of Directors has discretion to decline to carry out the reverse split if it determines for any reason that the reverse split will not be in our best interests. If the reverse split is not implemented on or before December 31, 2002, the Board of Directors will either resolicit stockholder approval or abandon the reverse split.


Certificates and Fractional Shares.

     As soon as practicable after the effective date, we will request that all Stockholders return their stock certificates representing shares of Old Common Stock outstanding on the effective date in exchange for certificates representing the number of whole shares of New Common Stock into which the shares of Old Common Stock have been converted as a result of the reverse stock split. Each Stockholder will receive a letter of transmittal from our transfer agent containing instructions on how to exchange certificates. Stockholders should not submit their old certificates to the transfer agent until they receive these instructions on how to exchange certificates. In order to receive new certificates, stockholders must surrender their old certificates in accordance with the transfer agent's instructions, together with the properly executed and completed letter of transmittal.

     Beginning with the effective date, each old certificate, until exchanged as described above, will be deemed for all purposes to evidence ownership of the number of whole shares of New Common Stock into which the shares evidenced by the old certificates have been converted.

     Any fractional shares resulting from the reverse stock split will be rounded upward to the nearest whole share.

Federal Income Tax Consequences.

     The following discussion of the material federal income tax consequences of the proposed reverse stock split is based upon the Internal Revenue Code of 1986, as amended, Treasury regulations thereunder, judicial decisions and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. This discussion may not address certain federal income tax consequences that may be relevant to particular Stockholders in light of their personal circumstances (such as persons subject to alternative minimum tax) or to certain types of Stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION.


Tax Consequences to the Company

     The Company should not recognize any gain or loss as a result of the reverse stock split.

Tax Consequences to Stockholders Generally

     No gain or loss should be recognized by a stockholder who receives only the Company's Common Stock as a result of the reverse stock split.

Stockholder's Tax Basis in Share of Common Stock Split

     Except as provided above with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a Stockholder following the reverse stock split will equal the Stockholder's aggregate basis in the shares of Common Stock held immediately prior to the reverse stock split and generally will be allocated amount the shares of the Company's Common Stock held following the reverse stock split on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the reverse stock split should consult their own tax advisors to determine their basis in the post-reverse stock split shares that they will receive in exchange therefor.

                        PROPOSAL 6: ELECTION OF DIRECTORS

     The Certificate of Incorporation provides that the Board of Directors shall consist of not fewer than three directors nor more than nine directors, with the exact number determined by resolution of a majority of the Board of Directors or by the affirmative vote of the holders of at least 75% of all outstanding shares entitled to vote as a single class. The Board of Directors currently consists of six directors, divided into three classes of directors serving staggered three-year terms. At the Special Meeting, two directors will be elected to Class I and two directors will be elected to Class III, each for a three-year term. As described below, the Board of Directors' nominees to serve as Class I directors are David Danovitch and Nino Doijashvili, and the nominees to serve as Class III directors are Larry Shatsoff and Michael Sheppard.

     Unless otherwise instructed on the proxy, properly executed proxies will be voted for the election of David Danovitch, Larry Shatsoff and Michael Sheppard as directors. The Board of Directors believes that such nominees will stand for reelection and will serve if elected. However, if any of them fails to stand for reelection or is unable to accept reelection, proxies will be voted by the proxy holders for the election of such other person as the Board of Directors may recommend. Nominees for election as directors are elected by a plurality of the votes cast at the Special Meeting. There are no cumulative voting rights in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES FOR DIRECTOR.

Information as to Nominees, Continuing Directors and Executive Officers


     The names and ages of the director nominees and the other directors and executive officers of the Company as of December 31, 2001 and terms of office (in the case of directors) are as follows:


                                                             Term as Director
Director Nominees       Age    Position                           Expires
-----------------       ---    --------                   ----------------------

David Danovitch          39    Not an officer             Not applicable

Larry Shatsoff           47    Not an officer             Not applicable

Michael Sheppard         51    Not an officer             Not applicable

Nino Doijashvili, Ph.D.  39    Director of Technical      At the Special Meeting
                               Services and Director

Other Directors and
Executive Officers
------------------

Gia Bokuchava, Ph.D.     38    Chief Technical Officer    2002 (current term)
                               and Director
Timothy R. Robinson      38    Executive Vice President,  2002 (current term)
                               Chief Financial Officer
                               and Director

Recent Resignations

     William Walker resigned from his position as a member of the Board of Directors in September 2000. In November of 2000, Claude A. Thomas and Daniel A. Delity resigned from their positions as members of the Board (Dr. Doijashvili was named to the Board in April 2001 to fill Mr. Thomas' position and Mr. Danovitch was named to the Board in November 2001 to fill Mr. Delity's position, until such positions expire). In December of 2000, James Wm. Ellsworth resigned as a member of the Board (in November 2001, Mr. Shatsoff was named to the Board to fill Mr. Ellsworth's position until such position expires). Roger Nebel resigned from his position as a member of the Board in February 2001 (Mr. Robinson was named to the Board in March 2001 to fill Mr. Nebel's position until Mr. Nebel's term expires). Harvey Sax resigned from the Board effective March 29, 2001 (in November 2001, Mr. Sheppard was named to the Board to fill Mr. Sax's position until such position expires).

     The Board is divided into three classes, each of which serves a three-year term. The Class I directors (Dr. Doijashvili, and Mr. Danovitch, formerly Mr. Thomas, Mr. Walker and Mr. Delity) were to serve until the 2001 Annual Meeting of Stockholders. However, because we never had a 2001 Annual Meeting of Stockholders, they have been nominated for election at the Special Meeting. The Class II directors (Dr. Bokuchava and Mr. Robinson, formerly Mr. Nebel) will serve until the 2002 Annual Meeting of Stockholders. The Class III directors (formerly Messrs. Sax and Ellsworth) were to serve until the 2000 Annual Meeting of Stockholders. However, because we never held the 2000 Annual Meeting of Stockholders, these individuals remained in office until they resigned. Thus, we are electing two Class I and two Class III Directors at the Special Meeting. The Class I nominees, if elected, will serve until the 2004 Annual Meeting of Stockholders and the Class III nominees, if elected, will serve until the 2003 Annual Meeting of Stockholders. Please note, however, that we expect Mr. Robinson, Mr. Bokuchava and Dr. Doijashvili to resign from the Board of Directors if we complete the Asset Sale. This would leave us with one Class I director (David Danovitch), no Class II directors, and two Class III directors (Messrs. Shatsoff and Sheppard).

Background of our Director Nominees, Directors and Executive Officers

     Gia Bokuchava, Ph.D., has served as our Chief Technical Officer since August 1995. Dr. Bokuchava served as a visiting professor at Emory University from September 1994 until August 1995 and was employed by the National Library of Medicine, assisting in the development of Internet based applications, from January 1995 until August 1995. From July 1990 until September 1994, Dr. Bokuchava was the Director of The Computer Center at the Institute of Mechanical Engineering at Georgia Technical University, Tbilisi, Georgia (formerly a part of the Soviet Union). Dr. Bokuchava has taught computer science as a visiting associate professor at the Universities of Moscow and China. Dr. Bokuchava received a doctorate in Theoretical Physics from Georgia Technical University, Tbilisi, in 1990. Dr. Bokuchava has been a member of the Board of Directors since September 1996.

     Timothy R. Robinson has served as our Executive Vice President, Chief Financial Officer since August 2000. Prior to joining the Company, Mr. Robinson served as Vice President and Chief Financial Officer of Tanner's Restaurant Group, Inc. from December of 1996 until January of 2000. Mr. Robinson, a Certified Public Accountant, served as a senior manager with the firm that is now known as PricewaterhouseCoopers, LLP from June 1986 to December 1996. Mr. Robinson graduated from Georgia State University with a Bachelor of Business Administration, Accounting. Mr. Robinson has been a member of the Board since March 2001.

     Nino Doijashvili, Ph.D., has served as our Director of Technical Services since December of 1997. Prior to that Dr. Doijashvili served as one of our Senior Software Engineers from September 1995 until December 1997. Dr. Doijashvili served as a visiting professor at Emory University from February 1995 until September 1995. From September 1989 until February 1995, Dr. Doijashvili was an Associate Professor at the Georgia Technical University, Tbilisi, Georgia (formerly a part of the Soviet Union) teaching CAD/CAM systems and computer science. Dr. Doijashvili received a doctorate in Computer Science from Moscow Technical University, Russia in February 1989. Dr. Doijashvili has been a member of the Board since April 2001.

     David Danovitch, 39, is currently a Senior Partner of NewWest Associates, LLC, an international firm specializing in business consultancy, Del Rey Investments, LLC., a merchant banking firm, and NewWest Films, a feature film production and finance concern. The companies are involved with a variety of enterprises throughout the world in a variety of industries, including technology, medical device, entertainment, and energy concerns. Prior to joining NewWest and Del Rey, Mr. Danovitch was a Managing Director of Cambridge Partners, a merchant bank with $1.7 billion under management, which focused on misunderstood or mis-financed companies and assets. Prior to joining Cambridge, he was a founding principal of Snowden Capital, Inc., a New York City-based investment banking and direct investment firm focused on serving the corporate finance needs of middle market companies. Mr. Danovitch received a bachelor of arts from Kenyon College in 1984, a juris doctor from Suffolk University Law School in 1987, and an L.L.M. in Taxation from Boston University School of Law in 1988. He is a member of the District of Columbia, Massachusetts, and New York bar associations. His honors include having been named by the American Banker - the primary industry publication - as one of the "50 Most Influential People in Banking" in 1990. Throughout his career, he has been a speaker at many seminars and conferences covering a range of issues in a variety of industry and has served on several boards of directors of both for-profit and not-for-profit concerns, including, among others, the boards of Imaging Diagnostic Systems, Inc, Renaissance, Inc., Milestone Pictures, Vidikron of America, Inc., and Great Clips Mid-Atlantic Regional Companies, Inc. Mr. Danovitch also serves as a director of Imaging Diagnostic Systems, Inc. and Markland Technologies, Inc.

     Lawrence Shatsoff, 47, is President of Markland Technologies, Inc., a technology company involved in the sale and marketing of home theater products, and serves on the board of directors of Markland. Prior to becoming President of Markland in June 2001, Mr. Shatsoff served from June 2000 to April 2001 in various executive capacities and as a director of Corzon, Inc., a telecommunications company. From 1995 to 2000, Mr. Shatsoff was the Vice President and Chief Operations Officer of DCI Telecommunications, Inc. From 1991 to 1994 he served as Vice President and Chief Operations Officer of Alpha Products, a computer circuit board sales and manufacturing company. Mr. Shatsoff graduated in 1975 from Rider College with a B.S. Degree in Decision Sciences and Computers.

     Michael Sheppard, 51, is the President of Technest Holdings, Inc. Mr. Sheppard joined Technest in 1997 and heads up the day-to-day strategy of Technest. Prior to joining Technest, Mr. Sheppard was the Chief Operating Officer of Freelinq Communications, a provider of real time video-on-demand via ATM/XDSL technology. Mr. Sheppard has also acted as the Chief Executive Officer and Chief Operating Officer of several early stage development companies, overseeing the development of a corporate infrastructure for each company. From 1980 to 1992, Mr. Sheppard served as the President of Lee America, a Westward Communications Company whose North American holdings included Panavision, Inc. Mr. Sheppard has an extensive background in the entertainment industry and received a BA and an MFA in film from New York University.

Committees of the Board of Directors and Nominations by Stockholders

     Historically, the Board of Directors had four standing committees: a Compensation Committee, an Audit Committee, a Strategic Planning Committee and an Executive Committee. The Compensation Committee provided recommendations to the Board of Directors concerning salaries and incentive compensation for officers and employees of the Company. The Audit Committee recommended our independent auditors and reviewed the results and scope of audit and other accounting-related services provided by such auditors. The Strategic Planning Committee was authorized to work with out investment bankers to identify and evaluate strategic alternatives for us. The Executive Committee had day-to-day executive decision-making authority on behalf of the Company, subject to the overall review and approval of the Board of Directors.

     With the resignation of the directors and the recent appointments of Mr. Robinson, Dr. Doijashvili, Mr. Bokuchava, Mr. Danovitch, Mr. Shatsoff and Mr. Sheppard to the Board of Directors, these committees have been disbanded and were not reconstructed upon the filling of vacancies on the Board of Directors. There were no changes to the Company's executive compensation policies in 2000.

Legal Proceedings

     We are not aware of any proceedings in which any of our directors, officers of holders of five percent of our common stock have a material interest adverse to us.

Meetings and Attendance

     The full Board of Directors met four times during 2000. Except for James Wm. Ellsworth, who was not present at two of these meetings, all of the directors attended at least 75% of the meetings of the Board of Directors and committees of which they were members.

Transactions with Management and Others

     If the Asset Sale is completed, Messrs. Robinson and Bokuchava have indicated that they intend to resign their positions as officers and directors of the Company. We intend to pay them severance in the aggregate amount of $146,000 upon their resignations, which is the amount to which they would be entitled under their employment agreements if we were to terminate them.

     On March 29, 2001, the Company entered into a separation and release agreement with Harvey W. Sax pursuant to which Mr. Sax resigned as President, Chief Executive Officer and Director of the Company. Pursuant to this agreement, the Company paid Mr. Sax a severance payment of $150,000, representing the amount to which he would have been entitled has he been terminated, and the Company and Mr. Sax released one another from various potential claims and liabilities.

Indebtedness of Management

     On January 31, 2001 HomeCom sold substantially all the assets used in the operation of its InsureRate division to Digital Insurance, Inc. By the time of sale, Dan Delity, Jim Ellsworth, and David Frank had defaulted on loans that the Company had made to them in the amounts of $165,316, $102,342 and $102,342, respectively. These loans had been made in connection with the purchase by the

Company of FIMI in March 1999. These notes bore interest at a rate of 9.0% and matured in January 2000. The notes were secured by an aggregate of 128,695 shares of our common stock and provided that they could be repaid either in cash or stock. In addition, in connection with the purchase of FIMI, the Company had issued warrants to Messrs. Delity, Ellsworth and Frank to purchase 300,000 shares of our common stock at an exercise price of $3.74. Messrs. Delity, Ellsworth and Frank surrendered their warrants and the shares of Common Stock that collateralized the notes in January 2001. On January 31, 2001, shares of our common stock were quoted at a price of $.07 per share on the OTC Bulletin Board, thereby making the value of the common stock that secured these notes approximately $9,000 and the warrants worthless.


Section 16(a) Beneficial Ownership Reporting Compliance


     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the officer, directors and persons who own more than ten percent of a registered class of the Company's stock to file reports of ownership and changes of ownership with the Securities Exchange Commission
(SEC). Officers, directors and greater than ten percent owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by the Company, we believe that, to the best of our knowledge, each of our officers, directors, and greater than ten-percent owners complied with all Section 16(a) filing requirements applicable to them during the year ended December 31, 2001, except that the Company did not receive duplicate filings pursuant to Rule 16a-3(e) promulgated under the Exchange Act of any Section 16(a) reports that may have been filed by Brittany Capital Management Limited, David Danovitch, Larry Shatsoff or Michael Sheppard and therefore is uncertain whether these persons filed the required reports.


Compensation of Directors

     Directors who are not employees of the Company are eligible to receive $1,000 per Board meeting attended, although we have never made any payments to our directors for attending meetings, are eligible to receive automatic grants of stock options under the Company's Non-Employee Directors Stock Option Plan and may receive additional grants of options under such plan at the discretion of the Compensation Committee of the Board of Directors.

Executive Compensation

     The following table sets forth the total compensation paid or accrued by the Company in 2000 to its Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus exceeded $100,000 (each, a "Named Executive Officer"):


Summary Compensation Table

                                                    Annual Compensation                Long-Term Compensation
                                                                                               Awards
----------------------------------------------------------------------------------------------------------------
   Name and Principal        Year         Salary      Bonus          Other Annual      Number of     All Other
        Position                                                     Compensation(1)   Securities   Compensation
                                                                                       Underlying
                                                                                        Options
----------------------------------------------------------------------------------------------------------------
Harvey W. Sax                2001         $37,500                       $150,000
    Former President,        2000         146,297
    Former Chief             1999         147,420                                         50,000
    Executive Officer
    and Former Director

Gia Bokuchava, Ph.D          2001        $105,000
    Chief Technical          2000         102,022                        $66,518
    Officer and Director     1999         100,019                         75,566

Timothy R. Robinson          2001        $135,000      $25,000
    Executive Vice           2000          70,885       30,000                           150,000
    President, Chief         1999             N/A
    Financial Officer
    and Director

Nino Doijashvili             2001        $102,000
    Director of              2000          98,695                         $8,755
    Technical Services       1999          85,641                         10,544
    and Director


(1) Pursuant to the employment agreements between the Company and Drs. Bokuchava and Doijashvili, Dr. Bokuchava and Dr. Doijashvili were eligible to receive cash bonuses to repay certain promissory notes issued by them to the Company in connection with their individual purchase of shares of Common Stock from the Company in August 1996.

     Each of the Company's executive officers also is eligible to receive cash bonuses to be awarded at the discretion of the Compensation Committee of the Board of Directors.

     Mr. Sax received $150,000 as a part of his termination agreement with the company (see item 13).

Option Grants

     No options were granted to or exercised by named executive officers in 2000. The following table sets forth the value of options held by the executive officers at December 31, 2001:



Option Exercises in Last Fiscal Year and Year-End Option Values

                                          Number of Securities Underlying     Value of Unexercised
                                              Unexercised Options at         In-The-Money Options at
                      Shares                     December 31, 2001              December 31, 2001
                     Acquired      Value  -------------------------------  ---------------------------
 Executive Officer  on Exercise   Realized   Unexercisable   Exercisable   Unexercisable   Exercisable
------------------------------------------------------------------------------------------------------

Gia Bokuchava, Ph.D      0           0               0         25,000             $0           $0

Tim Robinson             0           0         112,500         37,500             $0           $0

Nino Doijashvili         0           0          16,667         29,760             $0           $0



Employment Contracts

     We have entered into an employment agreement with Timothy R. Robinson, our Executive Vice President, Chief Financial Officer and Director. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $135,000 and for annual bonus compensation up to 30% of base salary. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to six months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than six months' salary.

     We have entered into an employment agreement with Gia Bokuchava, our Chief Technical Officer. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $105,000. The employment agreement provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to nine months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than nine months' salary.

     Principal employees of the Company, including executive officers, are required to sign an agreement with the Company (i) restricting the ability of the employee to compete with the Company during his or her employment and for a period of eighteen months thereafter, (ii) restricting solicitation of customers and employees following employment with the Company, and (iii) providing for ownership and assignment of intellectual property rights to the Company. The Company does not intend to pursue the enforcement of these provisions against those officers and employees of the Company who plan to go to work for Tulix if the Asset Sale is completed. At that point, we will no longer have any operating business to protect.

Performance Graph

     The graph below compares our cumulative stockholder return on an indexed basis based on an investment of $100 on May 8, 1997 with the cumulative total return of the Nasdaq Computer Stocks Index (IXCO) (assuming the reinvestment of all dividends). The Company has paid no dividends to date.

                   HomeCom
             Communications Inc.  S&P 500 Index   Nasdaq Computer & Data Process
             -------------------  -------------   ------------------------------

5/8/97             100.00            100.00                  100.00
12/31/97           259.37            119.73                  113.06
12/31/98            58.33            153.95                  201.86
12/31/99            53.13            186.34                  426.64
12/31/00              .16            155.30                  237.60
12/31/01              .06            168.24                  179.90

BENEFICIAL OWNERSHIP OF CAPITAL STOCK

     The following tables provide information as of March 12, 2002, concerning beneficial ownership of Common Stock by (1) each person or entity known by the Company to beneficially own more than 5% of the outstanding Common Stock, (2) each director and nominee for director of the Company, (3) each Named Executive Officer, and (4) all directors and executive officers of the Company as a group. The information as to beneficial ownership has been furnished by the respective stockholders, directors, and executive officers of the Company and, unless otherwise indicated, each of the stockholders has indicated that they have sole voting and investment power with respect to the shares beneficially owned. This table excludes holders of our convertible securities who have agreed to limit the number of shares of common stock that any such stockholders hold at any one time to not more than 4.9% of the outstanding shares of our common stock.


                                                   Amount of Nature of
Title of Class   Name of Beneficial Owner (2)      Beneficial Ownership (3)    Percent of Class
--------------   ----------------------------      ------------------------    ----------------
Common           Brittany Capital Management              5,640,000                 37.6%
Common           Harvey W. Sax (4)                          823,534                  5.5%
Common           George Bokuchava, Ph.D. (5)                 64,559                  (1)
Common           Nino Doijashvili (7)                        34,704                  (1)
Common           Timothy Robinson (6)                        37,500                  (1)
Common           All executive Officers and                                          (1)
                 Directors as a group (Messrs.
                 Bokuchava, Doijashvili and Robinson)       136,763                  (1)
------------

(1)  Less than 1%.

(2) Except as otherwise noted, the street address of each named beneficial owner is Building 12, Suite 110, 3495 Piedmont Road, Atlanta, Georgia 30305.

(3) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of following the date of this Report are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(4) Excludes 5,000 common shares owned by a family member, to which Mr. Sax disclaims beneficial ownership.

(5) Includes 25,000 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2001 at a weighted average exercise price of $4.48 per share.

(6) Includes 37,500 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2001 at an exercise price of $0.75. Excludes 112,500 shares of Common Stock issuable upon the exercise of options outstanding held by Timothy Robinson as of March 12, 2001 at an exercise price of $.75 which are not currently exercisable and which become exercisable more than 60 days following the date of this Statement.

(7) Includes 29,760 shares of Common Stock issuable upon exercise of options outstanding as of March 12, 2001 at a weighted average exercise price of $0.59. Excludes 16,667 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2001 at a weighted average exercise price of $0.59 which are not currently exercisable and which become exercisable more than 60 days following the date of this Statement

     Currently, there are 17.813 shares of our Series B preferred stock, 92.107 shares of our Series C preferred stock, 1.291 shares of our Series D preferred stock and 106.35 shares of our Series E preferred stock outstanding. All of these shares of preferred stock are convertible into shares of our common stock at any time.

Changes in Control

     On December 28, 2001, Brittany Capital Management Limited ("Brittany"), an entity organized under the laws of the Bahamas, purchased a total of 5,640,000 shares of our common stock from MacNab LLC ("MacNab") in a series of private transactions with MacNab. Brittany paid an aggregate amount of approximately $20,000 to MacNab for these shares. The shares that MacNab sold to Brittany had been issued to MacNab in a series of conversions by MacNab of 1.62855 shares of our Series C convertible preferred stock into shares of our common stock. As a result of these transactions, Brittany is now the beneficial owner of 37.6% of the outstanding shares of our common stock. MacNab now holds 90.478 shares of our Series C convertible preferred stock. Also in December 2001, the remaining members of our Board of Directors appointed David Danovitch, Larry Shatsoff and Michael Sheppard to fill vacancies on our Board of Directors.

Accountants

     Our principal accountants are Feldman, Sherb & Co. P.C. We do not expect any representatives of Feldman, Sherb & Co. P.C. to be present at the Special Meeting.

Audit Fees


     The aggregate fees billed for professional services rendered for the audit of the registrant's annual financial statements for 2001 and for reviews of the financial statements included in our Forms 10-Q during 2001 were $30,000.


Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

     (a)  Previous Independent Accounts

          (i) On February 8, 2001, we dismissed PricewaterhouseCoopers LLP ("PWC"), as our independent accountants effective immediately. Our Board of Directors participated in and approved the decision to change independent accountants.

          (ii) The reports of PWC on our consolidated balance sheets as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows, did not contain, except as otherwise described in this subsection (a)(ii), an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, in its report on our financial statements for the fiscal years ended December 31, 1999 and 1998, it included the following explanatory paragraph: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses and negative cash flows since its inception and has an accumulated deficit. The Company is dependent on continued financing from investors to sustain its activities and there is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

          (iii) In connection with its audits for the two most recent fiscal years and through February 8, 2001, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years.

          (iv) During the two most recent fiscal years and through February 8, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a) (1) (v)).

          (v) On February 13, 2001, we delivered a copy of the disclosures which we made in Item 4 on the Form 8-K that we filed on February 14, 2001, and requested that PWC furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not PWC agreed with such disclosures. A copy of such letter dated February 13, 2001 indicating such agreement was filed as Exhibit 16.1 to that Form 8-K.

     (b)  New Independent Accountants

          (i) On February 8, 2001, the Company engaged the firm of Feldman Sherb & Co. ("FSC") as independent accountants for the Company's fiscal year ending December 31, 2000. The Company's Board of Directors approved the selection of FSC as independent accountants.

          (ii) During the two most recent fiscal years and through February 8, 2001, the Company has not consulted with FSC with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (2) on any matter that was either the subject of a disagreement (as defined in Item 304 (a) (1) (iv) of Regulation S-K) or a reportable event (as described in Item 304 (a) (1) (v) of Regulation S-K).

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


     The SEC allows us to incorporate by reference information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement except for any information superseded by information combined directly in, or incorporated by reference in, this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 accompanies this Proxy Statement as Exhibit C. The Company hereby incorporates by reference into this Proxy Statement the following sections of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001: (i) the Consolidated Financial Statements set forth at pages 13 through 17 thereof; (ii) notes to the Consolidated Financial Statements set forth at pages 18 through 32 thereof; and (iii) the Management's Discussion and Analysis of Financial Condition and Results of Operations set forth at pages 7 through 10 thereof.


     We may be required to file other documents with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act between the time this Proxy Statement is mailed and the date of the Special Meeting. Those other documents will be deemed incorporated by reference into this Proxy Statement and to be a part of it from the date they are filed with the SEC.

     The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, on the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the documents referred to above which have been incorporated by reference in this Proxy Statement (excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement). Such written or oral request should be directed to the Secretary at 3495 Piedmont Road, Building 12, Suite 110, Atlanta, Georgia 30305.

     You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the proposals. We had not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated [_____________, 2002]. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than this date. Neither the mailing of this Proxy Statement to our Stockholders nor the completion of the Asset Sale will create any implication to the contrary.

     AS OF THE DATE OF THIS PROXY STATEMENT, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS THAT MAY COME BEFORE THE SPECIAL MEETING. IF ANY OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING, IT IS THE INTENTION OF THE PROXY HOLDERS TO VOTE OR ACT IN ACCORDANCE WITH THEIR BEST JUDGMENT WITH RESPECT TO SUCH MATTERS.


                                         __________ __, 2002


                                         By Order of the Board of Directors


                                         ---------------------------------------
                                         Timothy R. Robinson
                                         Executive Vice President and
                                         Chief Financial Officer

PROXY
                          HOMECOM COMMUNICATIONS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints ______________________ as Proxy, with full power of substitution and revocation, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of HomeCom Communications, Inc. (the "Company") held of record by the undersigned as of _____________, 2002, at the special meeting of shareholders to be held at 10:00 a.m. local time on _____________, 2002 and at any adjournments or postponements thereof.

1) Proposal to approve the sale of substantially all of the assets of the Company to Tulix Systems, Inc., an entity that is owned by Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are directors and officers of both the Company and Tulix. (Check applicable box.)

        [ ]  FOR                     [ ]  AGAINST                  [ ]  ABSTAIN

2) Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to "Prospect Technologies, Inc." (Check applicable box.)

        [ ]  FOR                     [ ]  AGAINST                  [ ]  ABSTAIN

3) Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 15,000,000 to 100,000,000. (Check applicable box.)

        [ ]  FOR                     [ ]  AGAINST                  [ ]  ABSTAIN

4) Proposal to amend the Company's Certificate of Incorporation to allow fewer than all of the stockholders to approve corporate actions by written consent without a stockholder meeting. Currently, the Certificate of Incorporation requires the written approval of all of the stockholders if the approval is obtained without a stockholder meeting. (Check applicable box.)

        [ ]  FOR                     [ ]  AGAINST                  [ ]  ABSTAIN

5) Proposal to effect a reverse split of the Company's common stock in a ratio between 5-for-1 and 15-for-1, if and when the Board of Directors determines that such a reverse split is in the best interests of the Company.

        [ ]  FOR                     [ ]  AGAINST                  [ ]  ABSTAIN

6)   Election of Directors.

     [ ] For all nominees listed below   [ ]  Withhold authority to vote for all
           (except as marked to the             nominees listed below:
            contrary below)
                                 David Danovitch
                                 Larry Shatsoff
                                Michael Sheppard
                                Nino Doijashvili

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) immediately below.)




In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED,
                     WILL BE VOTED "FOR" THE ABOVE MATTERS.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          HOMECOM COMMUNICATIONS, INC.

                                                   Dated:  ______________, _____


                                                   -------------------------
                                                   Print Name


                                                   -------------------------
                                                   Signature


                                                   -------------------------
                                                   Signature if held jointly



IMPORTANT: Please date this proxy and sign exactly as your name or names appear above. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity, please give your full title(s).


Do you plan to attend the Annual Meeting of Shareholders?  [ ] Yes     [ ] No

IMPORTANT:  PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME OR NAMES APPEAR ABOVE.

                                                                       EXHIBIT A



                            ASSET PURCHASE AGREEMENT



                                 By and Between



                               TULIX SYSTEMS, INC.
                             (A Georgia corporation)



                                       And



                          HOMECOM COMMUNICATIONS, INC.
                            (A Delaware corporation)



                                   Dated as of



                              _______________, 2002

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1. SALE AND PURCHASE...................................................1
         (a)      Intellectual Property........................................1
         (b)      Contracts....................................................1

SECTION 2. ASSUMPTION OF CONTRACTS BY THE PURCHASER............................2

SECTION 3. PURCHASE PRICE AND PAYMENT..........................................2
         (a)      Generally....................................................2
         (b)      Liquidation Event............................................2

SECTION 4. REPRESENTATIONS AND WARRANTIES OF SELLER............................2
         (a)      Corporate Existence..........................................2
         (b)      Corporate Power; Authorization; Enforceable Obligations......2
         (c)      No Conflict..................................................3
         (d)      Required Government Consents.................................3
         (e)      Required Contract Consents...................................3
         (f)      Assigned Contracts...........................................3
         (g)      Condition of Equipment; Adequacy of Assets...................4
         (h)      Intellectual Property........................................4
                  (i)      Ownership...........................................4
         (i)      Litigation...................................................4
         (j)      Court Orders, Decrees, and Laws..............................4
         (k)      Access to Information........................................5
         (l)      Disclosure...................................................5

SECTION 5. REPRESENTATIONS AND WARRANTIES OF PURCHASER.........................5
         (a)      Corporate Existence..........................................5
         (b)      Corporate Power; Authorization; Enforceable Obligations......5
         (c)      No Conflict; Consents........................................6
         (d)      Purchaser Common Stock.......................................6
         (e)      Purchaser Capital Structure..................................6
         (f)      Access to Information........................................6
         (g)      Disclosure...................................................6

SECTION 6. CONDITIONS TO CLOSING...............................................7
         (a)      Conditions to Seller's Obligations...........................7
         (b)      Conditions to Purchaser's Obligations........................7

SECTION 7. CLOSING.............................................................8
         (a)      Closing......................................................8
         (b)      Actions at Closing...........................................8
                  (i)      Copies of Consents..................................8
                  (ii)     Conveyance Instruments..............................8
                  (iii)    Assumption Agreements...............................8
                  (iv)     Certificates........................................8
                  (v)      Other...............................................8
         (c)      Delivery of Purchase Price...................................8

SECTION 8. COVENANTS OF SELLER AND PURCHASER...................................8
         (a)      Allocation of Purchase Price.................................8
         (b)      Maintenance of Books and Records.............................9
         (c)      Mail, Etc....................................................9
         (d)      Certain Consents.............................................9
         (e)      Best Efforts; Further Assurances; Cooperation................9
         (f)      Transition..................................................10

SECTION 9. CLAIMS, ARBITRATION................................................10
         (a)      Survival of Representations and Warranties..................10
         (b)      Limitation on Claims by Purchaser...........................10
         (c)      Limitation on Claims........................................10
         (d)      Arbitration.................................................10

SECTION 10. MISCELLANEOUS.....................................................11
         (a)      Acknowledgement regarding Legal Counsel.....................11
         (b)      Sales, Transfer and Documentary Taxes, etc..................11
         (c)      Entire Agreement; Assignment................................11
         (d)      Waiver......................................................12
         (e)      Notices.....................................................12
         (f)      Georgia Law to Govern.......................................13
         (g)      No Benefit to Others........................................13
         (h)      Headings; Gender; Certain Definitions.......................13
         (i)      Schedules...................................................13
         (j)      Severability................................................13
         (k)      Counterparts................................................13
         (l)      Drafting of Agreement.......................................13
         (m)      Time of the Essence.........................................14
         (n)      Actions and Proceedings.....................................14
         (o)      Execution by Facsimile......................................14

                                    Schedules
                                    ---------

1(a)            --       Intellectual Property
1(b)            --       Contracts
1(c)            --       Accounts Receivable
1(d)            --       Equipment
4(d)            --       Required Government Consents
4(e)            --       Required Contract Consents
4(f)            --       Contracts - Terms and Monthly Revenues
4(h)(i)         --       Intellectual Property - Ownership
4(j)            --       Litigation
8(a)            --       Allocation of Purchase Price

                            ASSET PURCHASE AGREEMENT
                            ------------------------

     This Asset Purchase Agreement (this "Agreement") is made and entered into as of the __ day of _________, 2002, by and between Tulix Systems, Inc., a Georgia corporation (the "Purchaser"), and HomeCom Communications, Inc., a Delaware corporation (the "Seller").

                                    RECITALS
                                    --------

     The Seller is engaged in the business of developing and hosting Internet applications, products and services to commercial customers (the "Business").


     The Purchaser desires to purchase, and the Seller desires to sell, all of the assets of Seller associated with the Business, and Seller desires to assign, and Purchaser desires to assume, certain contracts of Seller related to the Business, all upon the terms and conditions and subject to the limited exceptions set forth herein.


     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements of the parties hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                   SECTION 1.
                                SALE AND PURCHASE

     Upon the terms and subject to the conditions of this Agreement, Purchaser shall purchase, accept, and acquire from Seller, and Seller shall sell, transfer, assign, convey, and deliver to Purchaser, at the Closing (as defined in Section 7(a)), all right, title, and interest in and to the following assets of Seller:

     (a) The intellectual property identified in Schedule 1(a) (the "Intellectual Property").

     (b) The contracts identified in Schedule 1(b) (the "Contracts").

     (c) Accounts Receivable as identified in Schedule 1(c) (the "Accounts Receivable").

     (d) The equipment currently being used to service and maintain the Contracts and operate the Business and, in addition, the equipment identified in
Schedule 1(d) (the "Equipment", and together with the Intellectual Property, Accounts Receivable and the Contracts, the "Assets").

                                   SECTION 2.
                    ASSUMPTION OF CONTRACTS BY THE PURCHASER

     From and after the Closing, Purchaser shall assume and be responsible for only the obligations and liabilities of Seller relating to the Contracts identified in Schedule 1(b); provided, however, that Purchaser does not thereby assume any liability or obligation of Seller relating to acts or omissions of Seller in the performance of such Contracts prior to the Closing Date, except to the extent that such liabilities relate to accounts payable incurred in the ordinary course of business. Seller does not assume any liability or obligation of Purchaser relating to acts or omissions of Purchaser in the performance of the Contracts subsequent to the Closing Date.

                                   SECTION 3.
                           PURCHASE PRICE AND PAYMENT

     (a) Generally. The total consideration to be paid to Seller for the sale, transfer and conveyance of the Assets shall consist of ____ shares of Common Stock (the "Purchase Price"). Purchaser acknowledges that it is purchasing the Assets "as is", without any representation or warranty, explicit or implied, except as set forth in this Agreement.

     (b) Liquidation Event. In the event that the Board of Directors of Purchaser decides, within six months after the date of this Agreement, to liquidate Purchaser, Seller, notwithstanding its respective pro rata ownership interest in Purchaser, shall receive fifty percent (50%) of the proceeds of such liquidation that relate to the Equipment so liquidated. If the Board of Directors of Purchaser makes such a liquidation decision after the date which is six months after the date of this Agreement, Seller shall receive those proceeds of such liquidation to which it is entitled under applicable law and applicable governing documents.

                                   SECTION 4.
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby represents and warrants to Purchaser as follows:

     (a) Corporate Existence. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Seller has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Assets or the Business (financial or otherwise) (a "Material Adverse Effect").

     (b) Corporate Power; Authorization; Enforceable Obligations. Seller has the corporate power and authority to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by it in connection with the transactions contemplated hereby and thereby and to perform its respective obligations hereunder and thereunder (this Agreement and such other agreements and instruments collectively the "Seller Documents"). Seller has taken or will take all necessary corporate action, including obtaining approval of the stockholders of Seller, that is required under the Delaware General Corporation Law, to authorize the execution and delivery of this Agreement and the other Seller Documents and the consummation of the transactions contemplated hereby and thereby. This Agreement is, and the other Seller Documents will be, the legal, valid, and binding obligations of Seller, enforceable in accordance with their terms, except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect and by general principles of equity.

     (c) No Conflict. To the best of the knowledge of Seller, the execution and delivery of this Agreement and the other Seller Documents will not (i) violate any foreign, federal, state, or local law, regulation, ordinance, zoning requirement, governmental restriction, order, judgment, or decree (collectively, "Laws") applicable to Seller or the Assets or the Business, (ii) violate or conflict with any provision of the certificate of incorporation or bylaws, or
(iii) conflict with, result in the breach of, or constitute a default under any mortgage, indenture, license, instrument, trust, contract, agreement, or other commitment or arrangement to which Seller is a party or by which Seller or any of the Assets or the Business are bound.

     (d) Required Government Consents. Except for (i) the filing or recording of instruments of conveyance, transfer, or assignment required by federal copyright, patent, or trademark laws or the laws of the U.S. and non-U.S. jurisdictions and states in which the Assets are located; and (ii) the further exceptions disclosed in Schedule 4(d) (the foregoing items (i) and (ii) being referred to herein as the "Required Government Consents"), to the best of the knowledge of Seller, no approval, authorization, certification, consent, permission, license, or permit to or from, or notice, filing, or recording to or with, U.S. or non-U.S., federal, state, or local governmental authorities ("Governmental Authorities") is necessary for the execution and delivery of this Agreement and the other Seller Documents or the consummation by Seller of the transactions contemplated hereby or thereby, or the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, and use and operation by Seller).

     (e) Required Contract Consents. To the best of the knowledge of Seller, except as disclosed in Schedule 4(e) (such scheduled items being referred to herein as the "Required Contract Consents"), no approval, authorization, consent, permission, or waiver to or from, or notice, filing, or recording to or with, any person (other than the Required Government Consents) is necessary for
(i) the execution and delivery of this Agreement and the other Seller Documents or the consummation by Seller of the transactions contemplated hereby or thereby; (ii) the transfer and assignment to Purchaser at the Closing of the Assets; or (iii) the ownership and use of the Assets or operation of the Business (including by Purchaser, assuming such ownership, use and operation is substantially the same as the ownership, use and operation by Seller).

     (f) Assigned Contracts. To the best of the knowledge of Seller, (i) the Contracts are valid, binding, and enforceable in accordance with their terms and are in full force and effect and (ii) subject to obtaining the consent of the other party thereto as specified on Schedule 4(f), the continuation, validity and effectiveness of all the Contracts under the current terms thereof will in no way be affected, altered or impaired by the consummation of the transactions contemplated by this Agreement. There are no existing defaults by Seller under the Contracts and, to the best knowledge of Seller, no act, event, or omission has occurred that, whether with or without notice, lapse of time, or both, would constitute a default thereunder. Seller has received no notice of, and has no knowledge of, any pending or threatened early termination or cancellation of any Contract. The amounts disclosed in Schedule 4(f) accurately present the current terms and monthly revenues attributable to the Contracts.

     (g) Condition of Equipment; Adequacy of Assets. To the best of the knowledge of Seller, (i) all of the Equipment is in good operating order, condition, and repair, ordinary wear and tear excepted, and is suitable for use in the Business in the ordinary course, as presently operated and (ii) the Assets constitute all of the property and assets necessary to conduct the Business as currently conducted. Purchaser accepts the Equipment "as is" and no warranties, explicit or implied, are offered by Seller except as specifically set forth in this Agreement.

     (h) Intellectual Property. The Intellectual Property includes certain proprietary application software products and systems which Seller develops, markets and licenses to customers (the "Software Programs"), and in connection therewith Seller has developed certain related technical documentation and user reference manuals (the "Documentation"). The Software Programs and the Documentation are collectively referred to as the "Software".

          (i) Ownership. To the best of the knowledge of Seller, except as set forth in Schedule 4(h)(i), Seller owns all of the Intellectual Property and all other proprietary information included in the Assets. Schedule 4(i)(i) sets forth all domestic and foreign patents, trademarks, service marks, trade names and copyrights included in the Assets and all applications therefor and registrations thereof. Except as disclosed in Schedule 4(i)(i), to the best knowledge of Seller, no person has a prior use of any trademark, service mark, or trade name that is the same as, or confusingly similar to, any of the trademarks, service marks and trade names included in the Assets.

     (i) Litigation. Except as disclosed in Schedule 4(j), no claim, action, suit, proceeding, inquiry, hearing, arbitration, administrative proceeding, infringement claim, or investigation (collectively, "Litigation") is pending, or, to Seller's best knowledge, threatened against Seller or its subsidiaries or any of its present or former directors, officers, or employees, affecting, involving, or relating to any of the Assets or the Business. Seller knows of no facts or circumstances that could reasonably be expected to serve as the basis for Litigation against Seller (or Purchaser upon acquisition of the Assets) or its present or former directors, officers, or employees, affecting, involving, or relating to the Assets or the Business.

     (j) Court Orders, Decrees, and Laws. There is no outstanding or, to Seller's best knowledge, threatened, order, writ, injunction, or decree of any court, governmental agency, or arbitration tribunal against Seller affecting, involving, or relating to the Assets or the Business. To the best of the knowledge of Seller, the Business is and has been in compliance in all material respects with all applicable Laws, and Seller has received no notices of any such alleged violation. The foregoing shall be deemed to include Laws relating to the patent, copyright, and trademark laws, state trade secret and unfair competition laws of the U.S. and foreign jurisdictions, and all other applicable Laws, including equal opportunity, wage and hour, and other employment matters, and antitrust and trade regulation laws.

     (k) Access to Information. Seller has had access to sufficient information about Purchaser upon which to analyze the transactions contemplated by this Agreement. Seller has been given the opportunity to ask questions and receive answers from the officers of Purchaser concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Purchaser. Seller has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Purchaser in connection with this Agreement and the transactions contemplated hereby.

     (l) Disclosure. Seller has completely and accurately responded to the inquiries and diligence requests of Purchaser and its agents, representatives, attorneys and employees in connection with the transactions contemplated by this Agreement. No representation, warranty, or statement made by Seller in this Agreement or in any document or certificate furnished or to be furnished to Purchaser pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein, under the circumstances in which they were made, not materially misleading. Seller has disclosed to Purchaser all facts known or reasonably available to Seller that are material to the Assets or the Business.

                                   SECTION 5.
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to Seller as follows:

     (a) Corporate Existence. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Purchaser has the corporate power and authority to conduct its business and to own and lease all of its properties and assets and is duly qualified or licensed to do its business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the failure to be so qualified would not have a material adverse effect on Purchaser.

     (b) Corporate Power; Authorization; Enforceable Obligations. Purchaser has the corporate power, authority and legal right to execute, deliver and perform this Agreement and the other agreements and instruments to be executed and delivered in connection with the transactions contemplated hereby and thereby (this Agreement and such other agreements and instruments collectively the "Purchaser Documents"). The execution, delivery and performance of this Agreement and the other Purchaser Documents, and the consummation of the transactions contemplated hereby and thereby, by Purchaser have been duly authorized by all necessary corporate action of Purchaser. This Agreement is, and the other Purchaser Documents will be, the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with their terms except as such enforcement may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws now or hereafter in effect affecting creditors' rights generally, and by general principles of equity.

     (c) No Conflict; Consents. The execution, delivery and performance of this Agreement and the other Purchaser Documents, and the consummation of the transactions contemplated hereby and thereby, by Purchaser do not and will not violate any Laws to which Purchaser is subject, and will not violate, conflict with or result in the breach of, or constitute a default under, any term, condition or provision of, or require the consent of any other party to, (i) any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to Purchaser, or (ii) the articles of incorporation, bylaws, or other governing or organizational instrument of Purchaser.

     (d) Purchaser Common Stock. The shares of Purchaser Common Stock to be issued to Seller pursuant to this Agreement, when issued and delivered in accordance with this Agreement will be duly authorized, validly issued, fully paid and non-assessable.

     (e) Purchaser Capital Structure. The authorized capital stock of Purchaser consists of ____ shares of preferred stock and ____ shares of common stock, of which, as of the date hereof, ____ shares are issued and outstanding.

     (f) Access to Information. Purchaser has had access to sufficient information about Seller upon which to analyze the transactions contemplated by this Agreement. Purchaser has been given the opportunity to ask questions and receive answers from the officers of Seller concerning the terms and conditions of the transactions contemplated by this Agreement and the business and financial condition of Seller. Purchaser has had the opportunity to obtain any additional information it deems necessary to verify the accuracy and completeness of information provided by Seller in connection with this Agreement and the transactions contemplated hereby.

     (g) Disclosure. Purchaser has completely and accurately responded to the inquiries and diligence requests of Seller and its agents, representatives, attorneys and employees in connection with the transactions contemplated by this Agreement. No representation, warranty, or statement made by Purchaser in this Agreement or in any document or certificate furnished or to be furnished to Seller pursuant to this Agreement contains or will contain any untrue statement or omits or will omit to state any fact necessary to make the statements contained herein or therein, under the circumstances in which they were made, not materially misleading. Purchaser has disclosed to Seller all facts known or reasonably available to Purchaser that are material to Purchaser.

                                   SECTION 6.
                             CONDITIONS TO CLOSING

     (a) Conditions to Seller's Obligations. The obligations of Seller to be performed hereunder shall be subject to the satisfaction (or waiver by Seller) at or prior to the Closing Date of each of the following conditions:

          (i) Purchaser's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Purchaser shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) Seller's stockholders shall have approved the sale of the Assets to Purchaser.

          (iv) No Litigation shall be threatened or pending against Seller before any court or governmental agency that, in the reasonable opinion of counsel for Seller, could result in the restraint or prohibition of Seller in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (v) Purchaser shall have delivered to Seller a certificate signed by a duly authorized officer of Purchaser certifying that the conditions set forth in Sections 6(a)(i) and (ii) have been satisfied.

     (b) Conditions to Purchaser's Obligations. Each of the obligations of Purchaser to be performed hereunder shall be subject to the satisfaction (or waiver by Purchaser) at or prior to the Closing Date of each of the following conditions:

          (i) Seller's representations and warranties contained in this Agreement shall be true and correct in all respects on and as of the date of this Agreement.

          (ii) Seller shall have performed and complied with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing.

          (iii) No Litigation shall be threatened or pending against Purchaser before any court or governmental agency that, in the reasonable opinion of counsel for Purchaser, could result in the restraint or prohibition of Purchaser in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (iv) Seller shall have delivered to Purchaser a certificate signed by a duly authorized officer of Seller certifying that the conditions set forth in Sections 6(b)(i) and (ii) have been satisfied.

          (v) Seller shall have entered into severance agreements with Timothy
R. Robinson and Gia Bokuchava.

                                   SECTION 7.
                                    CLOSING

     (a) Closing. The closing of the purchase and sale of the Assets (the "Closing") shall take place at the offices of Sutherland Asbill & Brennan LLP, 999 Peachtree Street, N.E., Atlanta, Georgia commencing at 2:00 p.m. on _______________, 2002 (the "Closing Date"). Subject to consummation of the Closing on the Closing Date, the sale, assignment, transfer and conveyance to Purchaser of the Assets will be effective as of 12:01 a.m. Eastern Standard Time on the Closing Date.

     (b) Actions at Closing. At Closing, Purchaser and Seller shall take the following actions, in addition to such other actions as may otherwise be required under this Agreement:

          (i) Copies of Consents. Seller shall deliver to Purchaser copies of all Required Contract Consents and all Required Government Consents which have been obtained.

          (ii) Conveyance Instruments. Seller shall deliver to Purchaser such bills of sale, assignments, and other instruments of conveyance and transfer as Purchaser may reasonably request to effect the transfer and assignment of the Assets to Purchaser.

          (iii) Assumption Agreements. Purchaser shall deliver to Seller one or more assumption agreements in form reasonably acceptable to Seller, pursuant to which Purchaser assumes and agrees to pay and perform the Contracts.

          (iv) Certificates. The parties shall deliver to each other the certificates to each other required under Section 6.

          (v) Other. Each party shall deliver such other agreements and instruments as the other party may reasonably request.

     (c) Delivery of Purchase Price. At Closing, Purchaser shall deliver the payments required under Section 3.

                                   SECTION 8.
                        COVENANTS OF SELLER AND PURCHASER

     (a) Allocation of Purchase Price. The Purchase Price shall be allocated as disclosed in Schedule 8(a), and all tax returns and reports filed by Seller and Purchaser with respect to the transactions contemplated by this Agreement shall be consistent with that allocation.

     (b) Maintenance of Books and Records. Each of Seller and Purchaser shall preserve until the second anniversary of the Closing Date all records possessed or to be possessed by such party relating to any of the Assets or the Business prior to the Closing Date, except for those records transferred from Seller to Purchaser at Closing. After the Closing Date, where there is a legitimate purpose, such party shall provide the other party with access, upon prior reasonable written request specifying the need therefor, during regular business hours, to (i) the officers and employees of such party, and (ii) the books of account and records of such party, but, in each case, only to the extent relating to the Assets or the Business prior to the Closing Date, and the other party and its representatives shall have the right to make copies of such books and records; provided, however, that the foregoing right of access shall not be exercisable in such a manner as to interfere unreasonably with the normal operations and business of such party; and further provided, that, as to so much of such information as constitutes trade secrets or confidential business information of such party, the requesting party and its officers, directors and representatives will use due care to not disclose such information except (A) as required by any applicable Laws, (B) with the prior written consent of the party who owns such information, which consent shall not be unreasonably withheld, delayed or conditioned or (C) where such information becomes available to the public generally, or becomes generally known to competitors of such party, through sources other than the requesting party, its affiliates or its officers, directors or representatives. Such books and records may nevertheless be destroyed by a party if such party sends to the other party written notice of its intent to destroy such books and records, specifying with particularity the contents of the books and records to be destroyed. Such books and records may then be destroyed after the 30th day after such notice is given unless the other party objects to the destruction, in which case the party seeking to destroy the books and records shall deliver such books and records to the objecting party.

     (c) Mail, Etc. Mail and payments relating to the Assets received by Seller after the Closing Date will be forwarded to Purchaser. From and after the Closing Date, Seller will promptly refer all inquiries relating to the Assets to Purchaser.

     (d) Certain Consents. To the extent that Seller's rights under any Contract, permit, or other Asset to be assigned to Purchaser hereunder may not be assigned without the consent of another person which has not been obtained prior to the Closing Date, and which is material to the ownership, use or disposition of an Asset or the operation of the Business, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller and Purchaser shall use their commercially reasonable good faith efforts to obtain any such required consents as promptly as possible.

     (e) Best Efforts; Further Assurances; Cooperation. Subject to the other provisions in this Agreement, the parties hereto shall in good faith perform their obligations under this Agreement before, at and after the Closing, and shall each use their reasonable best efforts to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to obtain all authorizations and consents and satisfy all conditions to the obligations of the parties under this Agreement, and to cause the transactions contemplated by this Agreement to be carried out promptly in accordance with the terms hereof. The parties shall cooperate fully with each other and their respective officers, directors, employees, agents, counsel, accountants and other designees in connection with any steps required to be taken as part of their respective obligations under this Agreement. Upon the execution of this Agreement and thereafter, each party shall take such actions and execute and deliver such documents as may be reasonably requested by the other party hereto in order to consummate more effectively the transactions contemplated by this Agreement

     (f) Transition. Seller shall have a reasonable period of time after the Closing in which to remove its books and records from Seller's former premises. Purchaser will provide such assistance in this process as Seller may reasonably request, including but not limited to providing access to Purchaser's premises at such reasonable times as Seller may request.

                                   SECTION 9.
                               CLAIMS, ARBITRATION

     (a) Survival of Representations and Warranties. All of the representations and warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and continue until the date which is the eighteen month anniversary of the Closing Date.

     (b) Limitation on Claims by Purchaser. Notwithstanding any other provision of this Agreement, Purchaser agrees that it shall not be entitled to make any claim against Seller based on the alleged breach by Seller of any representation or warranty contained in this Agreement if such alleged breach relates to information or circumstances about which the officers or employees of Purchaser knew or should have known by virtue of the offices and positions they held at Seller prior to Closing.

     (c) Limitation on Claims. Neither party will be liable under this Agreement for any demands, claims, actions, or causes of action, assessments, losses, damages, liabilities, costs, or expenses, including reasonable fees and expenses of counsel, other expenses of investigation, handling, and litigation, and settlement amounts, together with interest and penalties (collectively, a "Loss" or "Losses"), resulting from the breach of any representation or warranty of such party contained in this Agreement or in any other agreement or instrument executed and delivered by such party in connection with this Agreement, until the aggregate amount of all such Losses exceeds $25,000 and, in that event, the damaged party shall be entitled to recovery of all such Losses.

     (d) Arbitration. In the event of a dispute between Purchaser and Seller arising under this Agreement, the parties shall act in good faith to reach agreement regarding such claim. If the parties hereto, acting in good faith, cannot reach agreement with respect to such claim, within thirty (30) days after notice thereof by one party to the other, such claim will be submitted to and settled by binding arbitration in Atlanta, Georgia, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (the "AAA") or such other mediation or arbitration service as shall be mutually agreeable to the parties, and judgment upon the award rendered by the arbitrator shall be final and binding on the parties and may be entered in any court having jurisdiction thereof; provided, however, that any party shall be entitled to appeal a question of law or determination of law to a court of competent jurisdiction; and provided, further, however, that the parties may first seek appropriate injunctive relief prior to, and/or in addition to pursuing negotiation or arbitration. Such arbitration shall be conducted by an arbitrator chosen by mutual agreement of the parties, or failing such agreement, an arbitrator appointed by the AAA. The arbitrator shall be required to provide in writing to the parties the basis for the award or order of such arbitrator, and a court reporter shall record all hearings (unless otherwise agreed to by the parties), with such record constituting the official transcript of such proceedings.

                                  SECTION 10.
                                 MISCELLANEOUS

     (a) Acknowledgement regarding Legal Counsel. Purchaser acknowledges and agrees that Sutherland Asbill & Brennan LLP ("SAB") is acting as counsel to Seller and is representing Seller in connection with this Agreement and the transactions contemplated hereby and that SAB is not representing, and has not represented, Purchaser in any respect, including any representation in connection with this Agreement and the transactions contemplated hereby. Purchaser further acknowledges and agrees that it has been advised to seek its own independent legal counsel in connection with this Agreement and the transactions contemplated hereby.

     (b) Sales, Transfer and Documentary Taxes, etc. All sales and use taxes relating to the sale and transfer of the Assets pursuant to this Agreement shall be paid by Seller. Seller also shall pay all other federal, state and local documentary and other transfer taxes, if any, due as a result of the purchase, sale or transfer of the Assets in accordance herewith whether imposed by applicable Laws on Seller or Purchaser, and Seller shall indemnify, reimburse and hold harmless Purchaser in respect of the liability for payment of or failure to pay any such taxes or the filing of or failure to file any reports required in connection therewith.

     (c) Entire Agreement; Assignment. This Agreement, which includes the Schedules and the other documents, agreements, certificates and instruments executed and delivered pursuant to or in connection with this Agreement, sets forth the entire understanding and agreement of the parties hereto with respect to the transactions contemplated hereby. Any and all prior or contemporaneous negotiations, agreements, representations, warranties and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded in their entirety by this Agreement and shall not create any liability on the part of either party hereto in favor of the other party, except as otherwise expressly set forth in this Agreement. This Agreement shall not be assigned, amended or modified except by written instrument duly executed by each of the parties hereto; provided, however, that Purchaser may assign its rights and obligations under this Agreement to a wholly owned subsidiary or to a purchaser of all or substantially all of Purchaser's assets, whether by sale of assets, sale of stock, merger or otherwise.

     (d) Waiver. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

     (e) Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if delivered personally or sent by facsimile, air courier, telegram or by registered or certified mail, postage prepaid, as follows:

     If to Purchaser:

         Tulix Systems, Inc.
         3495 Piedmont Road
         Suite 110
         Atlanta, GA 30305
         (404) 237-4646
         (404) 233-1977 (facsimile)
         Attn:  Timothy R. Robinson, Executive Vice President and
                Chief Financial Officer

     If to Seller:

         HomeCom Communications, Inc.
         3495 Piedmont Road, Suite 110
         Atlanta, GA 30305
         Attn:  President
         (404) 237-4646
         (404) 233-1977 (facsimile)

     With a copy, which shall not constitute notice, to:

         Wade H. Stribling, Esq.
         Sutherland Asbill & Brennan LLP
         2300 First Union Plaza
         999 Peachtree Street, N.E.
         Atlanta, GA  30309-3996
         (404) 853-8000
         (404) 853-8806 (facsimile)

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communication will be deemed to have been given as of the date so delivered, transmitted by facsimile, telegraphed or mailed, as the case may be.

     (f) Georgia Law to Govern. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Georgia, without regard to its conflict of law principles.

     (g) No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and assigns, and nothing contained in this Agreement or the other Purchase Agreements shall be construed as conferring any rights on any other persons.

     (h) Headings; Gender; Certain Definitions. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires. Any reference to a "person" herein shall include an individual, firm, corporation, partnership, trust, governmental authority or body, association, unincorporated organization or any other entity. The "knowledge" of a person shall include the current actual awareness of such person, such person's officers charged with the responsibility for the matters qualified by the use of the term "knowledge" and such matters as would be revealed by a review of such person's records.

     (i) Schedules. All Schedules referred to herein are incorporated herein by reference and are intended to be and hereby are specifically made a part of this Agreement.

     (j) Severability. The invalidity or unenforceability of any provision of this Agreement shall not invalidate or render unenforceable any other provision of this Agreement.

     (k) Counterparts. This Agreement may be executed in any number of counterparts and either party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     (l) Drafting of Agreement. Each party has participated in the negotiation and preparation of this Agreement; therefore, this Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

     (m) Time of the Essence. Time is of the essence of this Agreement.

     (n) Actions and Proceedings. Each party to this Agreement consents to the exclusive jurisdiction and venue of the courts of any county in the State of Georgia and the United States District Court for any District of Georgia in any action or judicial proceeding seeking an injunction or other equitable relief or to enforce an arbitration award. Each party consents and submits to the non-exclusive personal jurisdiction of any court in the State of Georgia in respect of any such proceeding. Each party consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable Laws. Each party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in any court in the State of Georgia and any claim that it may now or hereafter have that any such proceeding in any court in the State of Georgia has been brought in an inconvenient forum. Each party waives trial by jury in any such proceeding.

     (o) Execution by Facsimile. Either party may deliver an executed copy of this Agreement and any documents contemplated hereby by facsimile transmission to the other party, and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.





                        [Signatures follow on next page]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above:


                                          PURCHASER:

                                          TULIX SYSTEMS, INC.



                                          By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                          SELLER:

                                          HOMECOM COMMUNICATIONS, INC.



                                          By:
                                          --------------------------------------
                                          Name:
                                          --------------------------------------
                                          Title:
                                          --------------------------------------

                                                                       EXHIBIT A
                                                                       ---------




                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (a)
                              Intellectual Property

All right, title and interest in the "Post on the Fly", "Intelligent Advisor", "Harvey", Time Warner Road Runner, "Community", "On line Forum" and "Work Order System" software applications, including but not limited to the following to the extent related thereto: (a) all source code, specifications, technical documentation and similar information; (b) all trademarks, service marks, trade names, logos, and domain names, together with all goodwill associated therewith; all patents; all copyright and copyrightable works; all intellectual property registrations and applications and renewals therefore; and all other intellectual property rights of any kind or nature whatsoever; and (c) all records and marketing materials relating to the foregoing.



                                        TULIX/HOMECOM
                                  ASSET PURCHASE AGREEMENT

                                       SCHEDULE 1 (b)
                                          Contracts
                                       As Of 12/31/01

--------------------------------------------------------------------------------------------
        Client                     Description           Period             Expiration
--------------------------------------------------------------------------------------------
Bend Cable                  Monthly Hosting Services     Monthly             01/31/02
Bituminous Fire             Monthly Hosting Services     Monthly             08/31/02
Georgia Power               Monthly Hosting Services     Monthly             03/31/03
1st Choice                  Monthly Hosting Services     Monthly             12/31/03
Insurance and Risk
  Management                Monthly Hosting Services     Monthly          Month to Month
Landry's                    Monthly Hosting Services     Monthly          Month to Month
Magellan Health             Monthly Hosting Services     Monthly          Month to Month
Merchants                   Monthly Hosting Services     Monthly          Month to Month
NCB                         Monthly Hosting Services     Monthly          Month to Month
T.C. Fields                 Monthly Hosting Services     Monthly          Month to Month
Road Runner                 Monthly Hosting Services     Monthly         Expired 12/31/01
Wharton Lyon and Lyon       Monthly Hosting Services     Pre-Paid    Monthly Hosting Services


                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (c)
                               Accounts Receivable

                    Client                                              Amount
--------------------------------------------------------------------------------
Barney & Barney                                                           780.00
Bend Cable Communication Group                                            792.00
Credit Union Services Corp.                                               395.00
DRS Technologies                                                          795.00
Farwest Bond Services                                                     590.00
Georgia Power FCU                                                      20,000.00
LaSalle Broker Dealer                                                  27,060.00
Landry's Seafood                                                          695.00
Magellan Behavioral Health                                                595.00
National Commercial Bank                                                3,470.00
Road Runner                                                           106,898.20
Rowe Decision Analytics                                                   240.00
O&K Terex                                                                 495.00
Total 1 Services                                                       15,204.00
Tradition N.A                                                           4,542.50
                                                                      ----------
Total                                                                 182,551.70
                                                                      ==========

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 1 (d)
                                    Equipment


         EQUIPMENT / MODEL #                             SERIAL #
   ----------------------------------------------------------------


           OFFICE EQUIPMENT

   Toshiba 2530 CDS                                       49634310A
   Dell Dimension                                             183BQ
   Sony Multiscan w7000                                     2000353
   Dell Trinitron                                           7047788
   Viewsonic                                                   G810
   ACI PIII P.C.                                           97001419
   HP Deskjet 895CSE / C6410B                            SG9611W0R3
   Brother Electronic Typewriter GX8250                   B8D857536
   Dell Trinitron Ultrascan 1000 / D1025tm                  8471538
   Dell Dimension T450                                        11LQR
   Viewsonic G810                                        Q190775179
   HP Laserjet 2100                                      USGX066422
   ACI PIII P.C.                                           97200545
   Viewsonic G810                                        QV01445958
   Unisys Aquatam /DMS/6                                   49609557
   Dell Ultrascan 20TX / D2026t-HS                          2024784
   Toshiba Tecra 730CDT / PA1228U                          10614039
   HP Laserjet 4M Plus C2039A                            JPGK235556
   ACI PIII P.C.                                           97001421
   Viewsonic G810                                        QV01344797
   Dell Monitor M780                                   5322DE22KJ59
   HP Laserjet 3100 C3948A                               USBG021007
   Gateway 2000 P5-120                                      4224926
   Lexmark Optra T612
   QMS Magic Color Printer / QMS-MCCX21                    Q0225680
   Gateway 2000 Vivitron 15 / CPD15F23                      8443375
   HP Scanjet 4C / C2520B                                SG719230CV
   Viewsonic G810                                        QV01445960
   Gateway 2000 G6                                          6003513
   ACI PIII P.C.                                           97200544
   MAC                                                  XB0211BHHSF
   Dell Monitor M780                                       3872E808
   HP Officejet 520 / C3801A                             US75MA21M2
   Gateway 2000 / CPD-GF200                                 7025149
   HP Pavilion 4455 / D7394A                             US91168277
   Gateway 2000 Vivitron 15 / CPD15F23                      8632172
   Gateway 2000 G6 -200                                     6003511
   Viewsonic G810                                        QV01445756
   HP Deskjet 895CSE / C6410B                            SG91Q1V05G
   ACI PIII P.C.                                           97200546
   Macintosh Power PC 8500/120                          XB5490QL3FT
   Dell Monitor M780                                     5322DA03BH
   Gateway 2000 Crystal Scan / YE0711-01               MH54H4017645
   Toshiba Satelite 2530CDS / PAS253U                     49629218A
   Infocus / LP435Z                                     3EW91400111
   Infocus Lite Pro 580                                  2AB0601787

                NOC EQUIPMENT

   Dell Power Vault 130T Robotic DLT                          UXCXM
   Seagate External DDS3 Tape Drive /
   STD62400N                                                GT00MSM
   Dell Power Edge 6350                                       6J8I0
   Raid Web 500 Gigs External Raid                       No Serial#
   Dell Power Edge 6350 Dual Xeon 550mhz                      6J8EZ
   Dell Power Edge 6350 4Xeon 550mhz                          6L80I
   Artecon 200 Gig External Raid                        24514570296
   Artecon 200 Gig External Raid                        24514570320
   Artecon 200 Gig External Raid                        24514570326
   Artecon 200 Gig External Raid                        24515330067
   ATL Power Store L200 DLT Auto Loader                  No Serial#
   TeleNet Server Pentium Pro 200                       TSS97060017
   Dell Power Edge 2400 Dual Pentium3 550mhz                  4JEDB
   TeleNet Server Pentium2 333mhz                       TSS98040035
   TeleNet Server Pentium2 300mhz                       TSS98040027
   TeleNet Server Pentium2 266mhz                       TSS98050001
   TeleNet Server Pentium2 266mhz                       TSS98030058
   TeleNet Server Pentium2 400mhz                       TSS98030057
   TeleNet Server Dual Pentium2 300mhz                  TSS98070082
   TeleNet Server Pentium2 300mhz                       TSS98030005
   3Com SuperStack2 Switch                               7WKR101215
   Gateway 2000 Pentium Pro 200mhz                          7248477
   Belkin OmniView                                       No Serial#
   3Com SuperStack2 Switch                               SWKR096596
   ADC Kentrox Data-Smart T3/E3 IDSU                     DDM1UZPBRA
   Cisco 7200                                              72602314
   Cisco 7200                                              72602346
   Superstack II Dual Hub 500-0801                      72BV200F84F
   Cisco Catalyst 1900                                 00902B49C540
   Cisco 3524 Catalyst                                 000196348D00
   Sun Ultra 5                                           FW01950150
   Dell Pentium Dimension XPS Pro 200mhz                      92CW1
   Dell Pentium Dimension XPS P266                            FN77S
   Cisco 3620 Frame Relay                                 362088634
   96 Port Patch Panel                                   No Serial#
   Centercom 3024tr (Hub)                                 PT3F7080E
   Centercom 3024tr (Hub)                                 F03N611BD
   Prime 133mhz                                          No Serial#
   Generic Pentium Pro 200mhz                                H1VHGD
   Quantex Pentium 120mhz                                5001410090
   Quantex Pentium 120mhz                                5001417346
   Digital Link DL3100 Digital Service Multiplexer       3096030917
   Digital Link T1 DSU/CSU
   Gateway 2000 PentiumII 266mhz                            7252411
   Power Mac 7100/80                                    FC5080UR44H
   Gateway Pentium 100mhz                                   5232643
   ACI Pentium III 450mhz                                  97001420
   Belkin OmniView 6 Port                                No Serial#
   Gateway Pentium Pro 200mhz                               4224929
   Gateway Pentium 120mhz                                   6425691
   Unisys Pentium Pro 180mhz                                4907791
   ACI Pentium 100mhz                                    No Serial#
   Belkin OmniView 6 Port                                No Serial#
   3Com SuperStack2 Switch                               7YDB025314
   3Com SuperStack2 Switch                               7WKR101189
   Mag Innovision                                      MI58HA022364
   Belkin OmniView 6 Port                                No Serial#
   Mag Innovision                                      MI58HB033662
   ACI P.C.                                                97001422
   Belkin Omniview Pro 8 Port                            No Serial#
   Dell M780 Monitor                                     5322DA0727
   Telnet Server                                        TSS98030051

   Dell Poweredge 4300                                        01V8E
   Dell Dimension XPS D266                               No Serial#
   Dell VC5 Monitor                                        15001106
   Sun Netra Ultra Spark Drive                             618F1905
   Sun Ultra Enterprise 450                                024H2F8C
   Mag Innovision / MagDX1795                              018C1358
   Telenet Server                                       TSS98040034
   Telenet Server                                       TSS98070014
   DLT Tape Drive External                                     2625
   Sun                                                     012H26ED
   Hewlett Packard P.C. / D6726T                         US82321776
   Gateway 2000 G6200                                       6986892
   Gateway 2000 G6200                                       7248475
   ACI PC                                                  97200548
   Mag Innovision / YE0711-03                          MI58HA022363
   Belkin Omni View 6Port                                No Serial#
   3Com SuperStack2 Switch                               7A8F000301
   3Com SuperStack2 Switch                               7WKR106693
   Power PC                                             FC6012TV3FV
   Telenet Server                                       TSS98030059
   Telenet Server                                       TSS98030060
   Telenet Server                                       TSS98070013
   Gateway 2000 Vivitron / CPD-GF200                        7050359
   Belkin Omniview 6 Port                                No Serial#
   Sun Ultra 1 Creator                                     607F04E1
   Sun Ultra 1 Creator                                     651F0EEE
   Sun Enterprise 220R                                     012H3098
   Sparc Station 10                                        251F5398
   Power PC                                             XB5310L03FT
   Arena II Disk Array                                        10180
   3Com Baseline Switch                             0200/7A8F004256

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                 SCHEDULE 4 (d)
                          Required Government Consents

                                      None

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 4(e)
                           Required Contract Consents


The following contracts would need prior written consent to be transferred to Purchaser (per Standard Terms and Conditions Paragraph 6. of their service agreements with HOMECOM):

Bend cable Communications
Bituminous Insurance
Georgia Power federal Credit Union
1st Choice (Hospital Authority Credit Union)
National Commercial Bank

The following suppliers would need to be transferred to Purchaser;
Administaff
Applied Theory
Automatic Systems
Birch Telecommunications
Coca Cola
Docu-Team
Genuity
Hartford Life
Hartford Insurance
McKenney's
Network Solutions
Piedmont Ivy
Pitney Bowes
Skytel


                                              TULIX/HOMECOM
                                        ASSET PURCHASE AGREEMENT

                                             SCHEDULE 4 (f)
                                  Contracts- Terms and Monthly Revenues

---------------------------------------------------------------------------------------------------------
      Client                       Description            Amount      Period            Expiration
---------------------------------------------------------------------------------------------------------
Bend Cable                  Monthly Hosting Services        936.00    Monthly            01/31/02
                                                        (Variable)
Bituminous Fire             Monthly Hosting Services        690.00    Monthly            08/31/02
Georgia Power               Monthly Hosting Services      2,500.00    Monthly            03/31/03
1st Choice                  Monthly Hosting Services        250.00    Monthly            12/31/03
Insurance and Risk
  Management                Monthly Hosting Services        395.00    Monthly         Month to Month
Landry's                    Monthly Hosting Services        695.00    Monthly         Month to Month
Magellan Health             Monthly Hosting Services        595.00    Monthly         Month to Month
Merchants                   Monthly Hosting Services        395.00    Monthly         Month to Month
NCB                         Monthly Hosting Services      1,000.00    Monthly         Month to Month
T.C. Fields                 Monthly Hosting Services        395.00    Monthly         Month to Month
Road Runner                 Monthly Hosting Services     90,000.00    Monthly        Expired 12/31/01
                                                        (Variable)
Wharton Lyon and Lyon       Monthly Hosting Services          0.00    Pre-Paid   Monthly Hosting Services


                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                SCHEDULE 4(h)(i)
                         Intellectual Property-Ownership

Seller owns all of the Intellectual Property and all other proprietary information included in the Assets.

There is no registered trademark, copyright, or patent protection included in the Assets.

To the best knowledge of Seller, no person has a prior use of any trademark, service mark, or trade name that is the same as, or confusingly similar to, any of the trademarks, service marks and trade names included in the Assets.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 4(j)
                                   Litigation

No claim, action, suit, proceeding, inquiry, hearing, arbitration, administrative proceeding, infringement claim, or investigation (collectively, "Litigation") is pending, or, to Seller's best knowledge, threatened against Seller or its subsidiaries or any of its present of former directors, officers, or employees, affection, involving, or relating to any of the Assets or the Business except as listed below;

Property Georgia OBJLW One Corporation, an Oregon corporation v. Homecom Communications, Inc., a Delaware corporation; Civil Action File Number 01VS026148g, in the State Court of Fulton County, Georgia.

Creditors Adjustment Bureau, Inc., A California corporation v. Homecom Communications, Inc., a Delaware corporation; Case No. DC02.416926, in the Superior Court of California, County of Santa Clara, California.

                                  TULIX/HOMECOM
                            ASSET PURCHASE AGREEMENT

                                  SCHEDULE 8(a)
                          Allocation of Purchase Price


To be determined by the Purchaser at its reasonable discretion, if applicable.

                                                                       EXHIBIT B
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                          HOMECOM COMMUNICATIONS, INC.


     HomeCom Communications, Inc. (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:


                                    ARTICLE I
                                    ---------

     The name of the Corporation is HomeCom Communications, Inc.


                                   ARTICLE II
                                   ----------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended by deleting Article I in its entirety and substituting in lieu thereof the following:

                                       "I

     The name of the Corporation is Prospect Technologies, Inc."


                                   ARTICLE III
                                   -----------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended by amending Article IV as follows:

                                       "IV

     The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred and One Million (101,000,000) divided into two classes as follows:

     (1) One Hundred Million (100,000,000) shares of common stock, $.0001 par value per share ("Common Stock"); and

     (2) One Million (1,000,000) shares of preferred stock, $.01 par value per share (Preferred Stock")."

     The remainder of Article IV shall remain unchanged.

                                   ARTICLE IV
                                   ----------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended by deleting Article IX in its entirety and substituting in lieu thereof the following:

                                       "IX

     Action required to be taken or which may be taken at any Annual Meeting or Special Meeting of the Stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, to its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded."

                                    ARTICLE V
                                    ---------

     The Amended and Restated Certificate of Incorporation of the Corporation shall be amended to include the following at the end of the second paragraph of
Article IV thereof:

          "Each ( ) shares of the Common Stock issued as of the date and time immediately preceding [INSERT DATE UPON WHICH ARTICLES OF AMENDMENT ARE FILED], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of the Common Stock; provided, however, that any fractional interest resulting from such change and reclassification shall be rounded upward to the nearest whole share. Share interests due to rounding are given solely to save expense and inconvenience of issuing fractional shares and do not represent separately bargained for consideration. Each holder of record of a certificate or certificates which immediately prior to the Split Effective Date represents outstanding shares of Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of Common Stock into and for which the shares of the Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Split Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof."

                                   ARTICLE VI
                                   ----------

     All other provisions of the Amended and Restated Certificate of Incorporation of the Corporation shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, said Corporation hereby executes this Certificate of Amendment of Amended and Restated Certificate of Incorporation this _____ day of _____________, ______.

                                      HOMECOM COMMUNICATIONS, INC.


                                      By:      ______________________________
                                      Name:    ______________________________
                                      Title:   ______________________________

                                                                       EXHIBIT C


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 10-K
          (Mark One)
              /X/ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                   For the fiscal year ended December 31, 2001

                                       or

            / / TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         For the transition period from ______________ to ______________

                         Commission File Number: 0-29204

                       -----------------------------------

                          HomeCom Communications, Inc.
                          ----------------------------
               (Exact name of registrant specified in its charter)

                Delaware                                    58-2153309
                --------                                    ----------
     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                    Identification No.)

                             Building 12, Suite 110
                               3495 Piedmont Road
                             Atlanta, Georgia 30305
                             ----------------------
              (Address of principal executive offices and zip code)

               Registrant's Telephone Number, Including Area Code:
                                 (404) 237-4646

           Securities registered pursuant to Section 12(B) of the Act:

           Title of each class             Name of exchange on which registered
           -------------------             ------------------------------------
Common Stock, par value $0.0001 per share                OTC-BB

           Securities registered pursuant to Section 12(G) of the Act:
                                      None

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ NO / /

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

     The aggregate market value of the voting stock held by non-affiliates of the Registrant, based upon the average of the closing bid and ask quotations for the Common Stock on March 12, 2002 as reported on the OTC Bulletin Board, was approximately $42,000. The shares of Common Stock held by each officer and director and by each person known to us who owns 5% or more of the outstanding Common Stock have been excluded in that such persons may be deemed to be affiliates. This determination of affiliate status is not necessarily a conclusive determination for other purposes. As of March 12, 2002, Registrant had outstanding 14,999,156 shares of Common Stock.

                                TABLE OF CONTENTS


Item No.                         Description                            Page No.
--------                         -----------                            --------
PART I

       1.  BUSINESS....................................................    1
       2.  PROPERTIES..................................................    3
       3.  LEGAL PROCEEDINGS...........................................    4
       4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.........    4

PART II

       5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
           SHAREHOLDER MATTERS.........................................    5
       6.  SELECTED FINANCIAL DATA.....................................    6
       7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
           AND RESULTS OF OPERATIONS...................................    7
       8.  FINANCIAL STATEMENTS........................................   11
       9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
           AND FINANCIAL DISCLOSURE....................................   32

PART III

      10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT..........   33
      11.  EXECUTIVE COMPENSATION......................................   35
      12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
           MANAGEMENT..................................................   37
      13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............   38

PART IV

      14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM
           8-K.........................................................   39
           SIGNATURES..................................................   46

                                     PART I

Item 1. BUSINESS

FORWARD-LOOKING STATEMENTS

     This Form 10-K contains certain statements, such as statements regarding HomeCom's future plans, that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including certain statements contained under "Management's Discussion and Analysis of Financial Condition and Results of Operations" concerning our expectations, beliefs, or strategies regarding increased future revenues and operations, and certain statements contained under "Business" concerning our future business plans. When used in this Form 10-K, the words "expects", "believes," "intends," "anticipates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected or implied by such forward-looking statements. Such risks and uncertainties include things such as changes in the value and condition of our assets, the loss of key personnel, whether we are able to complete the proposed transactions described in this form 10-K, a change in control of the company or changes in financial markets and general economic conditions. Reference is also made in particular to the discussion set forth in our Registration Statements on Forms S-1 (File Nos. 333-12219, 333-42599, 333-45383, 333-86837, 333-88491, and 333-56795) and S-3
(333-73123 and 333-81581).

HISTORY AND RECENT DEVELOPMENTS

Recent Developments

     On March 23, 2001, HomeCom Communications, Inc., a Delaware corporation ("HomeCom", "we" or "us"), issued a press release to announce our intention to wind down our operations and, to the extent possible, sell our remaining assets. In our press release, we stated, "HomeCom also announced that it has decided to wind down its operations... HomeCom has been unable to obtain additional financing and has insufficient assets to completely satisfy its obligations to creditors and the liquidation preferences of its preferred stock." The press release went on to state: "HomeCom continues to explore other possibilities, which may include the sale of other assets." This announcement followed the sale of substantially all of the assets of First Institutional Marketing, Inc. ("FIMI") and its affiliates to Digital Insurance, Inc. on January 31, 2001 and the sale of substantially all of the assets used in our Internet Banking operations to Netzee, Inc. on March 15, 2001. These sales left us with only one remaining business, our hosting and web site maintenance business, which we had been trying to sell for approximately two years.

     We are negotiating an agreement to sell substantially all of the assets of our hosting and web site maintenance business to Tulix Systems, Inc., a company in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both the Company and Tulix, are the principal shareholders. If completed the sale of this business will constitute a sale of substantially all of our operating assets and will leave us without any operating business with which to generate revenues or profits. We have not yet entered into a definitive agreement with Tulix regarding the sale, but we expect to enter into such an agreement if we are able to obtain the approval of our stockholders.

History

     The Company was organized in 1994 to provide complex web-based software applications and integration services to businesses seeking to take advantage of the Internet. Over time, we evolved into a Web design, financial applications and solutions provider to the financial services market, including banking, insurance, securities brokerage firms and other financially oriented web portals. In fact, prior to and during 2000, we derived revenue from, among other sources, professional web development services, software licensing, application development, insurance and securities sales commissions, and hosting and transactions fees.

     On March 24, 1999, we acquired all of the outstanding shares of FIMI and certain of its affiliates for 1,252,174 shares of common stock. In addition, we entered into employment agreements for an initial term of three years with the three principals of FIMI, calling for them to continue in their roles for the acquired companies. Prior to the closing of the acquisition, we loaned the shareholders of FIMI $370,000 ("FIMI notes"). The FIMI notes were to be repaid in either cash or common stock and were collateralized by common stock. We also granted these FIMI shareholders 300,000 warrants to acquire our shares of common stock at an exercise price of $3.74 per share. Vesting of the warrants was contingent upon FIMI meeting certain operating goals.

     On April 23, 1999, we acquired all the outstanding shares of Ganymede Corporation for total consideration of 185,342 shares of common stock and $100,000 cash. Ganymede was a Chicago-based web site developer for financial institutions. In addition, we entered into employment agreements with the three principals of Ganymede, calling for them to continue in their current roles for the acquired company.

     On October 1, 1999 we sold our security consulting and integration service operations in exchange for $200,000 in cash, certain security audit rights and shares of a non-public entity originally valued at approximately $823,000, and entered into a joint marketing program with the acquirer.

     On January 31, 2001, we sold substantially all of the assets of FIMI and its affiliates to Digital Insurance, Inc. ("Digital") for approximately $458,000 in cash and the assumption of certain liabilities. In connection with the sale, the FIMI principals surrendered the shares of the common stock that collateralized the FIMI notes and forfeited their warrants.

     On March 15, 2001, we sold substantially all of the assets used in our Internet Banking operations to Netzee, Inc. The sale generated net proceeds to HomeCom of approximately $407,000.

     Following the sale of our Internet Banking operations and our InsureRate division, we had only one remaining operating business, our hosting and web site maintenance business.

Sales and Marketing

     We currently have no active marketing strategies or plans.

Intellectual  Property Rights

     In accordance with industry practice, we have relied primarily on a combination of copyright, patent and trademark laws, trade secrets, confidentiality procedures and contractual provisions to protect our proprietary rights. We have sought to protect our software, documentation and other written materials principally under trade secret and copyright laws, which afford only limited protection. We have tried to use non-disclosure and confidentiality agreements with employees, vendors, contractors, consultants and customers to address these concerns.

     We do not believe that any of our products infringe the proprietary rights of third parties. There can be no assurance, however, that third parties will not claim infringement by us with respect to our products. In addition, Web site developers such as ours face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the United States, various states and foreign jurisdictions.

Employees

     As of March 12, 2001, we had 8 full-time employees. If we sell our assets to Tulix, we expect that all of these employees will resign from their positions with us and go to work for Tulix. Such being the case, the Board of Directors intends to search for new executive officers if the sale is completed.

Customers

     During 1999, two customers each accounted for more than 10% of our total revenue. During 2000, two customers each accounted for over 10% of revenues with one of those customers accounting for over 40%. During 2001 only one customer, Roadrunner, accounted for over 10% of sales, accounting for 82%. Our sales to our five largest customers represented approximately 51%, 76% and 89% of the total revenues for 1999, 2000, and 2001 respectively.

Insurance

     We maintain liability and other insurance that we believe to be customary and generally consistent with industry practice. We believe that such insurance is adequate to cover potential claims relating to our existing business activities.

Government Regulation

     Except with regard to insurance and securities sales, as discussed below, we do not believe that we are currently subject to direct regulation by any government agency, other than regulations applicable to businesses generally, and also believe that there are currently few laws or regulations directly applicable to Web site service companies. The Federal Communications Commission is studying the possible regulation of the Internet. Any such regulations adopted by the Federal Communications Commission may adversely impact the manner in which we conduct our business. It is possible that a number of additional laws and regulations may be adopted with respect to the Internet, covering issues such as user privacy, pricing, characteristics, and quality of products and services. The adoption of any such laws or regulations may decrease the growth of the Internet, which could in turn decrease the demand for our products and services and increase our cost of doing business or cause us to modify our operations, or otherwise have an adverse effect on our business, financial condition and operating results. Moreover, the applicability to the Internet of existing laws governing issues such as property ownership, libel, and personal privacy is uncertain. We cannot predict the impact, if any, that future regulation or regulatory changes may have on our business. In addition, Web site developers such as us face potential liability for the actions of customers and others using their services, including liability for infringement of intellectual property rights, rights of publicity, defamation, libel, fraud, misrepresentation, unauthorized computer access, theft, tort liability and criminal activity under the laws of the U.S., various states and foreign jurisdictions. Any imposition of liability could have a material adverse effect on us.

     In addition, our network services are transmitted to our customers over dedicated and public telephone lines. These transmissions are governed by regulatory policies establishing charges and terms for communications. Changes in the regulatory environment relating to the telecommunications and media industry could have an effect on our business, including regulatory changes which directly or indirectly affect use or access of the Internet or increase the likelihood or scope of competition from regional telephone companies, could have a material adverse effect on us.

     We own, and prior to January 31, 2001, operated a subsidiary named "FIMI Securities, Inc." FIMI Securities was a NASD regulated broker/dealer and was affiliated with various insurance agencies until it terminated its membership in the NASD on December 29, 2000. We still own FIMI Securities, but it no longer conducts any broker/dealer activities and is a dormant entity.

Item 2. PROPERTIES

     As of March 12, 2002 we occupy approximately 7,000 square feet in one office building in Atlanta, Georgia under a lease expiring in October 2002. This facility serves as our headquarters and computer center. We have also abandoned an office in New York City where we used to occupy approximately 3,400 square feet under a lease expiring in January 2003, and abandoned an office in Chicago, Illinois where we used to occupy approximately 1,000 square feet under a lease expiring in 2004. Our InsureRate operations in Houston, Texas occupied approximately 17,500 sq. ft. under two leases that expire in 2004. In connection with the sale of the assets of the InsureRate operations, we subleased approximately 13,100 sq.ft. to the purchaser and abandoned approximately 4,400 sq.ft.

     As of December 31, 2001 we have an accrual for real estate disposition liabilities of approximately $240,000, which we believe will be sufficient to settle all obligations related to the closing and abandonment of our offices in New York, and Atlanta. We reached settlements with the representatives of the properties in Houston and Chicago.

     We believe that the properties which we currently have under lease are adequate to serve our business operations for the foreseeable future. We believe that if we were unable to renew the lease on either of these facilities, we could find other suitable facilities with no material adverse effect on our business.

Item 3. LEGAL PROCEEDINGS

     On or about February 8, 2002, we received a complaint filed by Properties Georgia OBJLW One Corporation in the State Court of Fulton County, Georgia on December 6, 2001, alleging that we defaulted on our lease in Building 14 at 3495 Piedmont Road, Atlanta, Georgia 30305. The complaint seeks damages in the amount of $141,752 plus interest of $23,827, plus attorneys' fees and court costs.

     On or about January 14, 2002, Creditors Adjustment Bureau, Inc., a California corporation and the assignee of the claims of Siemens ICN, filed a complaint against us alleging, among other things, that we breached our contract with Siemens. The complaint seeks damages of $18,058.08 plus interest at a rate of 18% from January 26, 2001, plus expenses and attorneys' fees. The complaint was filed in the Superior Court of California, County of Santa Clara, California.

     We are not a party to any other material legal proceedings. From time to time, we are involved in various routine legal proceedings incidental to the conduct of our business.

Item 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     We did not submit any matters to a vote of securityholders during the fourth quarter of 2001.

                                     PART II

Item 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

     Our Common Stock has been quoted on the OTC Bulletin Board under the symbol "HCOM" since December 8, 2000. Prior to that date it was quoted on the Nasdaq SmallCap Market. The following table shows for the periods indicated the high and low sale prices for the Common Stock as reported by the Nasdaq SmallCap Market and the range of high and low bid prices as quoted on the OTC Bulletin Board (indicated by an asterisk). The quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

2000:                                             High           Low
-----                                             ----           ---
First quarter                                   $  4.88       $  3.13
Second quarter                                     3.25          1.00
Third quarter                                      1.13           .44
Fourth quarter                                     .470          .020  *

2001:
-----
First quarter                                   $  .190  *    $  .018  *
Second quarter                                     .023  *       .006  *
Third quarter                                      .019  *       .007  *
Fourth quarter                                     .019  *       .003  *

2002:
-----
First quarter (through March 12, 2002)          $  .010  *    $  .004  *


Holders of Record

We had approximately 111 holders of record of our Common Stock as of March 12, 2002.

Dividends

     We have not paid any cash dividends on our capital stock to date and do not foresee that we will have earnings with which to pay dividends in the foreseeable future. Our board of directors would determine the amount of future dividends, if any, based upon our earnings, financial condition, capital requirements and other conditions.

Recent Sales of Unregistered Securities

     On December 28, 2001, we issued 5,640,000 shares of Common Stock to MacNab, LLC, a holder of our Series C Preferred Stock, in a series of conversions by MacNab, LLC of 1.62855 shares of our Series C Preferred Stock. We relied upon the exemptions from registration provided by Section 3(a)(9) and Section 4(2) of the Securities Act of 1933, as amended, to issue those shares of common stock. See "Part III, Item 12, Changes in Control."



Item 6. SELECTED FINANCIAL DATA

     The following selected financial data of HomeCom Communications, Inc.
should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the financial statements and related notes.


                                                                           Year Ended December 31,
                                              ----------------------------------------------------------------------------
                                                  1997            1998            1999            2000            2001
                                              ------------    ------------    ------------    ------------    ------------
Statement of Operations Data:
-----------------------------
Revenues                                      $  2,503,185    $  2,481,905    $  3,907,282    $  4,509,977    $  1,279,486
Cost of revenues                                 2,139,982       2,085,598         951,406       2,722,309       1,007,430
                                              ------------    ------------    ------------    ------------    ------------
Gross profit                                       363,203         396,307       2,955,876       1,787,668         272,056
                                              ------------    ------------    ------------    ------------    ------------
Operating expenses:
  Sales and marketing                            1,440,002       1,142,222       2,878,302       1,944,020             858
  Product development                              514,655         633,268         315,809         321,259
  General and administrative                     2,538,229       2,896,287       3,765,514       1,182,192         770,659
  Depreciation and amortization                    238,537         542,269       1,757,124       1,605,345
  Asset Impairment                                                                               1,436,078         493,905
                                              ------------    ------------    ------------    ------------    ------------
      Total operating expenses                   4,731,423       5,214,046       8,716,749       6,488,894       1,265,422
                                              ------------    ------------    ------------    ------------    ------------
Operating loss                                  (4,368,220)     (4,817,739)     (5,760,873)     (4,701,226)       (993,366)
Other expenses (income):
  Gain on sale of division                                      (4,402,076)
  Interest expense                                 543,420         445,216          32,583          (5,981)
  Other expense (income), net                      (93,298)       (166,917)       (103,175)        (90,793)       (146,362)
                                              ------------    ------------    ------------    ------------    ------------
Loss from continuing operations before
  income taxes                                  (4,818,342)       (693,962)     (5,690,281)     (4,604,452)       (847,004)

Income tax provision (benefit)                        --              --              --              --              --
                                              ------------    ------------    ------------    ------------    ------------
Loss from continuing operations                 (4,818,342)       (693,962)     (5,690,281)     (4,604,452)       (847,004)
Loss from discontinued operations                  (62,839)       (510,178)     (4,630,508)     (1,755,898)
Gain (loss) on disposal of business segment                                      1,144,591      (3,000,377)        394,543
                                              ------------    ------------    ------------    ------------    ------------
Loss                                            (4,881,181)     (1,204,140)     (9,176,198)     (9,360,727)       (452,461)
Deemed preferred stock dividend                                   (666,667)     (2,557,466)     (1,526,728)       (708,778)
                                              ------------    ------------    ------------    ------------    ------------
Loss applicable to common shareholders        $ (4,881,181)    $(1,870,807)   $(11,733,664)   $(10,887,455)   $ (1,161,239)
                                              ============    ============    ============    ============    ============
Loss per common share--basic and diluted
  Continuing operations                       $      (1.86)   $      (0.16)   $      (0.90)   $      (0.72)   $      (0.16)
  Discontinued operations                            (0.02)          (0.28)          (0.96)          (0.55)           0.04
                                              ------------    ------------    ------------    ------------    ------------
      Total                                   $      (1.88)   $      (0.44)   $      (1.86)   $      (1.27)   $      (0.12)
                                              ============    ============    ============    ============    ============
Weighted average common shares outstanding       2,602,515       4,287,183       6,324,791       8,549,693       9,869,074
                                              ============    ============    ============    ============    ============



                                 --------------------------------------------------------------------
                                     1997          1998          1999          2000           2001
                                 -----------   -----------   -----------   -----------    -----------
Balance Sheet Data:
-------------------
Working capital (deficit)        $ 2,721,930   $ 2,265,725   $ 1,033,802   $  (823,406)   $  (960,154)
Total assets                       4,664,779     4,565,490    10,535,718     2,528,973        665,391
Long-term obligations              1,652,009        88,242       315,275       357,757           --
Total liabilities                  2,708,007     1,117,041     2,930,600     2,298,013      1,533,124
Redeemable Preferred Stock                                     1,624,920       251,750        251,750
Stockholders' equity (deficit)     1,956,772     3,448,449     5,980,198       (20,790)    (1,119,483)


                                       6

Item 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

General

     Historically, we developed and marketed specialized software applications, products and services that enabled financial institutions and their customers to use the Internet and intranets/extranets to obtain and communicate important business information, conduct commercial transactions and improve business productivity. We provided Internet/intranet solutions in three areas: (i) the design, development and integration of customized software applications, including World Wide Web site development and related network outsourcing; (ii) the development, sale and integration of our existing software applications into the client's operations; and, (iii) security consulting and integration services. In October, 1999, we sold our security consulting and integration services operations and entered into a joint marketing program with the acquiror. During 2001, we sold our remaining software applications businesses. Currently, we only derive revenue from professional web development services and hosting fees. On March 23, 2001, we announced our intentions to wind down our operations. We are negotiating an agreement to sell substantially all of the assets used in our hosting and website maintenance business to Tulix. If the sale is completed, we will have no operating assets and no source of revenue or profits.

     In March 1999, we completed the acquisition of all the outstanding shares of the First Institutional Marketing companies, a group of insurance agencies and a NASD broker/dealer (the "FIMI Companies"), for 1,252,174 shares of common stock. Pursuant to the Merger and Plan of Reorganization the FIMI Companies continued as separate subsidiaries of HomeCom. On January 31, 2001 we sold substantially all of the assets of the FIMI Companies for approximately $458,000 and the assumption of certain liabilities. We recorded a loss on the sale of $3,000,377. We have removed the results of this discontinued operation from the continuing operations of the Company for all periods presented.

     On April 23, 1999, we acquired all the outstanding shares of Ganymede Corporation for total consideration of 185,342 shares of common stock and $100,000 cash. Ganymede was a Chicago-based web site developer for financial institutions. Pursuant to the Merger and Plan of Reorganization of Ganymede, Ganymede was merged into HomeCom and has ceased to exist as a separate corporation.

     In August 1996, we acquired all of the outstanding capital stock of HomeCom Internet Security Services, Inc. (HISS), a Delaware corporation formed in July 1996 to provide Internet and intranet security system consulting services. In October, 1999 we sold HISS for $200,000, certain security audit and reseller rights and shares of a non-public entity valued at approximately $823,000, and entered into a joint marketing program with the acquiror. Results of operations from the discontinued HISS unit have been shown as a discontinued operation in the Statement of Operations for all periods presented. This discontinued operations presentation results in certain revenue and expense reclassifications for the periods presented.

     Our revenues and operating results have varied substantially from period to period, and should not be relied upon as an indication of future results.


Results of Operations

    Year Ended December 31, 2000 as Compared to Year Ended December 31, 2001

     Revenues. Revenues decreased 71.6% from $4,509,977 in 2000 to $1,279,486 in 2001. This decrease of $3,230,491 is primarily attributable to the absence of any web development work and the expiration of all maintenance contracts without renewal. Revenues now consist exclusively of hosting and hourly billing site maintenance work. We recognized revenues from continuing operations for the year ended December 31, 2001 at the time the services were provided. These services consisted of $53,181 in maintenance services, and $1,226,305 in web site hosting services.

     Cost of Revenues. Cost of revenues includes salaries for programmers, technical staff, sales staff and customer support, as well as a pro-rata allocation of telecommunications, facilities and data center costs. Cost of revenues decreased from $2,722,309, or 60.4% of revenues in 2000 to $1,007,430 or 78.7% of revenues in 2001. The decrease in the cost of sales is attributable to reductions in production personnel and to the reduction of internet connection and local loop costs. Costs of Revenues increased as a percentage of revenues due to the loss in Web development revenues outpacing reductions in production costs.

     Gross Profit. Gross profit decreased by $1,515,612 from $1,787,668 in 2000 to $272,056 in 2001. Gross profit margins also decreased from 39.6% during 2000 to 21.3% during 2001. This decrease as a percentage of net sales is due to the loss of higher margin Web development work.

     Sales and Marketing. Sales and marketing expenses include salaries, variable commissions, and bonuses for the sales force, advertising and promotional marketing materials, and a pro-rata allocation of telecommunications, facilities and data center costs. Sales and marketing expenses decreased $1,943,162 from $1,944,020, or 43.1% of revenues, in 2000 to $858, or 0.1% of revenues in 2001. The Company has discontinued all significant sales and marketing efforts.

     Product Development. Product development costs consist of personnel costs required to conduct our product development efforts, and a pro-rata allocation of telecommunications, facilities and data center costs. Total expenditures for product development decreased from $321,259, or 7.1% of revenues in 2000 to $0 in 2001. The Company has discontinued all product development efforts.

     General and Administrative. General and administrative expenses include salaries for administrative personnel, insurance and other administrative expenses, as well as a pro-rata allocation of telecommunications, and facilities and data center costs. General and administrative expenses decreased from $1,182,192 in 2000 to $770,659 in 2001. As a percentage of net sales, these expenses increased from 26.2% in 2000 to 60.2% in 2001. The percentage increase is due to the continued decline in revenues.

     Depreciation and Amortization. Depreciation and amortization includes depreciation and amortization of computers, network equipment, office equipment, equipment under capital leases, and intangible assets. Depreciation and amortization decreased from $1,605,345, or 35.6% of net sales in 2000 to $0 or 0.0% in 2001. With the write down of the carrying value of all fixed assets in the fourth quarter of 2000 and the Company's announcement that it intends to wind-down its operations, the Company has suspended depreciation of its remaining assets.

     Other Income. Other income consists of miscellaneous amounts received which are outside the normal course of operations. Other income increased from $90,793 in 2000 to $146,362 in 2001. The increase is primarily due to the favorable settlement of a $130,000 liability related to the prior sale of certain assets. Without this settlement other income would have declined.

     Asset Impairment Charge. We incurred an asset impairment charge of $493,905 in association with the writedown of the carrying value of our investment in iDefense.

     Interest Expense. No interest expense was incurred in 2001.

     Discontinued Operations. On January 31, 2001 we sold our FIMI division. FIMI incurred operating losses of $1,970,584 for the year ended December 31, 2000. On March 15, 2001 we sold our Internet Banking segment for a gain of $394,543. This segment produced net income of $214,686 for the year ended December 31, 2000 with no operating profit or loss for the year ended December 31, 2001.

     Year Ended December 31, 1999 as Compared to Year Ended December 31, 2000

     Revenues. Revenues increased 15.4% from $3,907,282 in 1999 to $4,509,977 in 2000. This increase of $602,695 is primarily attributable to growth in, and increased reliance upon revenue from the website development portion of our business. The $4,509,977 in revenues from continuing operations for the year ended December 31, 2000 were comprised of two primary sources of income. $2,677,475 in revenue was recognized under the percentage-of-completion method for fixed price development contracts. All contracts were recognized as 100% complete at the end of the year. Revenues for other services were recognized at the time the services were provided for a total of $1,832,502 consisting of $583,441 in maintenance services, $9,020 in consulting services and $1,240,041 in web site hosting services.

     Cost of Revenues. Cost of revenues includes commissions for financial institutions and agents, salaries for programmers, technical staff, sales staff and customer support, as well as a pro-rata allocation of telecommunications, facilities and data center costs. Cost of revenues increased from $951,406, or 24.3% of revenues in 1999 to $2,722,309, or 60.4% of revenues in 2000. This increase reflects greater costs associated with an increase in technical personnel as a percentage of employees and, more significantly, an increase in the pro-rata carrying portion of center operating costs due to reductions in Sales and Marketing and General and Administrative costs.

     Gross Profit. Gross profits decreased by $1,168,208 from $2,955,876 in 1999 to $1,787,668 in 2000. Gross profit margins also decreased from 75.7% during 1999 to 39.6% during 2000. The primary cause for the reduction was an increased allocation of pro-rata costs to Cost of Revenues, due to reductions in General and Administrative and Sales and Marketing expenditures.

     Sales and Marketing. Sales and Marketing expenses include salaries, variable commissions, and bonuses for the sales force, advertising and promotional marketing materials, and a pro-rata allocation of telecommunications, facilities and data center costs. Sales and Marketing expenses decreased $934,282 from $2,878,302 in 1999 to $1,944,020 in 2000. This decrease was primarily attributable to undertaking a more targeted marketing approach concentrating on obtaining website development work as opposed to previous efforts at product marketing. Additionally, we placed our reliance upon individual sales contacts and dramatically reduced our previous expenditures on general advertising. As a percentage of net sales, these expenses decreased from 73.7% in 1999 to 43.1% in 2000.

     Product Development. Product development costs consist of personnel costs required to conduct our product development efforts, and a pro-rata allocation of telecommunications, facilities and data center costs. Total expenditures for product development were $321,259, or 7.1% of net sales in 2000. This compares to total product development expenditures of $315,809, or 8.0% of net sales in 1999.

     General and Administrative. General and Administrative expenses include salaries for administrative personnel, insurance and other administrative expenses, as well as a pro-rata allocation of telecommunications, and facilities and data center costs. General and administrative expenses decreased from $3,765,514 in 1999 to $1,182,192 in 2000. This decrease is due to significant efforts to cut overhead costs including stringent scrutiny of all non-production expenses, greater usage of internal resources and reduced outsourcing costs associated with legal, accounting, and printing. Additionally, we shut down our operations in the Chicago regional office, and a reduced administrative personnel in the corporate office. As a percentage of net sales, these expenses decreased from 96.4% in 1999 to 26.2% in 2000.

     Depreciation and Amortization. Depreciation and amortization includes depreciation and amortization of computers, network equipment, office equipment, equipment under capital leases, and intangible assets. Depreciation and amortization decreased from $1,757,124, or 45.0% of net sales in 1999 to $1,605,345, or 35.6% in 2000, primarily reflecting the discontinuation of amortization of intangible assets associated with the Ganymede acquisition, as these intangibles were written off.

     Asset Impairment Charge. We incurred an asset impairment charge of $1,436,078 consisting of; $831,310 to write off the remaining Ganymede goodwill, $329,270 to reduce the carrying value of the investment in iDefense and $275,498 to reduce the value of fixed assets to an estimated realizable value.

     Other Income. In 2000 and 1999 we recorded other income of $90,793 and $103,175, respectively.

     Interest Expense. Interest expense decreased from $32,583 in 1999 to ($5,981) during 2000.

     Discontinued Operations. We recorded a loss of $3,000,377 on the sale of our FIMI division, which closed on January 31, 2001. In addition, FIMI incurred operating losses of $2,736,678 and $1,970,584 for the years ended December 31, 1999 and 2000, respectively. Internet Banking, which was sold in March of 2001, incurred operating losses of $1,396,004 and produced net income of $214,686 in the years ended December 31, 1999 and 2000, respectively. HISS incurred operating losses of $497,825 in 1999.

Recently Issued Accounting Standards

     See Note 1 to Notes to Consolidated Financial Statements for a complete discussion of recently issued accounting standards and their expected impact on our consolidated financial statements.

                         LIQUIDITY AND CAPITAL RESOURCES

General

     Our sources of capital are extremely limited. We have incurred operating losses since inception and as of December 31, 2001, we had an accumulated deficit of $25,700,291 and a working capital deficit of $960,154. On March 23, 2001, we announced our intentions to wind down operations. We have negotiated an agreement to sell substantially all of our operating assets to Tulix. If we complete this sale, we will have no operating assets and no source of revenue or profits.

     Whether we sell our remaining assets or not, we believe that we have exhausted our current sources of capital and also believe that it is highly unlikely that we will be able to secure additional capital that would be required to undertake additional steps to continue our operations. We may elect to implement other cost reduction actions as we may determine are necessary and in our best interests. Also, we believe that there may be value in remaining current in our reporting obligations under the Securities Exchange Act of 1934, as amended, although we can give no assurance that we will ever be able to realize any value from our situation. If we cannot resolve our liabilities, and no other alternatives are available, we may be forced to seek protection from our creditors. The aforementioned factors raise substantial doubt about HomeCom's ability to continue as a going concern. The financial statements included herein have been prepared assuming HomeCom is a going concern and do not include any adjustments that might result should HomeCom be unable to continue as a going concern.

     Net cash used in operating activities was $892,530 for the year ended December 31, 2001. Funds necessary for operations were provided by the sale of our FIMI and Internet Banking segments, $458,000 and $406,603 respectively, and the use of funds on deposit at the end of 2000.

     We spent $31,825 and $151,507 during 2001 and 2000, respectively, for the purchase of capital equipment. These amounts were expended primarily for computer equipment, communications equipment and software necessary for us to maintain the operating integrity of our Network Operations Center for the continued provision of services to our existing customers. Our commitments as of December 31, 2001 consist of our leases on our Atlanta, Georgia and New York City facilities.

Item 8. FINANCIAL STATEMENTS

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----

Report of Independent Accountants                                            12
Consolidated Balance Sheets as of December 31, 2000 and 2001                 13
Consolidated Statements of Operations for Each of the Three
   Years in the Period Ended December 31, 2001                               14
Consolidated Statements of Changes in Stockholders' Equity
   (Deficit) for Each of the Three Years in the Period Ended
   December 31, 2001                                                         15
Consolidated Statements of Cash Flows for Each of the Three
  Years in the Period Ended December 31, 2001                                16
Notes to Consolidated Financial Statements                                   18

                        REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Homecom Communications, Inc.


We have audited the accompanying consolidated balance sheets of HomeCom Communications, Inc. and subsidiaries as of December 31, 2001 and 2000 and the related statements of operations, stockholder's equity (deficit) and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of HomeCom Communications, Inc. and subsidiaries as of December 31, 2001 and 2000 and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses and negative cash flows since its inception and has an accumulated deficit. The Company is dependent on continued financing from investors to sustain its activities and there is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                            /s/ Feldman Sherb & Co., P.C.
                                            -----------------------------
                                            Feldman Sherb & Co., P.C.
                                            Certified Public Accountants
New York, New York
March 7, 2002


                                    HOMECOM COMMUNICATIONS, INC.
                                    CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                        ----------------------------
                                                                            2000            2001
                                                                        ------------    ------------
                                     ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                            $    520,716    $    413,346
   Accounts receivable, net                                                  443,352         154,144
                                                                        ------------    ------------
       Total current assets                                                  964,068         567,490
Furniture, fixtures and equipment, net                                       476,088          97,901
Deposits                                                                      37,739
Intangible assets, net                                                       557,173
Investment                                                                   493,905
                                                                        ------------    ------------
Total assets                                                            $  2,528,973    $    665,391
                                                                        ============    ============

             LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
   Accounts payable and accrued expenses                                $  1,264,416    $  1,527,644
   Accrued payroll liabilities                                               375,535
   Current portion of obligations under capital leases                       147,523
                                                                        ------------    ------------
       Total current liabilities                                           1,787,474       1,527,644
Obligations under capital leases                                             357,757
Other liabilities                                                            152,782           5,480
                                                                        ------------    ------------
       Total liabilities                                                   2,298,013       1,533,124
                                                                        ------------    ------------
   Redeemable Preferred stock, Series B $.01 par value, 125 shares authorized, 125 shares issued at December 31, 2000 and 2001, respectively and 17.8 shares outstanding at December 31, 2000 and 2001, respectively, convertible, participating, $405,637
     liquidation value as of December 31, 2001                               251,750         251,750
Comments and contingencies (Note 5)
                                                                        ------------    ------------

STOCKHOLDERS' EQUITY (DEFICIT):
   Common stock, $.0001 par value, 15,000,000 shares authorized,
     9,359,157 and 14,999,156 shares issued and outstanding at
     December 31, 2000 and 2001, respectively                                    936           1,500
   Preferred stock, Series C, $.01 par value, 175 shares issued and authorized, 92.1 and 90.5 shares outstanding at December
     31, 2000 and 2001, respectively, convertible, participating;
     $2,073,419 liquidation value at December 31, 2001                             1               1
   Preferred stock, Series D, $.01 par value, 75 shares issued and authorized, 1.3 shares outstanding at December 31, 2000 and
     2001, respectively; convertible, participating; $29,322
     liquidation value at December 31, 2001                                        1               1
   Preferred stock, Series E, $.01 par value, 106.4 shares issued and outstanding as of December 31, 2001, convertible,
     participating; $2,418,836 liquidation value at December 31, 2001              1               1
   Treasury stock, 123,695 shares at December 31, 2001                             0          (8,659)
   Additional paid-in capital                                             25,226,101      24,587,964
   Accumulated deficit                                                   (25,247,830)    (25,700,291)
                                                                        ------------    ------------
       Total stockholders' equity (deficit)                                  (20,790)     (1,119,483)
                                                                        ------------    ------------
       Total liabilities and stockholders' equity                       $  2,528,973    $    665,391
                                                                        ============    ============


       The accompanying notes are an integral part of these consolidated financial statements.

                                                 13

                                    HOMECOM COMMUNICATIONS, INC.
                                CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                      Year Ended December 31,
                                                           --------------------------------------------
                                                               1999            2000            2001
                                                           ------------    ------------    ------------

Revenues                                                   $  3,907,282    $  4,509,977    $  1,279,486
Cost of revenues                                                951,406       2,722,309       1,007,430
                                                           ------------    ------------    ------------
GROSS PROFIT                                                  2,955,876       1,787,668         272,056
                                                           ------------    ------------    ------------

OPERATING EXPENSES:
   Sales and marketing                                        2,878,303       1,944,020             858
   Product development                                          315,809         321,259
   General and administrative                                 3,765,514       1,182,192         770,659
   Depreciation and amortization                              1,757,124       1,605,345
   Asset impairment charge                                                    1,436,078         493,905
                                                           ------------    ------------    ------------
   Total operating expenses                                   8,716,750       6,488,894       1,265,422
                                                           ------------    ------------    ------------
OPERATING LOSS                                               (5,760,874)     (4,701,226)       (993,366)

OTHER EXPENSES (INCOME)
    Interest expense                                             32,583          (5,981)
    Other income                                               (103,175)        (90,793)       (146,362)
                                                           ------------    ------------    ------------
LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          (5,690,282)     (4,604,452)       (847,004)

INCOME TAX PROVISION (BENEFIT)                                     --              --              --
                                                           ------------    ------------    ------------
LOSS FROM CONTINUING OPERATIONS                              (5,690,282)     (4,604,452)       (847,004)
LOSS FROM DISCONTINUED OPERATIONS                            (4,630,508)     (1,755,898)
GAIN (LOSS) ON DISPOSAL OF DISCONTINUED BUSINESS SEGMENT      1,144,591      (3,000,377)        394,543
                                                           ------------    ------------    ------------
NET LOSS                                                     (9,176,199)     (9,360,727)       (452,461)

DEEMED PREFERRED STOCK DIVIDEND                              (2,557,466)     (1,526,728)       (708,778)
                                                           ------------    ------------    ------------
LOSS APPLICABLE TO COMMON SHAREHOLDERS                     $(11,733,665)   $(10,887,455)   $ (1,161,239)
                                                           ============    ============    ============

GAIN (LOSS) PER SHARE--BASIC AND DILUTED
     CONTINUING OPERATIONS                                 $      (1.30)   $      (0.72)   $      (0.16)
     DISCONTINUED OPERATIONS                                      (0.56)          (0.55)           0.04
                                                           ------------    ------------    ------------
             TOTAL                                         $      (1.86)   $      (1.27)   $      (0.12)
                                                           ============    ============    ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
  BASIC AND DILUTED                                           6,324,791       8,549,693       9,869,074
                                                           ============    ============    ============


      The accompanying notes are an integral part of these consolidated financial statements.

                                                 14


                                    HOMECOM COMMUNICATIONS, INC.
                CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                  For Each of the Three Years in the Period Ended December 31, 2001



                                   Preferred Stock                   Common Stock            Treasury
                                Shares          Amount          Shares         Amount         Stock
                             ------------    ------------    ------------   ------------   ------------
Balance, December 31, 1998           --      $       --         5,072,397   $        507   $       --

Issuance of preferred
   stock and  warrants,
   net of offering costs              250               3            --             --             --
Common stock issued in
   conjunction with the
   acquisition of FIMI               --              --         1,252,174            125           --
Common stock issued in
   conjunction with the
   acquisition of
   Ganymede                          --              --           185,342             19           --
Warrant exercises                    --              --           106,875             11           --
Conversion of preferred
   stock to common shares             (37)           --           344,777             34           --
Stock option exercises               --              --            53,278              5           --
Cancellation of
   subscription
   receivable under
   employment agreements             --              --              --             --             --
Other                                --              --            25,682              3           --
Net loss                             --              --              --             --             --
                             ------------    ------------    ------------   ------------   ------------

Balance, December 31, 1999            213               3       7,040,525            704           --

Issuance of preferred
   stock and warrants,
   net of offering costs              106               1            --             --             --
Warrant exercises                    --              --            15,077              1           --
Conversion of Series B
   preferred stock to
   common shares                     --              --           902,307             90           --
Conversion of Series C and
   D preferred stock to
   common shares                     (119)             (1)      1,391,629            139           --
Stock option exercises               --              --             8,197              1           --
Cancellation of
   subscription
   receivable under
   employment agreements             --              --              --             --             --
Penalties on Series E
   preferred stock                   --              --              --             --             --
Other                                --              --             1,421              1           --
Net loss                             --              --              --             --             --
                             ------------    ------------    ------------   ------------   ------------

Balance, December 31, 2000            200               3       9,359,156   $        936           --

Receipt of Treasury stock            --              --              --             --           (8,659)
Conversion of Series C
   preferred stock to
   common shares                       (2)           --         5,640,000            564           --
Penalties on preferred
   stock                             --              --              --             --             --
Net loss                             --              --              --             --             --
                             ------------    ------------    ------------   ------------   ------------

Balance, December 31, 2001            198    $          3      14,999,156   $      1,500   $     (8,659)
                             ============    ============    ============   ============   ============


Table continues on following page.

                                       15


                              HOMECOM COMMUNICATIONS, INC.
          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                                      (Continued)

            For Each of the Three Years in the Period Ended December 31, 2001


                                                                                Total
                              Additional                                     Stockholders'
                               Paid-In       Subscriptions   Accumulated       Equity
                               Capital        Receivable       Deficit        (Deficit)
                             ------------    ------------    ------------    ------------

Balance, December 31, 1998   $ 10,355,724    $   (196,878)   $ (6,710,904)   $  3,448,449

Issuance of preferred
   stock and  warrants,
   net of offering costs        5,265,031            --              --         5,265,034
Common stock issued in
   conjunction with the
   acquisition of FIMI          4,235,979            --              --         4,236,104
Common stock issued in
   conjunction with the
   acquisition of
   Ganymede                     1,248,167            --              --         1,248,186
Warrant exercises                 427,489            --              --           427,500
Conversion of preferred
   stock to common shares         141,263            --              --           141,297
Stock option exercises            209,450            --              --           209,455
Cancellation of
   subscription
   receivable under
   employment agreements             --           132,191            --           132,191
Other                              48,178            --              --            48,181
Net loss                             --              --        (9,176,199)     (9,176,199)
                             ------------    ------------    ------------    ------------

Balance, December 31, 1999     21,931,281         (64,687)    (15,887,103)      5,980,198

Issuance of preferred
   stock and warrants,
   net of offering costs        1,855,425            --              --         1,855,426
Warrant exercises                  79,617            --              --            79,618
Conversion of Series B
   preferred stock to
   common shares                1,599,044            --              --         1,599,134
Conversion of Series C and
   D preferred stock to
   common shares                     (138)           --              --              --
Stock option exercises             12,083            --              --            12,084
Cancellation of
   subscription
   receivable under
   employment agreements             --            64,687            --            64,687
Penalties on Series E
   preferred stock               (251,211)           --              --          (251,211)
Other                                --              --                                 1
Net loss                             --              --        (9,360,727)     (9,360,727)
                             ------------    ------------    ------------    ------------

Balance, December 31, 2000     25,226,101               0     (25,247,830)        (20,790)

Receipt of Treasury stock            --              --              --            (8,659)
Conversion of Series C
   preferred stock to
   common shares                     (564)           --              --              --
Penalties on preferred
   stock                         (637,573)           --              --          (637,573)
Net loss                             --              --          (452,461)       (452,461)
                             ------------    ------------    ------------    ------------

Balance, December 31, 2001   $ 24,587,964    $          0    $(25,700,291)   $ (1,119,483)
                             ============    ============    ============    ============



 The accompanying notes are an integral part of these consolidated financial statements.

                                   15(con't)


                                        HOMECOM COMMUNICATIONS, INC.
                                    CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                             Year Ended December 31,
                                                                    -----------------------------------------
                                                                        1999           2000           2001
                                                                    -----------    -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $(9,176,198)   $(9,360,727)   $  (452,461)
  Adjustments to reconcile net loss to cash used in operating activities:
    Depreciation and amortization                                     1,916,170      1,632,939
    Write down of investment, fixed assets and intangibles                           4,638,314        477,759
    Forgiveness of subscriptions receivable                             132,189         64,687
    Expense recorded for issuance of warrants                            11,797
    Non-cash compensation expense                                        68,071
    Gain on sale of division                                         (1,144,591)
    Provision for bad debts                                             228,000       (184,851)        37,472
    Deferred rent expense                                               (31,532)      (124,321)         2,698
    Change in operating assets and liabilities:
      Accounts receivable                                              (499,465)       901,613         24,433
      Accounts payable and accrued expenses                             542,947       (228,422)      (982,431)
      Accrued payroll liabilities                                       (45,700)        85,121
      Unearned revenue                                                  167,974       (296,319)
      Other                                                             128,054        244,402
                                                                    -----------    -----------    -----------
    Net cash used in operating activities                            (7,702,284)    (2,627,564)      (892,530)
                                                                    -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of furniture, fixtures and equipment                         (507,117)      (362,161)       (15,679)
 Cash from acquisition                                                  136,938
 Loans to related parties                                              (474,583)       200,000
 Proceeds from sale of divisions                                                                      864,603
 Release of Restricted cash                                             250,000
                                                                    -----------    -----------    -----------
    Net cash provided by (used in) investing activities                (594,762)      (162,161)       848,924
                                                                    -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Repayment of capital lease obligations                                (133,691)       (54,747)       (63,764)
 Proceeds from issuance of common shares and exercise of warrants       648,682         12,084
 Proceeds from issuance of preferred shares and warrants              6,987,801      1,855,426
                                                                    -----------    -----------    -----------
  Net cash provided by financing activities                           7,502,792      1,812,763        (63,764)



                                                     16


                                       HOMECOM COMMUNICATIONS, INC.
                             CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                                          Year Ended December 31,
                                                                 -----------------------------------------
                                                                     1999           2000          2001
                                                                 -----------    -----------    -----------

NET DECREASE IN CASH AND CASH EQUIVALENTS                        $  (794,254)   $  (976,962)   $  (107,370)
CASH AND CASH EQUIVALENTS at beginning of period                   2,291,932      1,497,678        520,716
                                                                 -----------    -----------    -----------
CASH AND CASH EQUIVALENTS at end of period                       $ 1,497,678    $   520,716    $   413,346
                                                                 ===========    ===========    ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND NON CASH
 INVESTING AND FINANCING ACTIVITIES:
  Interest paid                                                  $    32,400    $      --      $      --
                                                                 ===========    ===========    ===========
  Capital lease obligations incurred during year on lease of
    computer equipment                                           $   308,093    $    40,474    $      --
                                                                 ===========    ===========    ===========


Year 2001

1.63 shares of preferred stock were converted into 5,640,000 shares of common stock.
123,695 shares of common stock were returned to the Company and classified as treasury stock (See Note 12).

Year 2000

216.33 shares of preferred stock were converted into 2,293,936 shares of common stock.

Year 1999

The Company issued 1,252,174 shares of common stock for the net assets of First
Institutional Marketing, Inc. and certain of its affiliates. Additionally, 185,342 shares of common stock were issued for the net assets of Ganymede Corporation. The Company also converted 47 shares of preferred stock into 344,777 shares of common stock.


The accompanying notes are an integral part of these consolidated financial statements.

                                            17

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business and Basis of Presentation--Going Concern

     Historically, HomeCom Communications, Inc. (the "Company") developed and marketed specialized software applications, products and services to enable financial institutions and their customers to use the Internet and intranets/extranets to obtain and communicate important business information, conduct commercial transactions and improve business productivity. Revenue was derived from professional web development services, software licensing, application development, insurance and securities sales commissions, hosting fees and transactions fees. The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplate the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred significant losses since its incorporation, resulting in an accumulated deficit at December 31, 2001 of approximately $26 million. The Company continues to experience negative cash flows from operations and is dependent on continued financing from investors to sustain its activities. There is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern.

     On March 23, 2001 the Company announced that it was seeking to wind down its operations. Additionally, the Company has filed a preliminary Proxy Statement to announce a Special Meeting of the stockholders. One of the proposals that the stockholders are being asked to consider and vote upon is a proposal to sell the remaining hosting and website maintenance business to Tulix Systems, Inc., a company in which Timothy R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both the Company and Tulix, are the principal shareholders. If completed, the sale of this business, which is the Company's only operating business, will constitute a sale of substantially all of the Company's operating assets and will leave us without any operating business with which to generate revenues or profits.

Asset Impairment

     The Company evaluates the recoverability and carrying value of its long-lived assets at each balance sheet date, based on guidance in SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. Among other factors considered in such evaluation is the historical and projected operating performance of business operations, the operating environment and business strategy, competitive information and market trends. The Company recognized a charge of $493,905 and $1,436,078 during the year ending December 31, 2001 and 2000 respectively for asset impairment.

     Investment in iDefense

     During the fourth quarter of year 2000, the Company recognized an impairment loss of $329,270 with no associated tax benefit, related to its investment in iDefense (See Note 11). The Company identified conditions including the continued losses of iDefense, the difficulty iDefense had in obtaining additional financing, as well as significant reductions in valuations of Internet related companies. The Company believed that these items were all indicators of asset impairment. During the second quarter of year 2001, the Company recorded an additional impairment charge of $493,905 with no associated tax benefit to writedown the remaining carrying value. Subsequently, on October 19th, 2001 the Company was advised that iDefense had filed Chapter 11 Bankruptcy in the Eastern District of Virginia, and under the supervision of the Bankruptcy Court the assets of iDefense had been sold. The sale did not produce sufficient funds to satisfy iDefense's creditors. The Chapter 11 filing is anticipated to be converted to Chapter 7 with liquidation of all assets in fractional satisfaction of outstanding creditor claims. No residual value for stockholders is anticipated.

     Ganymede Goodwill

     During the second quarter of 2000, the Company recognized a goodwill impairment charge of $831,310 with no associated tax benefit, related to the 1999 acquisition of Ganymede Corporation ("Ganymede") (See Note 11). The review for the impairment of these operations was triggered by cash flow losses and forecasted operating cash flows below those expected at the time that Ganymede was acquired. Accordingly, the Company concluded that intangible assets were no longer recoverable through future operations and therefore recognized an impairment charge related to this asset.

     Fixed Assets

     In the fourth quarter of year 2000, the Company recorded a charge of $275,498 related to the write-down of fixed assets at its Atlanta operations. These write-downs were a result of the conditions as outlined above relative to the future of the Company. The Company has suspended depreciation of its remaining assets.

Intangible Assets

     Intangible assets represented identifiable and unidentifiable intangible assets related to acquired businesses. Amounts assigned to certain relationships and licenses were amortized on a straight-line basis over three years; amounts assigned to retail insurance operations were amortized on a straight-line basis over seven years; costs in excess of net tangible and identifiable intangible assets acquired that were recorded as goodwill were amortized on a straight-line basis over periods ranging from three to five years. As of December 31, 2000 the remaining Intangible Assets balance of $557,173 represents the net recoverable asset in conjunction with the ultimate disposition of the FIMI operations. This amount was written off in the first quarter of 2001 in conjunction with the closing of the sale of FIMI to Digital Insurance.

 Principles of Consolidation

     The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, subsequent to acquisition, after the elimination of all significant intercompany accounts and transactions.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

     For purposes of the statement of cash flows, management considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Accounts Receivable, Net

     Accounts receivable are shown net of the allowance for doubtful accounts.


                                      Allowance for Doubtful Accounts
                                    Three Years ended December 31, 2001
                                    -----------------------------------

                         Balance at      Additions (Reductions)      Deductions
                        Beginning of      Charged to Costs and    (A/R Written Off     Balance at End of
    Description            Period               Expenses            to Bad Debt)            Period
    -----------          ----------      ----------------------      ----------        -----------------

Year Ending 12/31/99     $ (95,384)            $(228,541)            $ 108,000            $(215,925)

Year Ending 12/31/00     $(215,925)            $  95,060             $  89,790            $ (31,075)

Year Ending 12/31/01     $ (31,075)            $ (52,321)            $  14,850            $ (68,546)


                                       19

     Historically, concentration of credit risk with respect to trade accounts receivable has been generally diversified due to the large number of entities comprising and the quality of its customer base. However, the Company's sales to its five largest customers represented approximately 76% and 89% of total revenues for the years ended December 31, 2000 and 2001, respectively. During 2000, two customers each accounted for more than 10% of the revenues of the Company. During 2001, one customer accounted for 82% of the revenues of the Company. The Company provides an allowance for accounts which are estimated to be uncollectible.

Furniture, Fixtures and Equipment, Net

     Furniture, fixtures and equipment are recorded at cost less accumulated depreciation, which is computed using the straight-line method over the estimated useful lives of the related assets. Furniture and fixtures are depreciated over a 5 year life; computer equipment is depreciated over a 3 year life. Assets recorded under capital leases are amortized over the shorter of their useful lives or the term of the related leases using the straight-line method. Maintenance and repairs are charged to expense as incurred. Upon sale, retirement or other disposition of these assets, the cost and the related accumulated depreciation are removed from the respective accounts and any gain or loss on the disposition is included in income. The company has suspended depreciation of its remaining assets.

Fair Value of Financial Instruments

     The carrying amounts of the Company's financial instruments approximates fair value.

Revenue Recognition

     The Company recognizes revenues on web site development and specialized software application contracts using the percentage-of-completion method. Earned revenue is based on the percentage that incurred hours to date bear to total estimated hours after giving effect to the most recent estimates of total hours. Earned revenue reflects the original contract price adjusted for agreed upon claim and change order revenue, if any. If estimated total costs on any of these contracts indicate a loss, the entire amount of the estimated loss is recognized immediately. Revenues related to other services are recognized as the services are performed. Revenues related to insurance product commissions are recognized upon receipt. Revenues from equipment sales and related costs are recognized when products are shipped to the customer. Unearned revenue, as reflected on the accompanying balance sheet, represents the amount of billings recorded on contracts in advance of services being performed.

     For the year ended December 31, 1999, $1,716,002 in revenue was recognized under the percentage-of-completion method for fixed price contracts. The weighted average completion was 89%. Revenues for other services were recognized at the time the services were provided and consisted of $1,094,906 in maintenance services, $195,424 in consulting services and $900,950 in web site hosting services.

     For the year ended December 31, 2000, $2,677,475 in revenue was recognized under the percentage-of-completion method for fixed price contracts. All contracts were 100% complete as of the end of the year. Revenues for other services were recognized at the time the services were provided and consisted of $583,441 in maintenance services, $9,020 in consulting services and $1,240,041 in web site hosting services.

     For the year ended December 31, 2001, revenues for all services were recognized at the time the services were provided and consisted of $53,181 in maintenance services and $1,226,305 in web site hosting services.

Advertising Expenses

     Advertising costs are expensed when incurred. Advertising expenses were approximately $1,147,000, $216,098 and $0 for the years ended December 31, 1999, 2000 and 2001, respectively.

Income Taxes

     The Company accounts for income taxes using the asset and liability method as described by Statement of Financial Accounting Standards No. 109, Accounting For Income Taxes ("SFAS No. 109").

     Under SFAS 109 the liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     The Company provides a valuation allowance for deferred tax assets which are determined by management to be below the threshold for realization established by SFAS 109.

Basic and Diluted Loss Per Share

     Basic and diluted loss per share are calculated according to the provisions of Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("FAS 128"). Due to the net loss position of the Company for each of the three years in the period ending December 31, 2001, the numerator and denominator are the same for both basic and diluted loss per share.

     The table below illustrates the calculation of the loss per share amounts attributable to continuing and discontinued operations applicable to common shareholders.

                                                             Year Ended December 31,
                                                  --------------------------------------------
                                                      1999             2000           2001
                                                  ------------    ------------    ------------

Loss from continuing operations                   $ (5,690,281)   $ (4,604,452)       (847,004)
Less: Deemed Preferred stock dividend               (2,557,466)     (1,526,728)       (708,778)
                                                  ------------    ------------    ------------
Loss from continuing operations applicable to
   common shareholders                              (8,247,747)     (6,131,180)     (1,555,782)
Discontinued operations                             (3,485,917)     (4,756,275)        394,543
                                                  ------------    ------------    ------------
Net loss applicable to common shareholders        $(11,733,664)   $(10,887,455)     (1,161,239)
                                                  ============    ============    ============
Weighted average common shares outstanding--
   Basic and diluted                                 6,324,791       8,549,693       9,869,074
                                                  ------------    ------------    ------------
Loss per share--continuing operations                    (0.90)          (0.72)          (0.16)
Loss per share--discontinued operations                  (0.96)          (0.55)           0.04
                                                  ------------    ------------    ------------
                                                  $      (1.86)   $      (1.27)          (0.12)
                                                  ============    ============    ============

     The Company has not declared or paid any dividends to the shareholders of the Preferred Stock. However, the Preferred Stock possess conversion rights (the "Beneficial Conversion Feature") that are analogous to dividends. Accordingly, the Beneficial Conversion Feature is accounted for as a Deemed Preferred Stock Dividend. (See footnotes 7, 8, 9 and 10).

Recently Issued Accounting Standards

     In July 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations," which supercedes Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations." SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The provisions of SFAS 141 have been adopted as of July 1, 2001. The adoption of SFAS 141 has not changed the method of accounting used in previous business combinations initiated prior to July 1, 2001.

     In July 2001, the FASB also issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001. Certain provisions shall also be applied to acquisitions initiated subsequent to June 30, 2001. SFAS 142 supercedes APB Opinion No. 17, "Intangible Assets," and requires, among other things, the discontinuance of amortization related to goodwill and indefinite lived intangible assets. These assets will then be subject to an impairment test at least annually. Management believes that the implementation of this standard will have no impact on the Company's results of operations and financial position.

     In October 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets," which supercedes Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of" and certain provisions of APB Opinion No. 30, "Reporting Results of Operations - Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions." SFAS 144 requires that long-lived assets to be disposed of by sale, including discontinued operations, be measured at the lower of carrying amount or fair value, less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS 144 also broadens the reporting requirements of discontinued operations to include all components of an entity that have operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity. The provisions of SFAS 144 are effective for fiscal years beginning after December 15, 2001. Management believes that the implementation of this standard will have no impact on the Company's results of operations and financial position.

Other Matters

     Certain prior year amounts have been reclassified to conform to current year presentation.

2. FURNITURE, FIXTURES AND EQUIPMENT, NET

     Furniture, fixtures and equipment, net, are comprised of the following as of:

                                                              December 31,
                                                      --------------------------
                                                          2000           2001
                                                      -----------    -----------
Furniture and fixtures                                $   235,921    $     8,940
Computer equipment                                      1,225,407         88,961
Computer equipment under capital leases                   843,708              0
                                                      -----------    -----------
                                                        2,305,036         97,901
Less: accumulated depreciation and amortization        (1,553,450)
Less: write down to fair value less costs to sell        (275,498)
                                                      -----------    -----------
                                                      $   476,088    $    97,901
                                                      ===========    ===========


     During the year ending December 31, 2000 Furniture, Fixtures and Equipment were adjusted to reflect estimated realizable value pending sale. This approach to fixed assets has been maintained during the year ending December 31, 2001, given the business conditions outlined above relative to the future of the company.

3. INTANGIBLE ASSETS

     Intangible assets consist of the following:

                                                           December 31,
                                                   ----------------------------
                                                       2000             2001
                                                   -----------      -----------
Licenses and training programs                     $   172,269      $
Bank and carrier relationships                         450,000
Retail insurance operations                          1,500,000
Goodwill                                             3,830,888          557,173
                                                   -----------      -----------
                                                     5,953,157          557,173
Less: Accumulated amortization                      (2,028,297)
Less: Write down related to asset
      impairment and sale of division               (3,367,687)        (557,173)
                                                   -----------      -----------
                                                   $   557,173      $         0
                                                   ===========      ===========


     Amortization expense relating to intangible assets was $1,337,655 for the year ended December 31, 1999. Amortization charged to expense in 2000 was $987,564, of which $63,912 related to the amortization of Ganymede goodwill and $923,652 related to the amortization of FIMI intangibles. The $3,367,687 write down in 2000 related to asset impairment consists of $831,310 related to the purchase of Ganymede in 1999 (See Note 1) and $2,536,377 related to the sale of FIMI (See Note 12). The $557,173 write down in 2001 represents the remaining intangible value of FIMI that was written off in the process of the closing of the sale.

4. SEGMENT INFORMATION

     Historically, the Company was organized into five separate business units. The Company determined that its reportable segments were those that were based on the Company's method of internal reporting, which disaggregated its business by product and service category into business units. The Company's reportable segments were: custom Web development (FAST), Internet outsourcing services (HostAmerica), Internet security services (HISS), Internet Banking, and InsureRate/FIMI. On June 9, 1998, the Company sold substantially all of the assets of its HostAmerica Internet outsourcing services business unit to Sage Acquisition Corp. On October 1, 1999 the Company sold all of the assets of its HISS unit to Infrastructure Defense, Inc. On January 31, 2001 the Company sold all of the assets of its InsureRate/FIMI unit to Digital Insurance, Inc. and on March 15, 2001 the Company sold the remaining assets of its Internet Banking group to Netzee, Inc. The Company currently operates in a single business segment.

The contribution of each historical business segment for the year 2000 and 1999 to total discontinued operations is reflected in the following table.

                        Discontinued Operations Segments
                        --------------------------------

                                                           Year Ended
                                                          December 31,
                                                  -----------------------------
                                                       1999             2000
                                                   -----------      -----------
Revenues:
   HISS                                            $   257,000      $
   FIMI                                              2,438,168        2,497,366
   Internet Banking                                    210,723          465,467
                                                   -----------      -----------
   Totals                                          $ 2,905,891      $ 2,962,833
                                                   ===========      ===========

Gain (Loss) from Discontinued Operations
   HISS                                            $  (497,826)
   FIMI                                             (2,736,678)     $(1,970,584)
   Internet Banking                                 (1,396,004)         214,686
                                                   -----------      -----------
   Totals                                          $(4,630,508)     $(1,755,898)
                                                   ===========      ===========

5. COMMITMENTS AND CONTINGENCIES

     The Company leases office space and equipment under noncancelable operating lease agreements expiring through 2002. The Company has previously entered into capital leases of computer equipment. Future minimum lease payments under operating leases are $131,593 for the year ending December 31, 2002.

     The Company had leased office space in New York City, Chicago, Houston, and Atlanta. The Company has recorded a deferred credit to reflect the excess of rent expense over cash payments since inception of the leases. The Company has abandoned facilities in New York, Houston, Chicago, and Atlanta. Liabilities have been settled with the leaseholders in Houston and Chicago. Lease obligations are still outstanding in Atlanta and New York. As such, a real estate disposition liability of approximately $240,000 has been provided for.

     Rental expense under operating leases was approximately $588,000, $831,999 and $150,307 for the years ended December 31, 1999, 2000 and 2001 respectively.

     Various legal proceedings may arise in the normal course of business. Additionally, the Company's software and equipment are vulnerable to computer viruses or similar disruptive problems caused by customers or other Internet users. Computer viruses or problems caused by third parties could lead to interruptions, delays or cessation in service to the Company's customers. Moreover, customers of the Company could use computer files and information stored on or transmitted to Web server computers maintained by the Company to engage in illegal activities that may be unknown or undetectable by the Company, including fraud and misrepresentation, and unauthorized access to computer systems of others. Furthermore, inappropriate use of the Internet by third parties could also jeopardize the security of customers' confidential information that is stored in the Company's computer systems. Any such actions could subject the Company to liability to third parties. The Company does not have errors and omissions, product liability or other insurance to protect against risks caused by computer viruses or other misuse of software or equipment by third parties. The Company does maintain errors and omissions to protect it from malfunctions or non-merchantability of its software products and from potential market conduct liabilities relating to its insurance and securities operations. Although the Company attempts to limit its liability to customers for these types of risks through contractual provisions, there can be no assurance that these provisions will be enforceable. Management does not believe that there are currently any asserted or unasserted claims that will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

6. EQUITY AND CONVERTIBLE DEBT TRANSACTIONS

     In connection with the completion of the Company's initial public offering, the Company granted its underwriter warrants to acquire 100,000 shares of the Company's common stock at an exercise price of $7.20 per share. The exercise price is subject to adjustment under certain circumstances. These warrants expire on May 12, 2002 if not earlier exercised.

     At December 31, 2000 and 2001, 442,000 warrants are outstanding at a weighted average exercise price of $4.16.

7. ISSUANCE OF SERIES B PREFERRED STOCK

     The Company issued Series B Preferred Stock totaling $2,500,000 on March 25, 1999 (the "Issuance Date"). The Series B Preferred Stock investors were issued 125 shares of preferred stock, having a stated value of $20,000 per share, and 225,000 warrants to purchase common stock at $5.70 per share. The Company paid offering costs of $216,250 cash plus 25,000 warrants to purchase common stock at $5.70 per share, resulting in net proceeds to the Company of $2,283,750 for the preferred shares and warrants.

     The Series B Preferred Stock bears no dividends and is convertible at the option of the holder at the earlier of 90 days after issuance or the effective date of a registration statement covering the shares. The warrants are exercisable at any time and expire five years from the date of issuance.

     The Series B Preferred Stock is convertible into common stock at a conversion price equal to the lower of (a) the average of the closing price for four consecutive trading days in the twenty-five consecutive trading days ending one day prior to the conversion date ($4.86 at the Issuance date) and (b) $5.23. The number of common shares into which the Series B Preferred Stock is convertible is determined by dividing the stated value of the Series B Preferred Stock, increased by 5% annually, by the conversion price. As the Series B Preferred Stock is automatically convertible on March 24, 2002, the most beneficial conversion ratio was determined to include the additional common shares attributable to the 5% annual increase for the three year period ending in 2002. After adjustment for this additional benefit the $4.86 conversion price is reduced to $4.23, the most beneficial conversion price at the Issuance Date.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $2,283,750 to the preferred stock and the warrants based on their relative fair values at the Issuance Date, resulting in $1,766,217 assigned to the preferred stock and $517,533 assigned to the warrants as of March 24, 1999. The Company then allocated $899,284 of the Series B net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $792,000, $18,000, and $2,672 of the beneficial conversion was amortized in 1999, 2000 and 2001, respectively. During 1999, 10 shares of Series B Preferred Stock were converted into 63,317 shares of common stock. During 2000, 97.19 shares of Series B Preferred Stock were converted into 902,307 shares of common stock.

     The Company has the option to redeem the Series B Preferred Stock after 110 days for 120% of face value. Additionally, if the Company has issued common stock upon conversion of the Series B Preferred Stock such that 19.99% of the common stock outstanding is held by the preferred shareholders, the Company must obtain approval of the shareholders before any more preferred shares can be converted. If such approval is not obtained within 60 days of notice, the preferred shareholders may require the Company to repurchase the remaining Series B Preferred Stock at 120% of face value. The Series B Preferred Stock is presented outside of permanent equity as the outcome of the shareholder vote, and possible redemption, is outside of the control of the Company.

8. ISSUANCE OF SERIES C PREFERRED STOCK

     On July 28, 1999, the Company completed a private placement of $3,500,000 principal amount of the Company's Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock") and warrants to acquire up to 59,574 shares of Common Stock (the "Series C Preferred Warrants"). The Series C Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 6% per year (such stated value, as increased from time to time, is referred to as the "Series C Stated Value"). Each Series C Preferred Share is convertible, from and after 120 days following the date of issuance, at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Series C Stated Value by the lesser of
(a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series C Preferred Stock issued and outstanding on July 22, 2002 will automatically be converted into Common Stock at the conversion price then in effect.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $3,323,748 to the preferred stock and the warrants based on their relative fair values at the Issuance Date, resulting in $3,170,904 assigned to the preferred stock and $152,844 assigned to the warrants as of July 27, 1999. The Company then allocated $1,678,505 of the Series C net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $1,485,000, $72,000, and $190 of the beneficial conversion was amortized in 1999, 2000 and 2001, respectively. During 1999, 37.5 shares of Series C Preferred Stock were converted into 281,460 shares of common stock. During 2000, 45.4 shares of Series C Preferred Stock were converted in to 802,056 shares of common stock. During 2001, 1.63 shares of Series C Preferred Stock was converted into 5,640,000 shares of Common Stock.

     The Company has the right, in its sole discretion, to redeem, from time to time, any or all of the Series C Preferred Stock; provided that certain conditions are met, including the availability of cash, credit or standby underwriting facilities available to fund the redemption at 120% of the original purchase price.

     The Series C Preferred Warrants expire on July 27, 2004 and have an exercise price of $7.34 per share, subject to adjustment under certain circumstances.

9. ISSUANCE OF SERIES D PREFERRED STOCK

     On September 28, 1999, the Company completed a private placement of $1,500,000 principal amount of the Company's Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") and warrants to acquire up to 25,000 shares of Common Stock (the "Series E Preferred Warrants"). The Series D Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 6% per year (such stated value, as increased from time to time, is referred to as the "Series D Stated Value"). Each Series E Preferred Share is convertible, from and after 120 days following the date of issuance, at the option of the holder, into such number of shares of Common Stock as is determined by dividing the Series D Stated Value by the lesser of (a) $5.875, and (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series D Preferred Stock issued and outstanding on September 22, 2002 will automatically be converted into Common Stock at the conversion price then in effect.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $1,423,750 to the preferred stock and the warrants based on their relative fair values at the Issuance Date, resulting in $1,387,477 assigned to the preferred stock and $36,273 assigned to the warrants as of September 28, 1999. The Company then allocated $642,084 of the Series D net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $280,000 and $281,000 of the beneficial conversion was amortized in 1999 and 2000, respectively. During 2000, 73.7 shares of Series D Preferred Stock were converted into 589,573 shares of common stock.

     The right of the holders of the Series D Preferred Stock to convert their shares is also subject to the following restrictions: (i) during the period beginning on the issuance date through the following 90 days, each holder may not convert more than 25% of the Series D Preferred Stock purchased by such holder; (ii) during the period beginning on the issuance date through the following 120 days, each holder may not convert more than 50% of the Series D Preferred Stock purchased by such holder; and (iii) during the period beginning on the issuance date through the following 150 days, each holder may not convert more than 75% of the Series D Preferred Stock purchased by such holder. At any time after the issuance date, the Company shall have the right, in its sole discretion, to redeem, from time.

10. ISSUANCE OF SERIES E PREFERRED STOCK

     On April 14, 2000, the Company completed a private placement of $2,127,000 principal amount of the Company's Series E Convertible Preferred Stock, par value $.01 per share (the "Series E Preferred Stock") and warrants to acquire 66,667 shares of common stock (the "Series E Preferred Warrants"). The Series E Preferred Stock has an initial stated value of $20,000 per share, which stated value increases at the rate of 8% per year. Each Series E Preferred Share is convertible 120 days following the date of issuance, at the option of the holder, into such number of shares of common stock as is determined by dividing the Series E Stated Value by the lesser of (a) $3.53, or (b) 82.5% of the average of the closing bid prices for the five trading days preceding the date of conversion. Any Series E Preferred Stock issued and outstanding on April 14, 2003 will automatically be converted into common stock at the conversion price then in effect.

     Pursuant to certain registration rights granted to the investors in the private placement, we are obligated to file a registration statement under the Securities Act of 1933 with respect to a minimum of 1,808,293 shares of common stock issueable upon conversion of the Series E Preferred Stock and exercise of the Series E Preferred Warrants. The Company is obligated to pay penalties if the Registration Statement is not filed and/or declared effective within the specified time periods. As of March 12, 2002, such registration statement has not been declared effective and penalties are owed to the Series E Preferred Stock holders. In accordance with the terms of the private placement, penalties accrue at the rate of 2% per 30 day period of the outstanding purchase price of the unregistered securities. $251,211 and $637,572 was recorded as a deemed dividend to the Preferred Stockholders for the years ended December 31, 2000 and 2001, respectively.

     The Company may at its option at any time after the 90th day following the issuance of the Series E Preferred Stock through April 14, 2002, prohibit holders of the Series E Preferred Stock from exercising any conversion rights for up to 90 days, provided that certain conditions are met. If the Company exercises that right, the Company is required to compensate the holders of the Series E Preferred Stock in cash in an amount equal to 3% of the principal amount of the Series E Preferred Stock held by each holder for each thirty days that prohibition is in effect (pro rated for partial months) or, at the Company's option, deliver common stock in payment of such amount (based on the average closing bid prices for the common stock for the twenty trading days preceding the end of each calendar month during the period conversion is so prohibited).

     At any time after the issuance date, the Company shall have the right, in its sole discretion, to redeem, from time to time, any or all of the Series E Preferred Stock; provided that certain conditions are met, including the availability of cash, credit or standby underwriting facilities available to fund the redemption. The redemption price will be calculated as (i) 105% of the original purchase price for the first 30 days following the issuance date; (ii) 110% of the original purchase price for the next 90 days thereafter and (iii) 120% of the original purchase price after 120 days from the issuance date.

     In determining the accounting for the beneficial conversion feature, the Company first allocated the net proceeds of $1,855,426 to the Series E Preferred Stock and the Series E Preferred Warrants based on their relative fair values at the issuance date, resulting in $1,791,211 assigned to the Series E Preferred Stock and $64,215 assigned to the Series E Preferred Warrants as of April 14, 2000. The Company then allocated $1,059,347 of the Series E Preferred Stock net proceeds to additional paid in capital for the beneficial conversion feature. The beneficial conversion feature will be recognized as a deemed dividend to the preferred shareholders over the minimum period in which the preferred shareholders can realize that return. Approximately $905,000 and $68,344 of the beneficial conversion was amortized in 2000 and 2001, respectively. The balance of the beneficial conversion feature will be recognized through April 14, 2003.

The Series E Preferred Warrants expire on April 14, 2005 and have an exercise price of $3.35 per share, subject to adjustment under certain circumstances.

11. STOCK OPTION PLANS

     The Company's Employee Stock Option Plan (the "Stock Option Plan") was adopted by the Company's stockholders in September 1996. Shares of common stock may be sold or awarded to officers, key employees and consultants. On March 3, 1999 at a Special Meeting of Stockholders, the Company's stockholders approved an amendment to the Stock Option Plan which increased the number of shares reserved for issuance under the Stock Option Plan to 2,000,000. Options granted under the Stock Option Plan may be either (i) options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code or (ii) non-qualified stock options.

     The options granted to purchase shares under the Stock Option Plan. The options vest 25% per year and expire ten years after the grant date. The exercise price of the options was at or above the fair market value of the stock on the grant date.

     The Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Company's stockholders in September 1996. Shares of common stock may be sold or awarded to directors who are not officers or employees of the Company ("Non-Employee Directors"). The Company has reserved 300,000 shares of common stock for issuance under the Directors' Plan.

     The Directors' Plan provides for the automatic granting of an option to purchase 10,000 shares of common stock to each Non-Employee Director who is first appointed or elected to the Board of Directors. Also, each Non-Employee Director is automatically granted an option to purchase 5,000 shares of common stock on the date of each annual meeting of the Company's stockholders. Furthermore, the Directors' Plan allows the Board of Directors to make extraordinary grants of options to Non-Employee Directors.


     Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("FAS 123") requires that companies with stock-based compensation plans either recognize compensation expense based on new fair value accounting method or continue to apply the provisions of Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25") and disclose pro forma net income and earnings per share assuming the fair value method had been applied.

     The Company has elected to follow APB 25 and related interpretations in accounting for its employee stock options, however, on September 20, 2000, the Company re-priced options to purchase its common stock, $.0001 par value, held by certain employees and certain officers. To be eligible for the re-pricing, option holders were required to exchange one and one-half old options for each new option. As such, 587,580 old options were exchanged for 391,719 new options. Options having an exercise price greater than $0.59, the closing bid price of Homecom common stock on September 20, 2000, were re-priced to an exercise price of $0.59. In addition, each option holder agreed to a six month lock-up period in which they would be precluded from exercising any of their options. According to FASB Interpretation No. 44 "Accounting for Certain Transactions Involving Stock Compensation," reductions to the exercise price of a fixed option award must be accounted for as variable from the date of the modification to the date the award is exercised, forfeited or expires unexercised. Under variable accounting, a compensation cost must be recorded based on the intrinsic value of the award, which is computed as the difference between the exercise price and the fair value of Homecom's common stock on the date of the re-pricing. Thereafter, an additional compensation cost must be recorded or reversed based on the difference between the value of the option at the beginning and end of the accounting period. The reversal of compensation cost cannot be larger than accumulated compensation expense incurred. To date, no compensation expense has been recognized as Homecom's stock price has been below the new exercise price of $0.59. The Company has recognized no compensation expense for options issued to employees, non-employees, and non-employee directors.

     Pro forma information regarding loss per share is required by FAS 123 and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement.

     The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions:


                                                            December 31,
                                                  ------------------------------
                                                    1999       2000       2001
                                                  --------   --------   --------

Risk-free interest rate                             5.11%      5.58%        N/A
Volatility factors of the expected market
   price of the Company's common stock               110%        85%       106%
Weighted average expected life of the options     5 years    5 years    5 years
Expected dividend yield                                0%         0%         0%

     Had compensation cost for the Company's stock-based compensation plans been determined under the provisions consistent with FAS 123, the Company's net loss and loss per share for the years ended December 31, 1999, 2000 and 2001 would have been the pro forma amounts listed below:


                                                    Year Ended December 31,
                                          -------------------------------------------
                                              1999            2000            2001
                                          ------------    ------------    -----------
Loss applicable to common shareholders:
  As reported                             $(11,733,665)   $(10,887,455)   $(1,161,239)
  Pro forma                                (12,591,580)    (11,496,918)    (1,073,237)
Basic and diluted loss per share:
  As reported                                    (1.86)          (1.27)         (0.12)
  Pro forma                                      (1.99)          (1.34)         (0.11)


Option activity under all of the stock option plans is summarized as follows:

                                                              Year Ended December 31,
                                   ----------------------------------------------------------------------------
                                             1999                      2000                       2001
                                   ------------------------  -------------------------   ----------------------
                                                  Weighted-                  Weighted-                Weighted-
                                                  Average                    Average                  Average
                                      Shares      Exercise     Shares        Exercise      Shares     Exercise
                                                    Price                      Price                    Price
                                   ------------------------  -------------------------   ----------------------

Outstanding at beginning of year       558,610      $4.59     1,155,259        $4.49     $   791,644     2.75
Granted                              1,067,958       4.31       924,688         1.17               0     0.00
Exercised                              (53,278)      3.93        (4,500)        4.06               0     0.00
Forfeited                             (418,031)      4.25    (1,283,803)        3.10        (402,559)    2.87
                                    ----------               ----------                  -----------
Outstanding at end of year           1,155,259       4.49       791,644         2.75         389,085     2.31
                                    ==========                  =======                  ===========
Options exercisable at year end        251,112       4.85       348,349         3.52         239,081     3.32
                                    ==========                  =======                  ===========
Shares available for future grant      912,912                1,080,187                    1,610,915
                                    ==========                =========                  ===========
Weighted-average fair value of
  options granted during the year
  at the shares' fair value         $     3.10              $      0.40                  $      0.00
                                    ==========              ===========                  ===========


The following table summarizes information about fixed options outstanding at December 31, 2001.

                                                             Weighted Average
                                                           Remaining Contractual
Exercise Prices                                 Shares             Life
---------------                                --------    ---------------------
$0.59-0.75                                      232,761             8.1
$2.18-2.81                                        3,000             6.2
$3.47-4.55                                       92,687             5.9
$5.25-6.50                                       60,637             5.9
                                               --------
                                                389,085             7.3
                                               ========


12. ACQUISITIONS, DIVESTITURES AND DISCONTINED OPERATIONS

     FIMI/InsureRate

     On March 24, 1999, the Company acquired First Institutional Marketing, Inc., and certain of its affiliates ("FIMI") of Houston, Texas for total consideration of $4,236,104, consisting of 1,252,174 shares of common stock. The acquisition was accounted for as a purchase transaction. The value of the shares was determined by using the average closing stock price of the two days before and after the definitive agreement was publicly announced. The resulting intangible assets were being amortized over a period of approximately 3 to 7 years. Prior to the closing of the acquisition, the Company loaned the shareholders of FIMI $370,000 ("FIMI notes"). The notes were to be repaid in either cash or common stock and were collateralized by common stock. Additionally, the principal shareholders of FIMI were granted 300,000 warrants to acquire HomeCom common stock at an exercise price of $3.74 per share. Vesting of the warrants was contingent upon FIMI meeting certain operating goals as defined in the agreement.

     On January 31, 2001, the Company sold substantially all of the assets of FIMI and its affiliates to Digital Insurance, Inc. ("Digital") for approximately $458,000 in cash and the assumption of certain liabilities. Additionally, the FIMI notes were defaulted on and were exchanged for 123,695 shares of Company common stock that collateralized the notes. This Common stock was returned to the Company and has been treated as Treasury stock. It has been valued at $8,659, or $0.07 per share, the fair market value at closing. Additionally, the warrants were forfeited. The purchase price was established through arms' length negotiations between the Company and Digital.

     The Company has removed the results of this discontinued operation from the continuing operations of the Company for all periods presented. The Company recorded a loss of approximately $3 million on the sale of the assets of FIMI in 2000.

     Ganymede

     On April 23, 1999, the Company acquired all of the outstanding shares of Ganymede Corporation ("Ganymede") for total consideration of $1,348,186, consisting of 185,342 shares of common stock and $100,000 cash. The acquisition was accounted for as a purchase transaction. The purchase price was allocated to assets acquired and liabilities assumed based on their estimated fair values at the time and the resulting intangible assets were being amortized over a period of approximately 3 to 5 years. Results of operations for Ganymede have been included with those of the Company for periods subsequent to the date of acquisition. In June 2000, the company recognized a goodwill impairment charge of approximately $800,000 with no associated tax benefit, related to this acquisition (See Note 1).

     HISS

     On October 1, 1999, the Company sold substantially all of the assets of its HomeCom Internet Security Services ("HISS") division to Infrastructure Defense, Inc. ("iDefense") for $823,175 in common stock of the non-public acquiror, certain security audit rights and $200,000 cash, paid in January, 2000. The purchase price was established through arms' length negotiations between the Company and iDefense.

     The fair value of the common stock was established at the time of the transaction based upon the review of recent investment activity in iDefense. The stated fair value of the stock in the purchase agreement was to be $20.50/share. As iDefense was a private company, no quoted prices or exchanges were available. However, iDefense had sold shares for cash in private placement transactions near year end. iDefense had sold shares for $25.00/share with the investor receiving the same number of shares for free as an inducement. These transactions resulted in a transaction with a fair value of $12.50/share. Given the shares tendered in consideration within the sale, the value of the investment in iDefense was determined to be $823,175. The sale was an arms' length transaction and there were no related parties.

     The Company has removed the results of this discontinued operation from the continuing operations of the Company for all periods presented. The Company recorded a gain of approximately $1.14 million on the sale of the HISS unit in 1999. Subsequently, the Company has written off its entire investment in iDefense (See Note 1).

     Internet Banking

     On March 15, 2001, the Company sold substantially all of the assets of its Internet Banking group to Netzee, Inc. ("Netzee") for $406,603 in cash. The purchase price was established through arms' length negotiations between the Company and Netzee. The Company has removed the results of this discontinued operation from the continuing operations of the Company for all periods presented. The Company recorded a gain of $394,543 on the sale of the Internet Banking group in 2001.

13. INCOME TAXES

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows, as of:

                                                     December 31,
                                      -----------------------------------------
                                          1999           2000           2001
                                      -----------    -----------    -----------
Temporary differences:
Allowance for uncollectibles          $    82,052    $              $
Vacation accrual                           29,812
Depreciation                              113,930
Deferred rent expense                      19,490
Cash to accrual adjustment                100,278
Other accruals                            160,000        102,000
Software development expenses              32,620
Net operating loss carryforward         5,043,323      6,018,000        400,000
                                      -----------    -----------    -----------
Deferred tax asset                      5,581,505      6,200,000        400,000
Valuation allowance                    (4,896,133)    (6,200,000)      (400,000)
                                      -----------    -----------    -----------
Net deferred tax asset                    685,372           --             --

Acquired intangibles                     (685,372)          --             --
                                      -----------    -----------    -----------
Deferred tax liability                   (685,372)          --             --
                                      -----------    -----------    -----------
Net deferred tax asset (liability)    $      --      $      --      $      --
                                      ===========    ===========    ===========


     At December 31, 2001, the Company had net operating loss carryforwards for income tax purposes of approximately $18 million which begin to expire in 2011. Realization of these assets is contingent on having future taxable earnings. In addition, certain stock transactions during 1997 resulted in the Company incurring an ownership change as defined in Internal Revenue Code Section 382. The result of this ownership change is to substantially limit the future utilization of the Company's net operating loss carryforwards as of the change date. Certain stock transactions occurring in 1998 and 1999 may have resulted in the Company incurring an ownership change, which may result in a limitation on the Company's future utilization of net operating loss carryforwards generated in 1998 and 1999. Based on the cumulative losses in recent years and the limitation and the use of the Company's net operating losses management believes that a full valuation allowance should be recorded against the deferred tax asset.

     The income tax benefit differs from the amounts computed by applying the Federal statutory rate of 34% to loss before taxes principally as a result of the recording of the valuation allowance.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

(a) Previous Independent Accountants

(i) On February 8, 2001, we dismissed PricewaterhouseCoopers LLP ("PWC"), as our independent accountants effective immediately. Our Board of Directors participated in and approved the decision to change independent accountants.

(ii) The reports of PWC on our consolidated balance sheets as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, in its report on our financial statements for the fiscal years ended December 31, 1999 and 1998, it included the following explanatory paragraph: "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced recurring losses and negative cash flows since its inception and has an accumulated deficit. The Company is dependent on continued financing from investors to sustain its activities and there is no assurance that such financing will be available. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

(iii) In connection with its audits for the two most recent fiscal years and through February 8, 2001, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through February 8, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) On February 13, 2001, we delivered a copy of the disclosures which we made in Item 4 on Form 8-K as filed on February 14, 2001, and requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PWC agreed with such disclosures. A copy of such letter dated February 13, 2001 indicating such agreement was filed as Exhibit 16.1 to that Form 8-K.

(b) New Independent Accountants

(i) On February 8, 2001, the Company engaged the firm of Feldman Sherb & Co, ("FSC") as independent accountants for the Company's fiscal year ending December 31, 2000. The Company's Board of Directors approved the selection of FSC as independent accountants.

(ii) During the two most recent fiscal years and through February 8, 2001, the Company has not consulted with FSC with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (2) on any matter that was either the subject of a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

                                    PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Identification of Directors, Executive Officers and Significant Employees

     The names and ages of the directors and executive officers of the Company as of December 31, 2001 and certain information about them are set forth below.

     Name                     Age    Position
     ----                     ---    --------
     Gia Bokuchava, Ph.D      38     Chief Technical Officer and Director
     Timothy R. Robinson      38     Executive Vice President, Chief Financial
                                     Officer and Director
     Nino Doijashvili, Ph.D.  40     Director of Technical Services and Director
     David Danovitch          39     Director
     Larry Shatsoff           47     Director
     Michael Sheppard         51     Director

     William Walker resigned from his position as a member of the Board of Directors in September 2000. In November of 2000, Claude A. Thomas and Daniel A. Delity resigned from their positions as members of the Board (Ms. Doijashvili was named to the Board in April 2001 to fill Mr. Thomas' position and Mr. Danovitch was named to the Board in November 2001 to fill Mr. Delity's position, until such positions expire). In December of 2000, James Wm. Ellsworth resigned as a member of the Board (in November 2001, Mr. Shatsoff was named to the Board to fill Mr. Ellsworth's position until such position expires). Roger Nebel resigned from his position as a member of the Board in February 2001 (Mr. Robinson was named to the Board in March 2001 to fill Mr. Nebel's position until Mr. Nebel's term expires). Harvey Sax resigned from the Board effective March 29, 2001 (in November 2001, Mr. Sheppard was named to the Board to fill Mr. Sax's position until such position expires).

     The Board is divided into three classes, each of which serves a three-year term. The Class I directors (Ms. Doijashvili, and Mr. Danovitch, formerly Mr. Thomas, Mr. Walker and Mr. Delity) were to serve until the 2001 Annual Meeting of Stockholders. However, because we never had a 2001 Annual Meeting of Stockholders, they remain on the Board of Directors. The Class II directors (Dr. Bokuchava and Mr. Robinson, formerly Mr. Nebel) will serve until the 2002 Annual Meeting of Stockholders. The Class III directors (formerly Messrs. Sax and Ellsworth) were to serve until the 2000 Annual Meeting of Stockholders. However, because we never held the 2000 Annual Meeting of Stockholders, these individuals remain on the Board of Directors as well. Please note, however, that we expect Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili to resign from the Board of Directors if we complete the Asset Sale. This would leave us with one Class I director (David Danovitch), no Class II directors, and two Class III directors (Messrs. Shatsoff and Sheppard).

Background of our Directors and Executive Officers

     Gia Bokuchava, Ph.D., has served as our Chief Technical Officer since August 1995. Dr. Bokuchava served as a visiting professor at Emory University from September 1994 until August 1995 and was employed by the National Library of Medicine, assisting in the development of Internet based applications, from January 1995 until August 1995. From July 1990 until September 1994, Dr. Bokuchava was the Director of The Computer Center at the Institute of Mechanical Engineering at Georgia Technical University, Tblisi, Georgia (formerly a part of the Soviet Union). Dr. Bokuchava has taught computer science as a visiting associate professor at the Universities of Moscow and China. Dr. Bokuchava received a doctorate in Theoretical Physics from Georgia Technical University, Tblisi, in 1990. Dr. Bokuchava has been a member of the Board of Directors since September 1996.

     Timothy R. Robinson has served as our Executive Vice President, Chief Financial Officer since August 2000. Prior to joining the Company, Mr. Robinson served as Vice President and Chief Financial Officer of Tanner's Restaurant Group, Inc. from December of 1996 until January of 2000. Mr. Robinson, a Certified Public Accountant, served as a senior manager with the firm that is now known as PricewaterhouseCoopers, LLP from June 1986 to December 1996. Mr. Robinson graduated from Georgia State University with a Bachelor of Business Administration, Accounting. Mr. Robinson has been a member of the Board since March 2001.

     Nino Doijashvili, Ph.D., has served as our Director of Technical Services since December of 1997. Prior to that Dr. Doijashvili served as one of our Senior Software Engineers from September 1995 until December 1997. Dr Doijashvili served as a visiting professor at Emory University from February 1995 until September 1995. From September 1989 until February 1995, Dr. Doijashvili was an Associate Professor at the Georgia Technical University, Tbilisi, Georgia (formerly a part of the Soviet Union) teaching CAD/CAM systems and computer science. Dr Doijashvili received a doctorate in Computer Science from Moscow Technical University, Russia in February 1989. Dr. Doijashvili has been a member of the Board since April 2001.

     David Danovitch, 39, is currently a Senior Partner of NewWest Associates, LLC, an international firm specializing in business consultancy, Del Rey Investments, LLC., a merchant banking firm, and NewWest Films, a feature film production and finance concern. The companies are involved with a variety of enterprises throughout the world in a variety of industries, including technology, medical device, entertainment, and energy concerns. Prior to joining NewWest and Del Rey, Mr. Danovitch was a Managing Director of Cambridge Partners, a merchant bank with $1.7 billion under management, which focused on misunderstood or mis-financed companies and assets. Prior to joining Cambridge, he was a founding principal of Snowden Capital, Inc., a New York City-based investment banking and direct investment firm focused on serving the corporate finance needs of middle market companies. Mr. Danovitch received a bachelor of arts from Kenyon College in 1984, a juris doctor from Suffolk University Law School in 1987, and an L.L.M. in Taxation from Boston University School of Law in 1988. He is a member of the District of Columbia, Massachusetts, and New York bar associations. His honors include having been named by the American Banker - the primary industry publication - as one of the "50 Most Influential People in Banking" in 1990. Throughout his career, he has been a speaker at many seminars and conferences covering a range of issues in a variety of industry and has served on several boards of directors of both for-profit and not-for-profit concerns, including, among others, the boards of Imaging Diagnostic Systems, Inc., Renaissance, Inc., Milestone Pictures, Vidikron of America, Inc., and Great Clips Mid-Atlantic Regional Companies, Inc. Mr. Danovitch also serves as a director of Imaging Diagnostic Systems, Inc. and Markland Technologies, Inc.

     Lawrence Shatsoff, 47, is President of Markland Technologies, Inc., a technology company involved in the sale and marketing of home theater products, and serves on the board of directors of Markland. Prior to becoming President of Markland in June 2001, Mr. Shatsoff served from June 2000 to April 2001 in various executive capacities and as a director of Corzon, Inc., a telecommunications company. From 1995 to 2000, Mr. Shatsoff was the Vice President and Chief Operations Officer of DCI Telecommunications, Inc. From 1991 to 1994 he served as Vice President and Chief Operations Officer of Alpha Products, a computer circuit board sales and manufacturing company. Mr. Shatsoff graduated in 1975 from Rider College with a B.S. Degree in Decision Sciences and Computers.

     Michael Sheppard, 51, is the President of Technest Holdings, Inc. Mr. Sheppard joined Technest in 1997, and heads up the day-to-day strategy of Technest. Prior to joining Technest, Mr. Sheppard was the Chief Operating Officer of Freelinq Communications, a provider of real time video-on-demand via ATM/XDSL technology. Mr. Sheppard has also acted as the Chief Executive Officer and Chief Operating Officer of several early stage development companies, overseeing the development of a corporate infrastructure for each company. From 1980 to 1992, Mr. Sheppard served as the President of Lee America, a Westward Communications Company whose North American holdings included Panavision, Inc. Mr. Sheppard has an extensive background in the entertainment industry and received a BA and an MFA in film from New York University.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the officers, directors and persons who own more than ten percent of the Company's stock, to file reports of ownership and changes of ownership with the Securities Exchange Commission (SEC). Officers, directors and greater than ten percent owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, the Company believes that, to the best of its knowledge, each of its officers, directors, and greater than ten-percent owners complied with all section 16(a) filing requirements applicable to them during the year ended December 31, 2001, except that the Company did not receive duplicate filings pursuant to Rule 16a-3(e) of any Section 16(a) reports that may have been filed by Brittany Capital Management Limited, David Donovitch, Larry Shatsoff or Michael Sheppard and therefore is uncertain whether these persons filed the required reports.

ITEM 11. EXECUTIVE COMPENSATION

Executive Compensation

     The following table sets forth the total compensation paid or accrued by the Company in 2001 to its Chief Executive Officer and each executive officer of the Company whose total annual salary and bonus exceeded $100,000 (each, a "Named Executive Officer"):

                                    SUMMARY COMPENSATION TABLE

                                                Annual                         Long-Term
                                             Compensation                 Compensation Awards

                                                                       Number of
                                                                       Securities
                                                        Other Annual   Underlying    All Other
        Position             Year    Salary     Bonus   Compensation     Options    Compensation
        --------             ----    ------     -----   ------------     -------    ------------
                                                        (1)
Harvey W. Sax                2001    $37,500                $150,000
    Former President,        2000    146,297
    Former Chief             1999    147,420                              50,000
    Executive Officer
    and Former Director

Gia Bokuchava, Ph.D          2001   $105,000
    Chief Technical          2000    102,022                 $66,518
    Officer and Director     1999    100,019                  75,566

Timothy R. Robinson          2001   $135,000   $25,000
    Executive Vice           2000     70,885    30,000                   150,000
    President, Chief         1999        N/A
    Financial Officer
    and Director

Nino Doijashvili             2001   $102,000
    Director of              2000     98,695                  $8,755
    Technical Services       1999     85,641                  10,544
    and Director

---------------------

     (1)Pursuant to the employment agreements between the Company and Drs.
     Bokuchava and Doijashvili, Dr. Bokuchava and Dr. Doijashvili were eligible to receive cash bonuses to repay certain promissory notes issued by them to the Company in connection with their individual purchase of shares of Common Stock from the Company in August 1996.

     Each of the Company's executive officers also is eligible to receive cash bonuses to be awarded at the discretion of the Compensation Committee of the Board of Directors.

     Mr. Sax received $150,000 as a part of his termination agreement with the company (see item 13).

                                       35


     No options were granted to or exercised by named executive officers in 2001. The following table sets forth the value of options held by the executive officers at December 31, 2001:


                    Option Exercises in Last Fiscal Year and Year-End Option Values

                                                  Number of Securities
                                                 Underlying Unexercised          Value of Unexercised
                       Shares                          Options at               In-The-Money Options at
                      Acquired       Value          December 31, 2001              December 31, 2001
Executive Officer    on Exercise   Realized   Unexercisable    Exercisable    Unexercisable    Exercisable
-----------------    -----------   --------   -------------    -----------    -------------    -----------

Gia Bokuchava, Ph.D       0            0               0         25,000             $0              $0

Tim Robinson              0            0         112,500         37,500             $0              $0

Nino Doijashvili          0            0          16,667         29,760             $0              $0


Employment Contracts

     We have entered into an employment agreement with Timothy R. Robinson, our Executive Vice President, Chief Financial Officer and Director. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement.
The employment agreement provides for an annual base salary of not less than $135,000 and for annual bonus compensation up to 30% of base salary. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to six months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than six months' salary.

     We have entered into an employment agreement with Gia Bokuchava, our Chief
Technical Officer. This employment agreement is subject to early termination as provided therein, including termination by the Company "for cause," as defined in the employment agreement. The employment agreement provides for an annual base salary of not less than $105,000. The employment agreement further provides for a severance payment if termination occurs for any reason other than for cause, with the minimum amount of such severance payment to be equal to nine months' salary. Further, the employment agreement provides that any relocation or diminution of title, role or compensation, as defined in the employment agreement, shall also result in the payment of a severance amount of not less than nine months' salary.

     Principal employees of the Company, including executive officers, are required to sign an agreement with the Company (i) restricting the ability of the employee to compete with the Company during his or her employment and for a period of eighteen months thereafter, (ii) restricting solicitation of customers and employees following employment with the Company, and (iii) providing for ownership and assignment of intellectual property rights to the Company.

Additional Information with Respect to Compensation Committee

     Historically, the Board of Directors had four standing committees: a Compensation Committee, an Audit Committee, a Strategic Planning Committee and an Executive Committee. The Compensation Committee provided recommendations to the Board of Directors concerning salaries and incentive compensation for officers and employees of the Company. The Audit Committee recommended our independent auditors and reviewed the results and scope of audit and other accounting-related services provided by such auditors. The Strategic Planning
Committee was authorized to work with our investment bankers to identify and evaluate strategic alternatives for us. The Executive Committee had day-to-day executive decision-making authority on behalf of the Company, subject to the overall review and approval of the Board of Directors.

                                       36


     With the resignation of the directors and the recent appointments of Mr.
Robinson, Ms. Doijashvili, Mr. Bokuchava, Mr. Danovitch, Mr. Shatsoff and Mr.
Sheppard to the Board of Directors, these committees have been disbanded and were not reconstructed upon the filling of vacancies on the Board of Directors.
There were no changes to the Company's executive compensation policies in 2001.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables provide information as of March 12, 2001, concerning beneficial ownership of Common Stock by (1) each person or entity known by the Company to beneficially own more than 5% of the outstanding Common Stock, (2) each director for the Company, (3) each Named Executive Officer, and (4) all directors and executive officers of the Company as a group. The information as to beneficial ownership has been furnished by the respective stockholders, directors, and executive officers of the Company and, unless otherwise indicated, each of the stockholders has indicated that they have sole voting and investment power with respect to the shares beneficially owned. This table excludes holders of our convertible securities who have agreed to limit the number of shares of common stock that any such shareholders hold at any one time to not more than 4.99% of the outstanding shares of our common stock.

                                                        Amount of Nature of
Title of Class    Name of Beneficial Owner (2)        Beneficial Ownership (3)    Percent of Class
--------------    ----------------------------        ------------------------    ----------------
Common            Brittany Capital Management                5,640,000                 37.6%
Common            Harvey W. Sax (4)                            823,534                  5.5%
Common            George Bokuchava, Ph.D. (5)                   64,559                  (1)
Common            Nino Doijashvili (7)                          34,704                  (1)
Common            Timothy Robinson (6)                          37,500                  (1)
Common            All executive Officers and                                            (1)
                  Directors as a group (Messrs.
                  Bokuchava, Doijashvili and Robinson)         136,763                  (1)
------------------------

(1) Less than 1%.

(2) Except as otherwise noted, the street address of each named beneficial owner is Building 12, Suite 110, 3495 Piedmont Road, Atlanta, Georgia 30305.

(3) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of Common Stock beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of following the date of this Report are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(4) Excludes 5,000 common shares owned by a family member, to which Mr. Sax disclaims beneficial ownership.

(5) Includes 25,000 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2001 at a weighted average exercise price of $4.48 per share.

(6) Includes 37,500 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2001 at an exercise price of $0.75. Excludes 112,500 shares of Common Stock issuable upon the exercise of options outstanding held by Timothy Robinson as of March 12, 2001 at an exercise price of $.75 which are not currently exercisable and which become exercisable more than 60 days following the date of this Statement.

(7) Includes 29,760 shares of Common Stock issuable upon exercise of options outstanding as of March 12, 2001 at a weighted average exercise price of $0.59. Excludes 16,667 shares of Common Stock issuable upon the exercise of options outstanding as of March 12, 2001 at a weighted average exercise price of $0.59 which are not currently exercisable and which become exercisable more than 60 days following the date of this Statement.

     Currently, there are 17.813 shares of our Series B preferred stock, 90.478 shares of our Series C preferred stock, 1.291 shares of our Series D preferred stock and 106.35 shares of our Series E preferred stock outstanding. All of these shares of preferred stock are convertible into shares of our common stock at any time. If all of these shares were converted into shares of common stock, we would have an insufficient number of shares of common stock authorized by our Certificate of Incorporation to support such conversions.

Changes in Control

     On December 28, 2001, Brittany Capital Management Limited ("Brittany"), an entity organized under the laws of the Bahamas, purchased a total of 5,640,000 shares of the Company's common stock from MacNab LLC ("MacNab") in a series of private transactions with MacNab. Brittany paid an aggregate amount of approximately $20,000 to MacNab for these shares. The shares that MacNab sold to Brittany had been issued to MacNab in a series of conversions by MacNab of
1.62855 shares of Series C convertible preferred stock into shares of the Company's common stock. As a result of these transactions, Brittany is now the beneficial owner of 37.6% of the outstanding shares of our common stock. MacNab now holds 90.478 shares of Series C convertible preferred stock.


ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

     On March 31, 2001, the Company entered into a separation and release agreement with Harvey W. Sax pursuant to which Mr. Sax resigned as President, Chief Executive Officer and Director of the Company. Pursuant to this agreement, the Company paid Mr. Sax a severance payment of $150,000, representing the amount to which he would have been entitled had he been terminated, and the Company and Mr. Sax released one another from various potential claims and liabilities. Additionally, all warrants and options held by Mr. Sax became fully vested as of the date of his resignation.

     We are negotiating an agreement with Tulix to sell substantially all of the assets used in our hosting and web site maintenance business to Tulix. Timothy
R. Robinson, Gia Bokuchava and Nino Doijashvili, who are officers and directors of both HomeCom and Tulix, own all of the outstanding stock of Tulix. As the transaction is currently proposed, we would sell these assets to Tulix in exchange for 15% of the outstanding capital stock of Tulix and the assumption of certain of our liabilities by Tulix. Tulix will be capitalized with a total investment of $20,000 from Mr. Robinson, Mr. Bokuchava and Ms. Doijashvili. If the sale is completed, we will pay severance payments of approximately $67,500 and $78,500 to Mr. Robinson and Mr. Bokuchava, respectively.

Indebtedness of Management

     On January 31, 2001 HomeCom sold substantially all the assets used in the operation of its InsureRate division Digital Insurance, Inc. As a part of this transaction, the Company forgave loans that it had made to Dan Delity ($165,316), Jim Ellsworth ($102,342), and David Frank ($102,342), and Messrs. Delity, Ellsworth and Frank surrendered their options and the shares of common stock that collateralized the notes.

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES,  AND REPORTS ON FORM 8-K

(A)  List of Financial Statements

     (1) Consolidated Balance Sheets as of December 31, 2000 and December 31, 2001.

     (2) Consolidated Statements of Operations for years ended December 31, 1999, December 31, 2000 and December 31, 2001.

     (3) Consolidated Statement of Changes in Stockholder's Equity (Deficit) for years ended December 31, 1999, December 31, 2000 and December 31, 2001.

     (4) Consolidated Statements of Cash Flows for the years ended December 31, 1999, December 31, 2000 and December 31, 2001.

(B)  Exhibits

Exhibit                           Description
-------                           -----------

2.1 --Asset Purchase Agreement, dated January 31,2001, for the Acquisition of Certain Assets of HomeCom Communications, Inc., InsureRate, Inc. and FIMI Securities, Inc. by Digital Insurance, Inc.*****

2.2 --Asset Purchase Agreement by and between Netzee, Inc. and HomeCom Communications, Inc. dated as of March 15, 2001.*****

3.1         --Restated Certificate of Incorporation of the Registrant.*

3.2         --Restated Bylaws of the Registrant.*

3.3 --Certificate of Designation of Series A Convertible Preferred stock.***

3.4         --Certificate of Designation of Series B Convertible Preferred
            Stock.**

3.5 --Certificate of Designation of Series C Convertible Preferred Stock (previously filed).

3.6 --Certificate of Designation of Series D Convertible Preferred Stock (previously filed).

4.1 --See Exhibits 3.1 and 3.2 for provisions of the Restated Certificate of Incorporation and Bylaws of the Registrant defining rights of the holders of Common Stock of the Registrant.*

4.2         --Specimen Stock Certificate.*

4.3         --Form of Warrant.*

10.1 --HomeCom Communications, Inc. Stock Option Plan and form of Stock Option Certificate.*

10.2 --HomeCom Communications, Inc. Non-Employee Directors Stock Option Plan and form of Stock Option Certificate.*

10.3 --Employment Agreement between the Registrant and Harvey W. Sax, dated January 1, 1996.*

10.4 --Form of Employment Agreement entered into between the Registrant and each of its executive officers except Harvey W. Sax.*

10.5 --Lease Agreement between Property Georgia OBJLW One Corporation and the Registrant dated January 22, 1996.*

10.6 --Lease and Services Agreement between Alliance Greensboro, L.P. and the Registrant, dated June 25, 1996.*

10.7 --Business Alliance Program Agreement between Oracle Corporation and the Registrant, dated May 30, 1996, together with the Sublicense Addendum, Application Specific Sublicense Addendum, Full Use and Deployment Sublicense Addendum and License Transfer Policy, each dated May 30, 1996.*

10.8 --Network Enrollment Agreement between Apple Computer, Inc. and the Registrant, effective May 1996.*

10.9 --Member Level Agreement between Microsoft Corporation and the Registrant, effective May 1996.*

10.10 --Master Agreement for internet Services and Products between BBN Planet Corporation and the Registrant, dated February1, 1996.*

10.11 --Authorized Business Partners Agreement between BBN Planet Corporation and the Registrant, dated May 14, 1996

10.12 --Stock Purchase Agreement between the Registrant and the stockholders of HomeCom internet Security Services, Inc., dated August 31, 1996.*

10.13 --Form of Promissory Notes issued by the Registrant and held by Mark Germain.*

10.14 --Form of Promissory Notes issued by the Registrant and held by Esther Blech and the Edward A. Blech Trust.*

10.15 --Marketing Associate Solution Alliance Agreement dated February 6, 1997 between the Registrant and Unisys Corporation.*

10.16 --Marketing Associate Agreement dated February 6, 1997 between the Registrant and Unisys Corporation.**

10.17 --Letter agreement dated January 16, 1997 between the Registrant, David A. Blech, Esther Blech and the Edward A. Blech Trust.*

10.18       --HomeCom Communications, Inc. Employee Stock Purchase Plan.*

10.19 --5% Convertible Debenture Purchase Agreement dated effective September 19, 1997 between the Registrant, euro factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and CPLBO.***

10.20 --Form of 5% Convertible Debenture issued by the Registrant and held by Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.21 --Registration Rights Agreement dated effective September19, 1997 between the Registrant, Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.22 --Letter agreement dated September 23, 1997 between the Registrant, Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.23 --Letter agreement dated September 27, 1997 between the Registrant, Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.24 --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $4.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.25 --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $6.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.26 --Form of Securities Purchase Agreement between the Registrant, Sovereign Partners, L.P. and Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.27 --Form of Registration Rights Agreement between the Registrant, Sovereign Partners, L.P. and Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.28 --Form of Warrant to purchase 18,750 shares of Common Stock issued by the Registrant to Sovereign Partners, L.P.***

10.29 --Form of Warrant to purchase 56,250 shares of Common Stock issued by the Registrant to Dominion Capital Fund, LTD.***

10.30 --Common Stock Purchase Agreement dated January 23, 1998 by and among InsureRate, Inc., the Registrant, Jerome R. Corsi and Hamilton Dorsey Alston HomeCom.***

10.31 --Escrow Agreement dated as of January 23, 1998 by and among InsureRate, Inc., Hamilton Dorsey Alston HomeCom, the Registrant, Jerome R. Corsi and SunTrust Bank, Atlanta.***

10.32 --Shareholders Agreement dated January 23, 1998 by and among Hamilton Dorsey Alston HomeCom, the Registrant and InsureRate, Inc.***

10.33 --Web development and Hosting Services Agreement dated January 23, 1998, by and among InsureRate, Inc. and Hamilton Dorsey Alston HomeCom.***

10.34 --Form of Warrant to purchase 25,000 shares of Common Stock for an aggregate purchase price of $92,500 by the Registrant to Hamilton Dorsey Alston HomeCom.***

10.35 --Loan Agreement dated January 23, 1998 by and between InsureRate, Inc. and the Registrant.***

10.36       --Form of Master Note issued by the Registrant to InsureRate,
            Inc.***

10.37 --Form of Warrant to purchase 50,000 shares of Common Stock issued by the Registrant to The Malachi Group, Inc.+

10.38 --Letter Agreement, dated April 8, 1998 by and among HomeCom, Eurofactors International Inc., Blauchamp France, FTS Worldwide Corporation and COLBO.****

10.39 --Letter Agreement, dated April 8, 1998 by and between First Granite Securities, Inc. and HomeCom.****

10.40 --Letter Agreement, dated April 17, 1998 by and among Sovereign Partners, L.P., Dominion Capital Fund and HomeCom.****

10.41 --Agreement and Plan of Reorganization by and among The Insurance Resource Center, Inc., Tim Strong, James Higham, Cameron M. Harris & HomeCom and HomeCom, dated as of April15, 1998.***

10.42 --Employment Agreement by and between HomeCom and Tim Higham, dated as of April 16, 1998.***

10.44 --Asset Purchase Agreement by and between HomeCom and Sage Networks Acquisition Corp. dated as of June 10, 1998.+

10.45 --Escrow Agreement by and between HomeCom and Sage Networks Acquisition Corp. dated as of June 10, 1998.+

10.46 --Transitional Services Agreement by and between HomeCom and Sage Networks Acquisition Corp. dated as of June 10, 1998.+

10.47 --Co-Location Agreement by and between HomeCom and Sage Networks, Inc. dated as of June 10, 1998.+

10.48 --Agreement and Plan of Merger by and among HomeCom Communications, Inc, FIMI Securities Acquisitions Corp., Inc., ATF Acquisition Corp., Inc. and Daniel A. Delity, James Wm. Ellsworth, and David B. Frank dated as of November 6, 1998, together with exhibits.++

10.50 --Securities Purchase Agreement dated as of March 25, 1999 by and among HomeCom Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund, L.L.C.++

10.51 --Registration Rights Agreement dated as of March 25, 1999 by and among HomeCom Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund, L.L.C.++

10.52       --Transfer Agent Instructions dated as of March 25, 1999.++

10.53       --Transfer Agent Legal Opinion dated as of March 25, 1999.++

10.54 --Placement Agency Agreement dated as of March 25, 1999 by and between HomeCom Communications, Inc. and J.P. Turner & Company, L.L.C.++

10.55 --Stock Purchase Agreement by and among HomeCom Communications, Inc. and Richard L. Chu, Joseph G. Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.+++

10.56 --Employment Agreement Between Ganymede Corporation and Richard L. Chu, dated as of April 23, 1999.+++

10.57 --Employment Agreement between Ganymede Corporation and John Winans, dated as of April 23, 1999.+++

10.58 --Employment Agreement between Ganymede Corporation and Joseph G. Rickard, dated as of April 23, 1999.+++

10.59 --Escrow Agreement by and among HomeCom Communications, Inc. and Richard L. Chu, Joseph G. Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.+++

10.60 --Pledge and Security Agreement by and between HomeCom Communications, Inc. and Richard L. Chu, Joseph G. Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.+++

10.61       --Warrant Agreement, dated as of March 25, 1999, by and among CPR
            (USA), Inc. and HomeCom Communications, Inc.++++

10.62 --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View Fund, L.L.C. and HomeCom Communications, Inc.++++

10.63 --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View, Funds, L.P. and HomeCom Communications, Inc.++++

10.64 --Warrant Agreement, dated as of March 25, 1999, by and among J.P. Turner & Company, L.L.C and HomeCom Communications, Inc.++++

10.65 --Securities Purchase Agreement dated as of July 23, 1999 by and among HomeCom Communications, Inc. and MacNab LLC (previously filed).

10.66 --Registration Rights Agreement dated as of July 23, 1999 by and among HomeCom Communications, Inc. and MacNab LLC (previously filed).

10.67 --Transfer Agent Instructions dated as of September 28, 1999 (previously filed).

10.68 --Transfer Agent Legal Opinion dated as of July 23, 1999 (previously filed).

10.69 --Placement Agency Agreement dated as of July 23, 1999 by and between HomeCom Communications, Inc. and Greenfield Capital Partners (previously filed).

10.70 --Warrant Agreement, dated as of July 23, 1999, by and between HomeCom Communications, Inc. and MacNab LLC (previously filed).

10.71 --Securities Purchase Agreement dated as of September 27, 1999 by and among HomeCom Communications, Inc. and Jackson LLC (previously filed).

10.72 --Registration Rights Agreement dated as of September 27, 1999 by and among HomeCom Communications, Inc. and Jackson LLC (previously filed).

10.73 --Transfer Agent Instructions dated as of September 28, 1999(previously filed).

10.74 --Transfer Agent Legal Opinion dated as of September 28, 1999 (previously filed).

10.75 --Placement Agency Agreement dated as of September 27, 1999 by and between HomeCom Communications, Inc. and Greenfield Capital Partners (previously filed).

10.76 --Warrant Agreement, dated as of September 27, 1999, by and between HomeCom Communications, Inc. and Jackson LLC (previously filed).

10.77 --Asset Purchase Agreement, dated October 1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.78 --Bill of Sale and Assignment, dated October 1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.79 --Non-solicitation and Non-compete Agreement, Dated October1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.80 --Registration Rights Agreement, October 1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.81       --Form of Opinion of Purchaser's Counsel.+++++

10.82       --Form of Opinion of Seller's Counsel.+++++

10.83 --Referral and Service Agreement, dated October 1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.84 --Value Added Distributor Agreement, dated October 1, 1999 by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.85       --Resignation Letter of Krishan Puri, dated November 1, 1999.++++++

10.86 --Employment Agreement between the Registrant and Timothy R. Robinson dated August 1, 2000.

10.87 --Amendment to employment Agreement between Registrant and George Bokchava dated January 10, 2001.

10.88 --Separation and Release Agreement, dated March 29, 2001, between HomeCom Communications, Inc. and Harvey Sax******

21.1        --List of Subsidiaries.***

23.1        --Consent of Feldman Sherb, & Co., P.C.

--------------------------------------------------------------------------------

* Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-12219).

** Incorporated herein by reference to exhibit of the same number in the Form 10-K of the Registrant filed with the Commission on March 31, 1998.

*** Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-42599).

**** Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on April 28, 1998 . + Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on June 25, 1998.

++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on November 18, 1998.

+++ Incorporated herein by reference to exhibit of the same number in Form 10-Q/A of the Registrant filed with the Commission on November 17, 1999.

+ Incorporated herein by reference to exhibit of the same number in Form S-1 Registration Statement of the Registrant(Registration No. 333-45383).

++ Incorporated herein by reference to exhibit of the same number in Form 10-K of the Registrant filed with the Commission on March 31, 1999.

+++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on May 10, 1999.

++++ Incorporated herein by reference to Registration Statement on Form S-3 of the Registrant (Registration No. 333-79761)

+++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on October 18, 1999.

++++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on November 5, 1999.

***** Incorporated herein by reference to exhibit of the same number of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

****** Incorporated herein by reference to Exhibit 10.1 of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.


(B)  Reports on Form 8-K

     There were no reports submitted on form 8-K during the fourth quarter of 2001.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                HOMECOM COMMUNICATIONS, INC.

                                BY: /s/ TIMOTHY R. ROBINSON
                                ---------------------------
                                Timothy R. Robinson
                                Executive Vice President and Chief
                                Financial Officer (Principal Accounting Officer)



                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.


        Signature                              Title                              Date
        ---------                              -----                              ----

/s/ TIMOTHY R. ROBINSON        Vice President--Chief Financial Officer       March 29, 2001
--------------------------
Timothy R. Robinson

/s/ GIA BOKUCHAVA, PH.D.       Chief Technical Officer; Director             March 29, 2001
--------------------------
Gia Bokuchava, Ph.d.

/s/ NINO DOIJASHVILI, PH.D     Director of Technical Services, Director      March 29, 2001
--------------------------
Nino Doijashvili, Ph.d.

/s/ DAVID DANOVITCH            Director                                      March 29, 2001
--------------------------
David Danovitch

/s/ LARRY SHATSOFF             Director                                      March 29, 2001
--------------------------
Larry Shatsoff

/s/ MICHAEL SHEPPARD          Director                                       March 29, 2001
 -------------------------
Michael Sheppard


                                       46

                                  EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

2.1 --Asset Purchase Agreement, dated January 31,2001, for the Acquisition of Certain Assets of HomeCom Communications, Inc., InsureRate, Inc. and FIMI Securities, Inc. by Digital Insurance, Inc.*****

2.2 --Asset Purchase Agreement by and between Netzee, Inc. and HomeCom Communications, Inc. dated as of March 15, 2001.*****

3.1         --Restated Certificate of Incorporation of the Registrant.*

3.2         --Restated Bylaws of the Registrant.*

3.3 --Certificate of Designation of Series A Convertible Preferred stock.***

3.4         --Certificate of Designation of Series B Convertible Preferred
            Stock.**

3.5 --Certificate of Designation of Series C Convertible Preferred Stock (previously filed).

3.6 --Certificate of Designation of Series D Convertible Preferred Stock (previously filed).

4.1 --See Exhibits 3.1 and 3.2 for provisions of the Restated Certificate of Incorporation and Bylaws of the Registrant defining rights of the holders of Common Stock of the Registrant.*

4.2         --Specimen Stock Certificate.*

4.3         --Form of Warrant.*

10.1 --HomeCom Communications, Inc. Stock Option Plan and form of Stock Option Certificate.*

10.2 --HomeCom Communications, Inc. Non-Employee Directors Stock Option Plan and form of Stock Option Certificate.*

10.3 --Employment Agreement between the Registrant and Harvey W. Sax, dated January 1, 1996.*

10.4 --Form of Employment Agreement entered into between the Registrant and each of its executive officers except Harvey W. Sax.*

10.5 --Lease Agreement between Property Georgia OBJLW One Corporation and the Registrant dated January 22, 1996.*

10.6 --Lease and Services Agreement between Alliance Greensboro, L.P. and the Registrant, dated June 25, 1996.*

10.7 --Business Alliance Program Agreement between Oracle Corporation and the Registrant, dated May 30, 1996, together with the Sublicense Addendum, Application Specific Sublicense Addendum, Full Use and Deployment Sublicense Addendum and License Transfer Policy, each dated May 30, 1996.*

10.8 --Network Enrollment Agreement between Apple Computer, Inc. and the Registrant, effective May 1996.*

10.9 --Member Level Agreement between Microsoft Corporation and the Registrant, effective May 1996.*

10.10 --Master Agreement for internet Services and Products between BBN Planet Corporation and the Registrant, dated February1, 1996.*

10.11 --Authorized Business Partners Agreement between BBN Planet Corporation and the Registrant, dated May 14, 1996

10.12 --Stock Purchase Agreement between the Registrant and the stockholders of HomeCom internet Security Services, Inc., dated August 31, 1996.*

10.13 --Form of Promissory Notes issued by the Registrant and held by Mark Germain.*

10.14 --Form of Promissory Notes issued by the Registrant and held by Esther Blech and the Edward A. Blech Trust.*

10.15 --Marketing Associate Solution Alliance Agreement dated February 6, 1997 between the Registrant and Unisys Corporation.*

10.16 --Marketing Associate Agreement dated February 6, 1997 between the Registrant and Unisys Corporation.**

10.17 --Letter agreement dated January 16, 1997 between the Registrant, David A. Blech, Esther Blech and the Edward A. Blech Trust.*

10.18       --HomeCom Communications, Inc. Employee Stock Purchase Plan.*

10.19 --5% Convertible Debenture Purchase Agreement dated effective September 19, 1997 between the Registrant, euro factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and CPLBO.***

10.20 --Form of 5% Convertible Debenture issued by the Registrant and held by Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.21 --Registration Rights Agreement dated effective September19, 1997 between the Registrant, Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.22 --Letter agreement dated September 23, 1997 between the Registrant, Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.23 --Letter agreement dated September 27, 1997 between the Registrant, Euro Factors International, Inc., Beauchamp Finance, FTS Worldwide Corporation and COLBO.***

10.24 --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $4.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.25 --Form of Warrant to purchase 200,000 shares of Common Stock at an exercise price of $6.00 per share issued by the Registrant to First Granite Securities, Inc.***

10.26 --Form of Securities Purchase Agreement between the Registrant, Sovereign Partners, L.P. and Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.27 --Form of Registration Rights Agreement between the Registrant, Sovereign Partners, L.P. and Dominion Capital Fund, LTD. dated as of December 23, 1997.***

10.28 --Form of Warrant to purchase 18,750 shares of Common Stock issued by the Registrant to Sovereign Partners, L.P.***

10.29 --Form of Warrant to purchase 56,250 shares of Common Stock issued by the Registrant to Dominion Capital Fund, LTD.***

10.30 --Common Stock Purchase Agreement dated January 23, 1998 by and among InsureRate, Inc., the Registrant, Jerome R. Corsi and Hamilton Dorsey Alston HomeCom.***

10.31 --Escrow Agreement dated as of January 23, 1998 by and among InsureRate, Inc., Hamilton Dorsey Alston HomeCom, the Registrant, Jerome R. Corsi and SunTrust Bank, Atlanta.***

10.32 --Shareholders Agreement dated January 23, 1998 by and among Hamilton Dorsey Alston HomeCom, the Registrant and InsureRate, Inc.***

10.33 --Web development and Hosting Services Agreement dated January 23, 1998, by and among InsureRate, Inc. and Hamilton Dorsey Alston HomeCom.***

10.34 --Form of Warrant to purchase 25,000 shares of Common Stock for an aggregate purchase price of $92,500 by the Registrant to Hamilton Dorsey Alston HomeCom.***

10.35 --Loan Agreement dated January 23, 1998 by and between InsureRate, Inc. and the Registrant.***

10.36       --Form of Master Note issued by the Registrant to InsureRate,
            Inc.***

10.37 --Form of Warrant to purchase 50,000 shares of Common Stock issued by the Registrant to The Malachi Group, Inc.+

10.38 --Letter Agreement, dated April 8, 1998 by and among HomeCom, Eurofactors International Inc., Blauchamp France, FTS Worldwide Corporation and COLBO.****

10.39 --Letter Agreement, dated April 8, 1998 by and between First Granite Securities, Inc. and HomeCom.****

10.40 --Letter Agreement, dated April 17, 1998 by and among Sovereign Partners, L.P., Dominion Capital Fund and HomeCom.****

10.41 --Agreement and Plan of Reorganization by and among The Insurance Resource Center, Inc., Tim Strong, James Higham, Cameron M. Harris & HomeCom and HomeCom, dated as of April15, 1998.***

10.42 --Employment Agreement by and between HomeCom and Tim Higham, dated as of April 16, 1998.***

10.44 --Asset Purchase Agreement by and between HomeCom and Sage Networks Acquisition Corp. dated as of June 10, 1998.+

10.45 --Escrow Agreement by and between HomeCom and Sage Networks Acquisition Corp. dated as of June 10, 1998.+

10.46 --Transitional Services Agreement by and between HomeCom and Sage Networks Acquisition Corp. dated as of June 10, 1998.+

10.47 --Co-Location Agreement by and between HomeCom and Sage Networks, Inc. dated as of June 10, 1998.+

10.48 --Agreement and Plan of Merger by and among HomeCom Communications, Inc, FIMI Securities Acquisitions Corp., Inc., ATF Acquisition Corp., Inc. and Daniel A. Delity, James Wm. Ellsworth, and David B. Frank dated as of November 6, 1998, together with exhibits.++

10.50 --Securities Purchase Agreement dated as of March 25, 1999 by and among HomeCom Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund, L.L.C.++

10.51 --Registration Rights Agreement dated as of March 25, 1999 by and among HomeCom Communications, Inc. and CPR (USA), Inc., Liberty View Funds, L.P., and Liberty View Fund, L.L.C.++

10.52       --Transfer Agent Instructions dated as of March 25, 1999.++

10.53       --Transfer Agent Legal Opinion dated as of March 25, 1999.++

10.54 --Placement Agency Agreement dated as of March 25, 1999 by and between HomeCom Communications, Inc. and J.P. Turner & Company, L.L.C.++

10.55 --Stock Purchase Agreement by and among HomeCom Communications, Inc. and Richard L. Chu, Joseph G. Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.+++

10.56 --Employment Agreement Between Ganymede Corporation and Richard L. Chu, dated as of April 23, 1999.+++

10.57 --Employment Agreement between Ganymede Corporation and John Winans, dated as of April 23, 1999.+++

10.58 --Employment Agreement between Ganymede Corporation and Joseph G. Rickard, dated as of April 23, 1999.+++

10.59 --Escrow Agreement by and among HomeCom Communications, Inc. and Richard L. Chu, Joseph G. Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.+++

10.60 --Pledge and Security Agreement by and between HomeCom Communications, Inc. and Richard L. Chu, Joseph G. Rickard, John R. Winans, Mario D'Agostino, Karen Moore, and John Kokinis, dated as of April 23, 1999.+++

10.61       --Warrant Agreement, dated as of March 25, 1999, by and among CPR
            (USA), Inc. and HomeCom Communications, Inc.++++

10.62 --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View Fund, L.L.C. and HomeCom Communications, Inc.++++

10.63 --Warrant Agreement, dated as of March 25, 1999, by and among Liberty View, Funds, L.P. and HomeCom Communications, Inc.++++

10.64 --Warrant Agreement, dated as of March 25, 1999, by and among J.P. Turner & Company, L.L.C and HomeCom Communications, Inc.++++

10.65 --Securities Purchase Agreement dated as of July 23, 1999 by and among HomeCom Communications, Inc. and MacNab LLC (previously filed).

10.66 --Registration Rights Agreement dated as of July 23, 1999 by and among HomeCom Communications, Inc. and MacNab LLC (previously filed).

10.67 --Transfer Agent Instructions dated as of September 28, 1999 (previously filed).

10.68 --Transfer Agent Legal Opinion dated as of July 23, 1999 (previously filed).

10.69 --Placement Agency Agreement dated as of July 23, 1999 by and between HomeCom Communications, Inc. and Greenfield Capital Partners (previously filed).

10.70 --Warrant Agreement, dated as of July 23, 1999, by and between HomeCom Communications, Inc. and MacNab LLC (previously filed).

10.71 --Securities Purchase Agreement dated as of September 27, 1999 by and among HomeCom Communications, Inc. and Jackson LLC (previously filed).

10.72 --Registration Rights Agreement dated as of September 27, 1999 by and among HomeCom Communications, Inc. and Jackson LLC (previously filed).

10.73 --Transfer Agent Instructions dated as of September 28, 1999(previously filed).

10.74 --Transfer Agent Legal Opinion dated as of September 28, 1999 (previously filed).

10.75 --Placement Agency Agreement dated as of September 27, 1999 by and between HomeCom Communications, Inc. and Greenfield Capital Partners (previously filed).

10.76 --Warrant Agreement, dated as of September 27, 1999, by and between HomeCom Communications, Inc. and Jackson LLC (previously filed).

10.77 --Asset Purchase Agreement, dated October 1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.78 --Bill of Sale and Assignment, dated October 1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.79 --Non-solicitation and Non-compete Agreement, Dated October1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.80 --Registration Rights Agreement, October 1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.81       --Form of Opinion of Purchaser's Counsel.+++++

10.82       --Form of Opinion of Seller's Counsel.+++++

10.83 --Referral and Service Agreement, dated October 1, 1999, by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.84 --Value Added Distributor Agreement, dated October 1, 1999 by and between HomeCom Communications, Inc. and Infrastructure Defense, Inc.+++++

10.85       --Resignation Letter of Krishan Puri, dated November 1, 1999.++++++

10.86 --Employment Agreement between the Registrant and Timothy R. Robinson dated August 1, 2000.

10.87 --Amendment to employment Agreement between Registrant and George Bokchava dated January 10, 2001.

10.88 --Separation and Release Agreement, dated March 29, 2001, between HomeCom Communications, Inc. and Harvey Sax******

21.1        --List of Subsidiaries.***

23.1        --Consent of Feldman Sherb, & Co., P.C.

--------------------------------------------------------------------------------

* Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-12219).

** Incorporated herein by reference to exhibit of the same number in the Form 10-K of the Registrant filed with the Commission on March 31, 1998.

*** Incorporated herein by reference to exhibit of the same number in the Form S-1 Registration Statement of the Registrant (Registration No. 333-42599).

**** Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on April 28, 1998 . + Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on June 25, 1998.

++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on November 18, 1998.

+++ Incorporated herein by reference to exhibit of the same number in Form 10-Q/A of the Registrant filed with the Commission on November 17, 1999.

+ Incorporated herein by reference to exhibit of the same number in Form S-1 Registration Statement of the Registrant(Registration No. 333-45383).

++ Incorporated herein by reference to exhibit of the same number in Form 10-K of the Registrant filed with the Commission on March 31, 1999.

+++ Incorporated herein by reference to exhibit of the same number in Form 8-K of the Registrant filed with the Commission on May 10, 1999.

++++ Incorporated herein by reference to Registration Statement on Form S-3 of the Registrant (Registration No. 333-79761)

+++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on October 18, 1999.

++++++ Incorporated herein by reference to exhibit of the same number on Form 8-K of the Registrant filed with the Commission on November 5, 1999.

***** Incorporated herein by reference to exhibit of the same number of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.

****** Incorporated herein by reference to Exhibit 10.1 of Form 10-Q of the Registrant filed with the Commission on May 21, 2001.